JMB/245 PARK AVENUE ASSOCIATES, LTD.
EXHIBIT


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------x

         In re                 :       Chapter 11 Case Nos.
                                       92 B 42698  (JLG)
OLYMPIA & YORK                 :       (Jointly Administered)
  REALTY CORP., et al.,
                               :

                               :
          Debtors.
                               :
-------------------------------x


                   THIRD AMENDED JOINT PLAN OF REORGANIZATION


Dated:  New York, New York
        September 12, 1996



WEIL, GOTSHAL & MANGES LLP              PROSKAUER ROSE GOETZ &
Attorneys for Debtors in                  MENDELSOHN LLP
  Possession (Other than                Attorneys for Battery Park
  Olympia & York Tower B Lease            Holdings Inc. and Carena
  Company)                                Bancorp US, Inc.
767 Fifth Avenue                        1585 Broadway
New York, New York 10153                New York, New York 10036
(212) 310-8000                          (212) 969-3000

SIDLEY & AUSTIN                         COUDERT BROTHERS
Attorneys for Canadian Imperial         Attorneys for Dragon
  Bank of Commerce                        Holdings Limited
875 Third Avenue                        1114 Avenue of the Americas
New York, New York 10022                New York, New York 10036
(212) 906-2000                          (212) 626-4400

SHEARMAN & STERLING                     KAYE, SCHOLER, FIERMAN, HAYS
Attorneys for Citibank, N.A.              & HANDLER LLP
153 East 53rd Street                    Attorneys for Olympia & York
New York, New York 10022                  Tower B Lease Company, as
(212) 848-4000                            Debtor and Debtor in
                                          Possession
                                        425 Park Avenue
                                        New York, New York 10022
                                        (212) 836-8000

                          JOINT PLAN OF REORGANIZATION

          Olympia & York Realty Corp., et al., the Debtors in the above-captioned chapter 11 cases, and the Co- Proponents hereby propose the following joint chapter 11 plans of reorganization for the Debtors:


         SECTION 1.  DEFINITIONS AND INTERPRETATION.

A. Definitions.

          The following terms used herein and in the Disclosure Statement shall have the respective meanings defined below:

          1.1. Additional Payments has the meaning assigned to such term in section 15.3 hereof.

          1.2. Administrative Expense Claim means any right to payment constituting a cost or expense of administration of the Reorganization Cases allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including (a) any actual and necessary costs and expenses of preserving the estates of the Debtors, (b) any actual and necessary costs and expenses of operating the businesses of the Debtors, (c) any indebtedness or obligations incurred or assumed by the Debtors in Possession in connection with the conduct of their business or for the acquisition or lease of their properties, (d) any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under section 330 or 503 of the Bankruptcy Code, whether fixed before or after the Effective Date, (e) any fees or charges assessed against the estate of the Debtors under section 1930, chapter 123, title 28, United States Code, including any post-Confirmation Date and post- Effective Date fees and charges, and (f) any Claims treated as Administrative Expense Claims in accordance with section 4.1 hereof.

          1.3. Aetna means the Aetna Life Insurance Company.

          1.4. Aetna Mortgage Loan means that certain mortgage loan in the original principal amount of $220,000,000 made in accordance with that certain Consolidation and Extension Agreement dated as of September 28, 1983 among Aetna, 245 Park Co. and Equityco, which loan is secured by a first mortgage on and an assignment of leases relating to 245 Park Avenue.

          1.5. Aetna Mortgage Loan Claims means any Claim under or relating to the Aetna Mortgage Loan.

          1.6. Aetna Restructured Mortgage Loan means the Aetna Mortgage Loan, as amended and modified in accordance with section 15.3(a) hereof and the Aetna Restructured Mortgage Loan Documents.

          1.7. Aetna Restructured Mortgage Loan Documents means the documents required to execute and deliver the Aetna Restructured Mortgage Loan, forms of which are annexed to the Plan as Exhibit A.

          1.8. Affiliate means, with reference to any Entity, any other Entity that, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, "controls," is "controlled by" or is under "common control with" such Entity.

          1.9. Aggregate Disallowed Amount means, for each class and/or subclass and at any time, the difference between (a) the value as of the Confirmation Date of the Equity Interests in Newco LP, Convertible Note Interests, and the Cash in a reserve or escrow established in accordance with this Plan, minus (b) the value, as of the Confirmation Date, of the Equity Interests in Newco LP, Convertible Note Interests, and the Cash in such reserve or escrow account needed to fund distributions as if each remaining Disputed Claim were an Allowed Claim in its Maximum Allowable Amount, taking into account any rights of the Disbursing Agent to deduct or withhold distributions pursuant to section 20.3.4 hereof.

          1.10. Allowed means, with reference to any Claim or Equity Interest, (a) any Claim against or Equity Interest in any of the Debtors, proof of which was filed within the applicable period of limitation fixed by the Bankruptcy Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules as to which (i) no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules or a Final Order, or (ii) no action has been commenced to avoid such Claim or Equity Interest within the applicable period of limitation fixed by this Plan, or
(iii) an objection has been interposed, to the extent such Claim or Equity Interest has been allowed

(whether in whole or in part) by a Final Order, (b) if no proof of claim was so filed, any Claim against or Equity Interest in the Debtors which has been listed by the Debtors in their Schedules as liquidated in amount and not disputed or contingent, (c) any Claim arising from the recovery of property under section 550 or 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, or (d) any Claim allowed hereunder.

          1.11. Allowed Club Loan Claims means the Club Loan Claims allowed as of October 11, 1995, in accordance with the January 12th Settlement Agreement Order, in the amount of $165,508,335.43 (plus interest and costs from and after October 11, 1995 to the extent payable and allowable under the agreements evidencing the Club Loan and under applicable law).

          1.12. Amex means American Express Company and/or any Affiliate thereof.

          1.13. Amex/Retailco Lease means that certain lease dated June 15, 1983, as assigned pursuant to that certain Assignment and Assumption of Retail Lease dated as of February 28, 1986 by Tower A Co. to Retailco, as amended by that certain First Amendment of Retail Lease dated August 12, 1987.

          1.14. Amex Settlement means the compromise and settlement of the various Claims of Amex to be effected in accordance with section 4.8 hereof.

          1.15. Apollo means Apollo Real Estate Investment Fund, L.P. and/or any Affiliate thereof.

          1.16. Available Cash means, as of any date and with respect to any Debtor or successor to a Debtor under this Plan, the amount of Cash or Cash equivalents available as of such date to make distributions to holders of Administrative Expense Claims, Allowed Claims and Allowed Equity Interests in accordance with this Plan, including, with respect to the Entities owning Tower A, 245 Park Avenue and OLP, Cash that is subject to a Lien of the mortgagee relating to such buildings to the extent such mortgagee votes to accept the Plan or otherwise as ordered by the Bankruptcy Court.

          1.17. Baden means Baden Real Estate Corp., a Delaware corporation and a Debtor in the Reorganization Cases.

          1.18. Baden Pledge means that certain pledge by Baden to Bank of Nova Scotia of the MCJV Pledged Notes made pursuant to that certain Assignment and Pledge Agreement dated February 25, 1992.

          1.19. Ballot means the form or forms distributed to each holder of an impaired Claim or Equity Interest on which is to be indicated acceptance or rejection of this Plan.

          1.20. Ballot Agent means Georgeson & Co., Inc., Wall Street Plaza, New York, New York 10005, (212) 440-9820 or 1-800-223-2064.

          1.21. Ballot Date means the date set by the Bankruptcy Court by which all Ballots must be received.

          1.22. Bank Leumi Claims means the Claims of Bank Leumi arising in connection with the Decision, any Judgment, the Holdings Guaranty and the Devco LP Loan Documents (each as defined in that certain Standstill Agreement among the Family Corps., O&Y 25 Realty Company and O&Y 25 Realty Company, L.P. and Bank Leumi, dated November 24, 1993).

          1.23. Bank of Nova Scotia means The Bank of Nova Scotia and/or any Affiliate thereof.

          1.24. Bank of Nova Scotia Claims means any and all Claims of Bank of Nova Scotia against Baden, MCJV and all other O&Y Affiliates arising under or relating to the MCJV Pledged Notes, the Baden Pledge and the OYDL Swap Agreements; provided, however, that "Bank of Nova Scotia Claims" shall not include any Claims arising from or related to Bank of Nova Scotia's status as a tenant at OLP.

          1.25. Bank of Nova Scotia Settlement means the compromise and settlement of the Bank of Nova Scotia Claims to be effected in accordance with section 4.9 hereof.

          1.26. Bankruptcy Code means the Bankruptcy Reform Act of 1978, as amended and as codified at title 11, United States Code.

          1.27. Bankruptcy Court means the United States District Court for the Southern District of New York having jurisdiction over the Reorganization Cases and, to the extent of any reference under section 157, title 28, United

States Code, the unit of such District Court constituted under section 151, title 28, United States Code.

          1.28. Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code.

          1.29. BPHI means Battery Park Holdings Inc.

          1.30. BPHI Group means, collectively, BPHI, CIBC and Dragon.

          1.31. BPHI Partnerships means, collectively, Tower A Co., Tower A Holding, Tower B Holding I and Tower D Holding I.

          1.32. BPHI Settlement means the compromise and settlement of various Claims of and against BPHI and the Equity Interests of BPHI to be effected in accordance with section 4.3 hereof and the Tower B Co. Plan.

          1.33. Business Day means any day other than a Saturday, a Sunday, any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order or Rosh Hashanah (first day), Yom Kippur and the Friday after Thanksgiving.

          1.34. Carena means Carena Bancorp US, Inc.

          1.35. Cash means legal tender of the United States of America.

          1.36. Catch-Up Cash Distribution means, for each such period for which such amount shall be determined in accordance with section 20.5 hereof, and for each class entitled to be distributed Cash under this Plan, a distribution in Cash equal to each holder of an Allowed Claim's Ratable Proportion of the Aggregate Disallowed Amount.

          1.37. Catch-Up Equity Distribution means, with respect to the Class 8.6 Disputed Claims Equity Escrow, and for each such period for which such amount shall be determined in accordance with section 20.5 hereof, a distribution of that number of Equity Interests in Newco LP equal to each holder of an Allowed Claim's Ratable Proportion of the Aggregate Disallowed Amount, plus the portion of the net earnings, dividends, distributions and interest attributable thereto.

          1.38. Causes of Action means any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, in law, equity or otherwise.

          1.39. Chase Note means that certain Promissory Note, dated September 20, 1994, made by Chase Family Limited Partnership No. 2 to O&Y Finco in the original principal amount of $2,500,000, which promissory note
(a) provides for five equal annual installments of $500,000 payable on September 20 in 1995, 1996, 1997, 1998 and 1999, (b) does not accrue interest unless an event of default thereunder has occurred, and (c) was assigned by O&Y Finco to Baden in connection with that certain Memorandum of Sale among Baden, Devco, Equityco and O&Y Finco, dated as of October 11, 1995.

          1.40. CIBC means Canadian Imperial Bank of Commerce and/or any Affiliate thereof.

          1.41. CIBC Amended and Restated Indemnity Agreement means that certain Indemnity Agreement to be executed and delivered by Newco LP on the Effective Date in accordance with sections 7.9 and 18.15 hereof.

          1.42. CIBC/Lost Note Indemnity means that certain Indemnification Agreement dated January 6, 1995 among O&Y Finco, Equityco, Equity GP and CIBC, pursuant to which O&Y Finco, Equityco and Equity GP indemnified CIBC and certain of its designees from any and all losses, costs, liabilities, claims, damages, fines, penalties and expenses relating to the loss or misplacement of the original of a certain promissory note made by 3832 Associates to the National Bank of Canada, New York Branch, as amended pursuant to that certain undated Allonge to Note executed by National Bank of Canada, New York Branch and as endorsed by such bank to O&Y Finco, which note is in the principal amount of $25,000,000.

          1.43. CIBC/Lost Note Indemnity Claims means any Claim under or relating to the CIBC/Lost Note Indemnity.

          1.44. CIBC/OLP Claims means any Claim under or relating to the CIBC/OLP Loan, including (a) any and all Claims relating to or Liens securing the Allowed CIBC/OLP Claims or granted by any of the Debtors and/or any of their

Affiliates or (b) any and all Claims based upon guarantees of collection, payment or performance of any obligation of any of the Debtors relating to the CIBC/OLP Loan and any and all Liens granted by any such Debtor or Affiliate to secure such guarantee(s) or obligation(s).

          1.45. CIBC/OLP Loan means that certain loan made in accordance with that certain Credit Agreement dated September 26, 1991 between U.S. Finco and CIBC, in the original principal amount of $55,000,000, which loan is secured by (a) a pledge and collateral assignment by U.S. Finco of its interest in the U.S. Finco Mortgages, (b) the pledge and collateral assignment by Devco and Devco GP of their partner interests in OLP Co., Trinity Place Co. and Liberty Plaza Co., and (c) payment guarantees from OYDL, Devco and Devco GP.

          1.46. Citibank means Citibank, N.A. and/or any Affiliate thereof.

          1.47. Citibank Canada means Citibank Canada, a Canadian banking corporation.

          1.48. Citibank Canada Claims means any Claim under or relating to the Citibank Canada Loan.

          1.49. Citibank Canada Loan means that certain loan made in accordance with a loan agreement dated February 17, 1988, between Citibank Canada and Realty Corp., as amended.

          1.50. Citibank Letter of Credit means that certain irrevocable standby letter of credit of Citibank issued pursuant to that certain Letter of Credit Agreement dated September 27, 1983 by Citibank in favor of Park-Lex Co., the reimbursement obligation of Equityco relating to which is secured by various marketable securities.

          1.51. Citibank Letter of Credit Claims means any Claim under or relating to the Citibank Letter of Credit.

          1.52. Citibank Swap Claim means that certain Secured Claim relating to an Interest Rate and Currency Exchange Agreement, dated as of August 14, 1989, between Devco and Citibank.

          1.53. Claim means (a) right to payment or alleged right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (b) right to an equitable remedy or alleged right to an equitable remedy for breach of performance of an obligation, if such breach gives rise to a right to payment, whether or not such right to an equitable remedy or such right to payment is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

          1.54. Claims Objection Deadline means, with respect to parties in interest other than the Debtors, the Confirmation Date or such other date as may be ordered by the Bankruptcy Court, and, with respect to the Debtors, one hundred and twenty (120) days after the Effective Date, unless extended by order of the Bankruptcy Court.

          1.55. Class A Interests means the Class A Limited Partner Interests in Newco LP to be issued as described in section 18.1.1 hereof.

          1.56. Class B Interests means the Exchangeable Class B Limited Partner Interests in Newco LP to be issued as described in section 18.1.1 hereof.

          1.57. Class 8.6 Disputed Claims Equity Escrow means the interest-bearing escrow account in which Class A Interests and Class B Interests shall be held in accordance with section 20.3.3 hereof.

          1.58. Club Loan means that certain Revolving Credit Agreement dated June 21, 1991 in the original principal amount of $160,000,000, made by Morgan Guaranty Trust Company of New York, as agent, to, among other O&Y Affiliates, Devco, secured by, among other things, pledges of partner interests and other miscellaneous interests in the following six properties: (a) Tower A, (b) Tower B, (c) 245 Park Avenue, (d) Maiden Lane,
(e) 11601 Wilshire and (f) 400 South Hope Street.

          1.59. Club Loan Claims means any and all Claims under or relating to the Club Loan, including (a) any and all Claims relating to or Liens securing the Allowed Club Loan Claims against or granted by any of the Debtors and/or any of their Affiliates and (b) any and all Claims based upon or Liens securing any guarantees of collection, payment or performance of any obligation of any of the Debtors relating to the Club Loan.

          1.60. Club Loan/245 Park Deficiency Claim means any Deficiency Claim relating to the Allowed Club Loan Claims against 245 Corp. and 245 Holding LP.

          1.61. Club Loan Transferors means the holders of the Club Loan who are obligated to transfer their respective interests in the Club Loan to certain of the Co-Proponents upon the terms and subject to the conditions set forth in the January 12th Settlement Agreement.

          1.62. Collateral means any property or interest in property of the estate of a Debtor subject to a Lien to secure the payment or performance of a Claim.

          1.63. Compensation Claim means that portion of an Allowed Claim representing compensation that is subject to withholding and employment tax requirements under applicable law.

          1.64. Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

          1.65. Confirmation Hearing means the hearing held by the Bankruptcy Court to consider confirmation of this Plan, as it may be adjourned or continued from time to time.

          1.66. Confirmation Order means the order of the Bankruptcy Court confirming this Plan.

          1.67. Consolidated Devco means Devco, Devco GP, Equityco, Equity GP, U.S. Finco, and O&Y Finco, as substantively consolidated in accordance with section 2.1 hereof.

          1.68. Consolidated Devco Convenience Claim means (a) an Allowed Unsecured Claim against any of the Consolidated Devco Entities equal to $5,000 or less, (b) the Allowed Unsecured Claim against any of the Consolidated Devco Entities of a holder that has irrevocably elected on its Ballot to reduce its Claim against any of the Consolidated Devco Entities to the amount of $5,000 or less, and/or (c) a Disputed Unsecured Claim against any of the Consolidated Devco Entities which became an Allowed Unsecured Claim of $5,000 or less with the consent of and in the amount agreed to by a Debtor and the Co-Proponents; provided, however, that the Unsecured Claim of a holder of more than one Unsecured Claim against any of the Debtors may not be a Consolidated Devco Convenience Claim unless the holder has irrevocably elected on its Ballot to withdraw, consolidate, amend and reduce all Unsecured Claims held by it against any of the Debtors to one consolidated Unsecured Claim against the Consolidated Devco Entities in the amount of $5,000 or less.

          1.69. Consolidated Devco Entities means, collectively, Devco, Devco GP, Equityco, Equity GP, U.S. Finco and O&Y Finco.

          1.70. Consolidated Realty Corp. means Realty Corp., OYREUSA and Baden, as substantively consolidated in accordance with section 2.2 hereof.

          1.71. Consolidated OLP means Liberty Plaza Co., OLP Co. and Trinity Place Co., as substantively consolidated in accordance with section
2.3 hereof.

          1.72. Consolidated 245 means 245 Park Co., 245 Holding LP and 245 Corp., as substantively consolidated in accordance with section 2.4 hereof.

          1.73. Controlled Affiliate means any O&Y Affiliate that is controlled by one or more of Devco, Devco GP, Equityco, Equity GP, Realty Corp., OYREUSA, Baden, and U.S. Finco; provided, however, that in all events, Controlled Affiliate shall include O&Y Concord 60 Broad Street Company and 245 Park Co.; and provided, further, that Controlled Affiliate shall not include U.S. Holdings.

          1.74. Controlling Interest means greater than 50% of the outstanding Equity Interests in Newco LP.

          1.75. Conversion Notice has the meaning assigned to such term in section 7.11.1 hereof.

          1.76. Conversion Right has the meaning assigned to such term in section 7.11.1 hereof.

          1.77. Convertible Note means that certain convertible note to be issued by Newco LP to the holders of Allowed Unaffiliated Unsecured Claims in the original principal amount equal to the product of (a) 5.71% multiplied by (b) the sum of (i) the aggregate amount of Allowed Unaffiliated Unsecured Claims and (ii) the Disputed Unaffiliated Unsecured Claims as of the Effective Date in their Maximum Allowable Amounts, a form of the note and indenture relating to which is annexed to the Plan as Exhibit B.

          1.78. Convertible Note Indenture Trustee means the indenture trustee for the Convertible Note, which shall be selected by the Creditors' Committee prior to the Effective Date and whose selection shall be reasonably satisfactory to the Co-Proponents and the Debtors.

          1.79. Convertible Note Interests means the interests in the Convertible Note to be distributed to each holder of an Allowed Unaffiliated Unsecured Claim in accordance with section 7.11.1 hereof, and to the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow in accordance with section 20.3.2 hereof, which interests will either be in the form of
(a) uncertificated beneficial interests or (b) certificated, individual notes evidencing such interests, as may be determined by the Debtors, the Co-Proponents and the Creditors' Committee.

          1.80. Coopers & Lybrand OYDL, Inc./Limited means, collectively,
(a) Coopers & Lybrand OYDL, Inc., (b) Coopers & Lybrand Limited, as the trustee in bankruptcy for OYDL, (c) all current or former partners or owners of the foregoing (including current or former owners of any direct or indirect interest in the foregoing), and (d) all current and former officers, directors, trustees, employees, agents, attorneys, accountants, financial advisors, investment bankers, appraisers, advisors and engineers of any of the foregoing.

          1.81. Co-Proponent Unsecured Claims means, collectively, (a) all General Unsecured Claims against one or more of the Consolidated Devco Entities held at any time by any Co-Proponent (other than any Claim or portion thereof proof of which was filed by Citibank to account for Banco di Roma's $10,000,000 in original principal amount participation in the loan made by Citibank to the predecessor of Olympia & York Massachusetts Financial Company, which Claim is an Allowed Unaffiliated Unsecured Claim), whether or not at any relevant time such Claim is continued to be held by such Co-Proponent, and (b) all General Unsecured Claims transferred, or presently contemplated to be transferred, to certain of the Co- Proponents by the Club Loan Transferors in accordance with the January 12th Settlement Agreement.

          1.82. Co-Proponents means, collectively, BPHI, Carena, CIBC, Dragon and Citibank and/or any Affiliates (excluding any Debtors or O&Y Affiliates) of such Entities.

          1.83. Co-Proponents' Capital Infusion means that certain capital contribution of $75,000,000 to Newco LP to be provided by the Co-Proponents in accordance with section 18.12 hereof.

          1.84. Core Properties means, collectively, 53 State Street, OLP, 245 Park Avenue, Tower A, Tower B, and Tower D.

          1.85. Creditors' Committee means the Official Committee of Unsecured Creditors appointed under section 1102 of the Bankruptcy Code in the Reorganization Cases that commenced on October 11, 1995.

          1.86. Debtors means collectively, Realty Corp., SF Holdings, Devco, Equityco, Devco Canada, Equity Canada, Devco GP, Equity GP, U.S. Finco, O&Y Finco, OYREUSA, Baden, Tower Corp., Tower A Co., 245 Park Co., 245 Holding LP, 245 Corp., OLP Co., Liberty Plaza Co., Trinity Place Co. and Tower B Leaseco.

          1.87. Debtors in Possession means the Debtors in their respective capacities as debtors in possession under sections 1107(a) and 1108 of the Bankruptcy Code.

          1.88. Default Interest Component has the meaning assigned to such term in section 15.3 hereof.

          1.89. Deficiency Claim means, with reference to a Claim secured by a Lien against Collateral, an amount equal to the difference between (a) the aggregate amount of such Claim after giving effect to the operation of section 1111(b)(1)(A) of the Bankruptcy Code and (b) the amount of such Claim that is a Secured Claim; provided, however, that, in the event that the class in which such Secured Claim is classified makes the election under section 1111(b)(2) of the Bankruptcy Code in accordance with Rule 3014 of the Bankruptcy Rules, the Deficiency Claim otherwise relating to such Secured Claim shall be extinguished.

          1.90. Devco means O&Y (U.S.) Development Company, L.P., a Delaware limited partnership and a Debtor in the Reorganization Cases.

          1.91. Devco Canada means O&Y (U.S.) Development Canada Ltd., a New Brunswick corporation and a Debtor in the Reorganization Cases.

          1.92. Devco GP means O&Y (U.S.) Development General Partner Corp., a Delaware corporation and a Debtor in the Reorganization Cases.

          1.93. Dev Holding Corp. means O&Y Development Holding Corp., a Delaware corporation, and an O&Y Affiliate.

          1.94. DIP Loan means that certain debtor in possession credit agreement executed and delivered by and among Citicorp Real Estate Inc., CIBC and Carena, as lenders, Citicorp Real Estate Inc., as agent, and Devco, Devco GP, Equityco, Equity GP, Devco Canada, Equity Canada, Realty Corp., OYREUSA, Baden, U.S. Finco, Tower B Co. and WFC Fincorp, as borrowers, and Citibank, as the same may be amended from time to time, which credit agreement was approved by the DIP Order.

          1.95. DIP Order means, collectively, those certain orders of the Bankruptcy Court dated June 17, 1996 and July 26, 1996 approving the DIP Loan entered in the chapter 11 cases In re Olympia & York Realty Corp. et al., Chapter 11 Case Nos. 92 B 42698 (JLG), In re Olympia & York Tower B Co., Chapter 11 Case No. 96 B 42186 (JLG), and In re Olympia & York World Financial Center Finance Corp., Chapter 11 Case No. 95 B 43135 (JLG).

          1.96. Disbursing Agent means, prior to the Effective Date, Devco GP and, from and after the Effective Date, Newco LP.

          1.97. Disclosure Statement means the Disclosure Statement relating to this Plan, dated as of the date hereof, including the exhibits thereto, as the same may be amended, modified or supplemented from time to time.

          1.98. Disputed Claim means (a) a Claim against a Debtor to the extent that the allowance of such Claim is the subject of an objection, appeal or a motion to estimate interposed by a party in interest prior to the Claims Objection Deadline, which objection, appeal or motion has not been determined by a Final Order or (b) prior to the Claims Objection Deadline, to the extent that any Claim is scheduled as other than disputed, contingent or unliquidated, that portion of a Claim in excess of the amount of the Claim scheduled by the Debtors.

          1.99. Disputed Claims Cash Reserve means one or more segregated accounts in which Cash shall be held in accordance with section 20.3 hereof.

          1.100. Disputed Claims Convertible Note Interests means that number of Convertible Note Interests to be issued in accordance with section 20.3.2 hereof in the amount equal to the amount that would be distributable on account of the aggregate amount of Disputed Claims in Subclass 7.11.1 as if such Disputed Claims were Allowed Claims in their respective Maximum Allowable Amounts on the Effective Date.

          1.101. Disputed Equity Interest means any claim of ownership of an Equity Interest in a Debtor to the extent that the allowance thereof is the subject of a timely objection interposed by a Debtor or other party in interest in accordance with section 20.1 hereof, which objection has not been determined by a Final Order.

          1.102. Disputed MCJV Recovery means the recovery that may be realized by Baden or a subsidiary thereof from the sale of the MCJV Lands, the amount of which is dependent upon the resolution of the claims alleged in a suit captioned In re Holywell Corp., Case No. 84-01590/94-BKC- PGH, before the United States Bankruptcy Court for the Southern District of Florida.

          1.103. Disputed Realty Corp. Assets means the Disputed MCJV Recovery and the Disputed SF Cash.

          1.104. Disputed SF Cash means the Cash of SF Holdings, subject to a claim of ownership made by Coopers & Lybrand OYDL, Inc./Limited in a case before the Ontario Court of Justice captioned Coopers & Lybrand Limited v. Olympia & Realty Corp. and Olympia & York SF Holdings Corporation, Ontario Court Action No. 93-CQ-38609.

          1.105. DKB means The Dai Ichi Kangyo Bank, Limited.

          1.106. DKB Mortgage Loan means the three mortgage loans made by DKB to 245 Park Co., under that certain Financing Transaction for 245 Park Avenue, New York, New York, among 245 Park Co., 245 Leaseco, DKB, CIBC and Aetna dated September 7, 1989, as amended, in the original aggregate principal amount of $192,500,000, which mortgage loans matured on October 1, 1994, and which mortgage loans are secured by second, third and fourth mortgages on and assignments of leases relating to 245 Park Avenue.

          1.107. DKB Mortgage Loan Claims means any Claim under or relating to the DKB Mortgage Loan.

          1.108. DKB Restructured Mortgage Loan means the DKB Mortgage Loan, as amended and modified in accordance with section 15.4 hereof and the DKB Restructured Mortgage Loan Documents.

          1.109. DKB Restructured Mortgage Loan Documents means the documents required to execute and deliver the DKB Restructured Mortgage Loan, the cash management agreement and subordination agreement of which are annexed to the Plan as Exhibit C.

          1.110. Dragon means Dragon Holdings Limited or its designee.

          1.111. Dragon Settlement means the compromise and settlement of the various Claims of Dragon to be effected in accordance with section 4.10 hereof.

          1.112. Dragon Unsecured Claim means that certain General Unsecured Claim of Dragon against Equityco and Equity GP arising out of that certain loan made in the original principal amount of $50,000,000 under that certain Amended and Restated Mortgage and Security Agreement dated as of October 15, 1991 between O&Y Concord 60 Broad Street Company and Dragon.

          1.113. Earn-back Amounts has the meaning assigned to such term in section 15.3 hereof.

          1.114. Effective Date means the date upon which each of the conditions precedent specified in section 22.2 hereof shall have been satisfied or waived in accordance with section 22.3 hereof.

          1.115. Employee Withholding Requirement means any requirement pursuant to applicable law that a percentage of the value of the Cash and other property paid or distributed on account of a Compensation Claim be withheld from such payment or distribution and paid to all appropriate taxing authorities.

          1.116. Entity has the meaning assigned to such term in section 101(15) of the Bankruptcy Code.

          1.117. Equity Canada means O&Y Equity (Canada) Ltd., a New Brunswick corporation and a Debtor in the Reorganization Cases.

          1.118. Equityco means O&Y Equity Company, L.P., a Delaware limited partnership and a Debtor in the Reorganization Cases.

          1.119. Equity GP means O&Y Equity General Partner Corp., a Delaware corporation and a Debtor in the Reorganization Cases.

          1.120. Equity Interest means any partner interest or other instrument evidencing an ownership interest in a Debtor or in any Entity, whether or not transferable, and any warrant or right (other than a right to convert) to purchase, sell or subscribe for an interest or security in any of the Debtors or in any Entity.

          1.121. ERISA means Title IV of the Employee Retirement Income Security Act of 1974, as amended.

          1.122. Exercising Holder has the meaning assigned to such term in section 7.11.1 hereof.

          1.123. Exercising Tag-Along Holder has the meaning assigned to such term in section 18.13 hereof.

          1.124. Family Corps. means, collectively, A.R.F. Corp., R.R.F. Corp., P.R.F. Corp. and R. Investment Corp.

          1.125. FCA Inc. means Olympia & York FCA Inc., a Delaware corporation and an O&Y Affiliate.

          1.126. Federal Center Associates means Federal Center Associates, a Washington, D.C. joint venture and an O&Y Affiliate.

          1.127. Final Order means (a) an order of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, or
(b) if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or the Local Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

          1.128. Full Payment Triggering Event has the meaning assigned to such term in section 7.11.1 hereof.

          1.129. General Partner Interest means the 1% general partner interest in Newco LP to be issued to the Co- Proponents (indirectly through Managing GP) in accordance with section 3 hereof, which shall have the same rights in respect of distributions and allocations as the Class A Interests but shall entitle Managing GP to all of the rights, and subject Managing GP to all of the obligations, of a general partner under the Newco LP Partnership Agreement and applicable law.

          1.130. General Unsecured Claim means any Unsecured Claim against any of the Debtors that is not a Consolidated Devco Convenience Claim, Administrative Claim, Priority Tax Claim, Priority Non-Tax Claim, Insured Claim or Intercompany Claim.

          1.131. Gross Asset Value means, with reference to calculating asset management fees in respect of any Core Property, the gross value of such property determined annually by applying a 9% capitalization rate to the net operating income for such Core Property for the prior four quarters.

          1.132. Independence Bay means those certain parcels totaling 167 acres of real property located in Broward County, Florida.

          1.133. Independence Bay Contracts means (a) that certain Agreement for Purchase and Sale, dated as of November 2, 1995, between York Venture Co. and Centex Real Estate Corporation, as amended, (b) that certain Agreement for Purchase and Sale, dated as of November 2, 1995, between York Venture Co. and HG Management Joint Venture, as amended, and
(c) any other contracts of sale of all or a portion of Independence Bay that may be executed and delivered by York Venture Co., with the consent of Toronto Dominion, on or prior to the Effective Date.

          1.134. Insured Claim means any Claim against any of the Debtors arising out of or in connection with events allegedly causing personal injury or property damage, which events are alleged to have occurred at any property owned by the Debtors or the O&Y Affiliates and which Claims are covered by one or more of the general liability insurance policies held by the Debtors or the O&Y Affiliates.

          1.135. Intercompany Claim means any Claim held by a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate against a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate.

          1.136. IRC means the Internal Revenue Code of 1986, as amended.

          1.137. January 12th Settlement Agreement means that certain Settlement Agreement dated as of January 12, 1996 by and among certain of the Debtors, Carena, BPHI, CIBC, Dragon, Citibank and Apollo, as amended from time to time through the date of entry of the January 12th Settlement Agreement Order and as it may be amended to address matters identified in section V.C.6 and 7 of the Disclosure Statement, which have not been agreed to by any Entities that may be party thereto.

          1.138. January 12th Settlement Agreement Order means either (a) an order of the Bankruptcy Court approving in all respects the January 12th Settlement Agreement or (b) if the order described in clause (a) is not entered by the commencement of the Confirmation Hearing, the Confirmation Order; provided, however, that the approval of the transfer of the O&Y Affiliates' ownership interests in 11601 Wilshire contemplated by the January 12th Settlement Agreement may be the subject of an order entered on the Confirmation Date other than the orders referred to in clauses (a) and
(b) hereof.

          1.139. January 12th Settlement Motion means that certain motion of Devco, Devco GP, Equityco, Equity GP, Equity Canada, Devco Canada, Realty Corp., OYREUSA, Baden, SF Holdings and U.S. Finco dated January 12, 1996 requesting approval of the January 12th Settlement Agreement, as such motion may be amended from time to time prior to the date of entry of the January 12th Settlement Agreement Order.

          1.140. JMB means JMB/245 Park Avenue Co. or any Affiliate thereof.

          1.141. JMB/245 Conditions means, with reference to section 15.8 hereof, the following conditions: (a) the interests of the Debtors in each of OLP, 245 Park Avenue and

Tower D shall have been transferred to Newco LP on the Effective Date and
(b) the Co-Proponents shall have provided the Co-Proponents' Capital Infusion on or before the Effective Date.

          1.142. JMB/245 Park Member Option means that certain option of JMB described in section 15.8.1 hereof.

          1.143. JMB/245 Park Payments has the meaning assigned to such term in section 15.8.1 hereof.

          1.144. JMB Restructuring Documents means those documents required to implement the restructuring of JMB's partnership interest in 245 Park Co.

          1.145. Liabilities means any and all costs, expenses, actions, causes of action, suits, controversies, damages, claims, liabilities or demands of any nature, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, liquidated or unliquidated, matured or not matured, contingent or direct, whether arising at common law, in equity, or under any statute, based in whole or in part upon any act or omission or other occurrence taking place on or prior to the Effective Date.

          1.146. Liberty Plaza Co. means O&Y Liberty Plaza Co., a New York limited partnership and a Debtor in the Reorganization Cases.

          1.147. LIBOR means the London Interbank Offered Rate.

          1.148. Lien has the meaning assigned to such term in section 101(37) of the Bankruptcy Code (a lien that has been avoided in accordance with sections 544, 545, 546, 547, 548 and 549 of the Bankruptcy Code shall not constitute a Lien).

          1.149. Liquidating Corp. means Liquidating Corp., a Delaware corporation, to be formed in accordance with section 18.4 hereof.

          1.150. Liquidating Corp. Shares means the shares of capital stock of Liquidating Corp. to be issued to the Co-Proponents in accordance with this Plan.

          1.151. Liquidation Funding Advance means that certain credit facility to be provided by Newco LP to

Liquidating Corp. in accordance with section 18.4.4 hereof.

          1.152. Local Rules means the local rules of the Bankruptcy Court.

          1.153. Maiden Lane means that certain parcel of real property located at 59 Maiden Lane, New York, New York, together with the office building and other improvements existing thereon.

          1.154. Managing GP means Newco GP Corp., a Delaware corporation, the sole stockholders of which, on the Effective Date, will be the Co-Proponents.

          1.155. Maximum Allowable Amount means, with respect to any Disputed Claim, the least of the amounts (a) set forth in the proof(s) of claim filed by the holder thereof, (b) determined by order of the Bankruptcy Court or any other court of competent jurisdiction as the maximum fixed amount of such Claim or as the estimated amount for such Claim for allowance, distribution and reserve purposes, (c) in the case of a proof of claim filed in an unliquidated, undetermined or contingent amount, as determined by order of the Bankruptcy Court or any other court of competent jurisdiction, or (d) as agreed upon, in writing, by the Debtors and the holder of a Disputed Claim.

          1.156. MCJV means Miami Center Joint Venture, a Florida joint venture, and an O&Y Affiliate.

          1.157. MCJV Deadline has the meaning assigned to such term in section 18.1.1 hereof.

          1.158. MCJV Funding Commitment has the meaning assigned to such term in section 4.9 hereof.

          1.159. MCJV Lands means those certain four parcels of real estate located east of Southeast 2nd Avenue, west of Biscayne Bay, north of the Miami River, and south of Southeast 2nd Street in Miami, Florida.

          1.160. MCJV Pledged Notes means those two promissory notes in the respective original principal amounts of $38,678,648 and $600,000 made by MCJV in favor of Baden, which notes were pledged by Baden to secure the OYDL Swap Agreements.

          1.161. MCJV Tax Payment has the meaning assigned to such term in section 4.9 hereof.

          1.162. Merrill Lynch means Merrill Lynch & Co., Inc. and/or any Affiliate thereof, but excluding Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as the New Lender (as defined in and as more particularly described in the Tower B Co. Plan).

          1.163. Merrill Lynch Capital Fund means that certain fund to be held by Merrill Lynch in accordance with section 4.4(b) hereof.

          1.164. Merrill Lynch Escrow means that certain escrow amount of $2,500,000 in Cash, plus interest, if any, thereon, comprised of: (a) $1,250,000, which was posted by Tower A Co. in July 1995 with the Supreme Court of New York as a Court-ordered undertaking to secure Merrill Lynch against losses during the pendency of an ex parte stay imposed upon Merrill Lynch, and (b) $1,250,000, which was posted by Tower A Co. on October 6, 1995, pursuant to an agreement with Merrill Lynch.

          1.165. Merrill Lynch Settlement means the compromise and settlement of various Claims of Merrill Lynch to be effected in accordance with section 4.4 hereof and the Tower B Co. Plan with the cooperation of Merrill Lynch Tower D Partner.

          1.166. Merrill Lynch/Tower B Leaseco Secured Claims means the Claim of Merrill Lynch that is secured by the assignment of the rents under the subleases of Tower B Leaseco.

          1.167. Merrill Lynch Tower B Lease means that certain Lease Agreement between Tower B Co. and Merrill Lynch WFC/L, Inc. dated September 29, 1988, as amended.

          1.168. Merrill Lynch Tower B Lease Amendment means the amendment of the Tower B Lease to be effected in accordance with the Merrill Lynch Settlement, a form of which is annexed to the Plan as Exhibit F.

          1.169. Merrill Lynch Tower D Lease means that certain Lease Agreement between Tower D Co. and Merrill Lynch/WFC/L, Inc. dated February 26, 1988, as amended, and as assigned to Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

          1.170. Merrill Lynch Tower D Lease Amendment means the amendment of the Tower D Lease to be effected in accordance with the Merrill Lynch Settlement, a form of which is annexed to the Plan as Exhibit G.

          1.171. Merrill Lynch Tower D Partner means HQ North Company, Inc.

          1.172. Net MCJV Proceeds has the meaning assigned to such term in section 18.1.1 hereof.

          1.173. Net SF Cash has the meaning assigned to such term in section 18.1.1 hereof.

          1.174. New Club Loan Disbursing Agent means the agent for certain of the Co-Proponents as transferees of the Club Loan under the January 12th Settlement Agreement, which agent will be designated by the Co-Proponents on or before the Effective Date, and which will distribute to each such Co-Proponent or its respective designee in accordance with the Restructuring Transactions, such Co-Proponent's allocable share of the Class A Interests to be distributed to certain of the Co-Proponents, as transferees of the Club Loan under the January 12th Settlement Agreement, in accordance with this Plan.

          1.175. Newco LP means Newco Limited Partnership, a Delaware limited partnership, to be formed in accordance with section 18.1.1 hereof.

          1.176. Newco LP Partnership Agreement means the limited partnership agreement of Newco LP, a form of which is annexed to the Plan as Exhibit H.

          1.177. Newco LP Reorganization Value means the net equity value of Newco LP on the Effective Date (determined as of the Confirmation Date) after taking into account all Effective Date indebtedness of Newco LP (including the Convertible Note) and after giving effect to the transactions to be effected pursuant to the Plan on the Effective Date (including the Co-Proponents' Capital Infusion, but excluding any value that may be attributable to the Disputed Realty Corp. Assets).

          1.178. New Liberty Plaza LP means Liberty Plaza Co., as reorganized as a Delaware limited partnership in accordance with section
18.5.1 hereof.

          1.179. New OLP Corp. means New OLP Corporation, a Delaware corporation, to be formed in accordance with section 18.5.1 hereof.

          1.180. New OLP Corp. Class A Stock means those shares of capital stock of New OLP Corp. to be owned by Devco GP in accordance with section
18.5.3 hereof.

          1.181. New OLP Corp. Class B Stock means those shares of capital stock of New OLP Corp. to be owned by Devco GP and to be pledged to Sanwa in accordance with section 18.5.3 hereof.

          1.182. New Tower A Corp. means New Tower A Corporation, a Delaware corporation, to be formed in accordance with section 18.7.1 hereof.

          1.183. New Tower A Corp. Class A Stock means those shares of capital stock of New Tower A Corp. to be owned by Devco GP in accordance with section 18.7.3 hereof.

          1.184. New Tower A Corp. Class B Stock means those shares of capital stock of New Tower A Corp. to be owned by Devco GP and to be pledged to Sanwa in accordance with section 18.7.3 hereof.

          1.185. New Tower A LP means WFC Tower A Company, as reorganized as a Delaware limited partnership in accordance with section 18.7.1 hereof.

          1.186. New Tower D Holding I LP means Tower D Holding Company I, as reorganized as a Delaware limited partnership in accordance with the Restructuring Transactions.

          1.187. New Tower D Holding II LP means Tower D Holding Company II, as reorganized as a Delaware limited partnership in accordance with the Restructuring Transactions.

          1.188. New 245 Park LP means 245 Park Co., as reorganized as a Delaware limited partnership in accordance with section 18.6 hereof.

          1.189. Non-Core Properties means, collectively, those properties and interests in property of the Debtors and the O&Y Affiliates that are not Core Properties.

          1.190. Old Bridge Lands means the real property owned by A.R.F. Corp. and located in Old Bridge Township, New Jersey.

          1.191. OLP means that certain parcel of real property located at One Liberty Plaza, New York, New York, together with the office building and other improvements existing thereon.

          1.192. OLP Co. means Olympia & York OLP Co., a New York general partnership and a Debtor in the Reorganization Cases.

          1.193. Olympia Centre means that certain parcel of real property located at 737 North Michigan Avenue, Chicago, Illinois, together with the office building and other improvements existing thereon.

          1.194. OpCo Notes means those certain promissory notes made pursuant to that certain Basic Agreement among O&Y (U.S.) Development Corp. (the predecessor in interest to Devco), O&Y Alpha Corp., Oppenheimer Capital Corp. and Tower A Associates dated as of August 15, 1985 in the original aggregate principal amount of $68,131,313, as amended from time to time, by Tower A Associates, and payable to U.S. Finco and OYREUSA, which notes are secured by a pledge of the partner interests of Tower A Associates and OYREUSA in TALP.

          1.195. Oppenheimer means Oppenheimer & Company and/or any Affiliate thereof.

          1.196. Oppenheimer Settlement means the compromise and settlement of various Claims of Oppenheimer and Oppenheimer's indirect Equity Interest in Tower A Co. to be effected in accordance with section 4.11 hereof.

          1.197. OYDL means Olympia & York Developments Limited, an Ontario corporation.

          1.198. OYDL Swap Agreements means, collectively, the Master Interest Rate Conversion Agreement between OYDL and Bank of Nova Scotia, made as of June 12, 1986; the confirmation, dated October 30, 1985, relating to $75,000,000; the ISDA Interest Rate and Currency Exchange Agreement dated as of October 10, 1989; the confirmation, dated June 7, 1990, relating to $100,000,000; the confirmation, dated July 30, 1990, relating to $25,000,000; the side letter, dated September 4, 1990, between the Bank of Nova Scotia and OYDL relating to cross-defaults; the confirmation, dated November 19, 1990, relating to $25,000,000; the confirmation, dated December 3, 1990, relating to $25,000,000; and the confirmation, dated January 17, 1991, relating to $25,000,000.

          1.199. OYREUSA means Olympia & York Real Estate (U.S.A.), Inc., a Delaware corporation and a Debtor in the Reorganization Cases.

          1.200. O&Y Affiliates means the Entities which are identified on
Schedule 1.200 hereto.

          1.201. O&Y Finco means O&Y Financial Company, a New York general partnership and a Debtor in the Reorganization Cases.

          1.202. O&Y Releasees means, collectively, (a) the O&Y Affiliates,
(b) the respective successors, predecessors, assignors or assignees of any of the foregoing, in their capacity as such, (c) all current or former stockholders, partners or owners of any of the foregoing, in their capacity as such, and (d) all current and former officers, directors, trustees, employees, agents, attorneys, accountants, financial advisors, investment bankers, appraisers, advisors and engineers of any of the foregoing, in their capacity as such; provided, however, that O&Y Releasees shall not include (i) any and all Reichmann Entities (provided that the Reichmann Entities shall receive the releases described in section 4.7 hereof), (ii) Coopers & Lybrand OYDL, Inc./Limited (provided that Coopers & Lybrand OYDL, Inc./Limited shall be designated a Plan Releasee and receive the releases described in section 24.3 of the Plan), (iii) U.S. Holdings, (iv) O&Y 25 Realty Company, and (v) O&Y 25 Realty Company, L.P.

          1.203. O&Y (U.S.) means Devco, Devco GP, Equityco, Equity GP, OYREUSA, Baden and any Entity wholly owned, directly or indirectly, by one or more of such Entities and, as the context may require, such Entities' successors and assigns.

          1.204. O&Y (U.S.)/Reichmann Claims means any and all Claims held by one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates against, directly or indirectly, the Reichmann Entities (including, but not limited to, Claims against individuals included among the Reichmann Entities) for (a) reimbursement of, contribution to, indemnity against or subrogation in respect of payments by one or more of the Debtors, the Debtors in Possession or the O&Y Affiliates of monies made as advances to or in satisfaction of obligations of partnerships among DMML

Limited, 608863 Ontario, Inc., or O&Y 25 Realty Company, L.P., on the one hand, and one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates, on the other hand, (b) repayment of advances made to or on behalf of individuals included among the Reichmann Entities or indemnity against or subrogation in respect of payments made by one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates of monies on account of obligations (including, without limitation, guarantees of borrowings by third parties) of Reichmann Entities (including, without limitation, individuals included among the Reichmann Entities), (c) damages arising out of wrongful acts or omissions of individuals included among the Reichmann Entities in their capacities as officers, directors or controlling persons of one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates, (d) repayment of indebtedness for borrowed money owed by one or more Reichmann Entities to one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates, (e) other obligations of the Reichmann Entities to one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates, and (f) the O&Y (U.S.)/Reichmann Partner Claims.

          1.205. O&Y (U.S.)/Reichmann Partner Claims means any Claim of one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates against one or more of the Reichmann Entities arising by reason of such Reichmann Entities' status as a direct or indirect partner of O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. and U.S. Holdings; provided, however, that O&Y (U.S.)/Reichmann Partner Claims shall not include any Claim held by one or more of the Debtors, the Debtors in Possession or the O&Y Affiliates against O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. and U.S. Holdings.

          1.206. Park-Lex Co. means Park-Lexington Co., Inc.

          1.207. Pennland GP Corp. means Pennland General Partner
Corporation, a Delaware corporation to be formed in accordance with the Restructuring Transactions.

          1.208. Pennland LP means Pennland, L.P., a Delaware limited partnership to be formed in accordance with the Restructuring Transactions.

          1.209. Pension Plan has the meaning assigned to such term in section 21.1 hereof.

          1.210. Petition Date means, as to the Debtors, (a) with respect to Realty Corp., SF Holdings, Devco Canada and Equity Canada, May 14, 1992;
(b) with respect to Devco GP, Equity GP, Devco, Equityco, OYREUSA, Baden, U.S. Finco, Tower Corp., Tower A Co., 245 Corp., and 245 Holding LP, October 11, 1995; (c) with respect to Tower B Leaseco, January 9, 1996; and
(d) with respect to OLP Co., Liberty Plaza Co., Trinity Place Co., O&Y Finco and 245 Park Co., April 23, 1996.

                  1.211. Plan means this Second Amended Joint Plan of Reorganization, including the exhibits hereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

          1.212. Plan Releasees means, collectively, (a) the Co-Proponents, the Creditors' Committee and the current and former members of the Creditors' Committee in their capacity as such, determined as of the Ballot Date, and Coopers & Lybrand OYDL, Inc./Limited, (b) the respective successors, predecessors, Affiliates, assignors or assignees of any of same, in their capacity as such, (c) all current or former stockholders, members, partners, or owners of any of the foregoing (including current or former owners of any direct or indirect interest in any of the foregoing), in their capacity as such, and (d) all current and former officers, directors, trustees, employees, agents, attorneys, accountants, financial advisors, investment bankers, appraisers, advisors and engineers of any of the foregoing, in their capacity as such.

          1.213. Post-Effective Date Capital Infusion means any post-Effective Date rights offering or equity issuance by or other capital contribution (other than the Co- Proponents' Capital Infusion) into, and any post-Effective Date debt financing issued by Newco LP or any Affiliate in which Newco LP has a direct or indirect interest that increases (a) the aggregate consolidated indebtedness of Newco LP or (b) the aggregate consolidated indebtedness of Newco LP and its Affiliates in which Newco LP owns a direct or indirect interest, in each case over the aggregate consolidated indebtedness of such Entities on the Effective Date (after giving effect to debt conversions, forgiveness and compromises effectuated pursuant to this Plan), less any amortization payments or other principal repayments made after the Effective Date; provided, however, that (a) any distribution of Convertible Note Interests, and any conversion thereof, by the holders of such interests pursuant to this Plan and (b) any conversion of Class B

Interests into Class A Interests, shall not constitute a Post-Effective Date Capital Infusion.

          1.214. Principal Component has the meaning assigned to such term in section 15.3 hereof.

          1.215. Priority Non-Tax Claim means any Claim of a kind specified in section 507(a)(3), (4), (5), (6), (7) or (9) of the Bankruptcy Code.

          1.216. Priority Tax Claim means any Claim of a kind specified in section 507(a)(8) of the Bankruptcy Code.

          1.217. Project Operating Agreement means that certain master agreement originally executed by Battery Park City Authority, Olympia & York Battery Park Company, American Express Company, Shearson/American Express, Inc., American Express International Banking Corporation and American Express Travel Related Services Company, Inc., dated June 15, 1983, as amended and modified, which master agreement is comprised of: (a) the WFC Operator Component and (b) the WFC Tenants Component.

          1.218. Ratable Proportion means, (a) with reference to any distribution on account of any Allowed Claim in any class, the ratio (expressed as a percentage) that the amount of such Allowed Claim bears to the sum of all Allowed Claims and all Disputed Claims in such class for which a reserve is required to be established pursuant to this Plan, and
(b) with reference to any distribution on account of any Allowed Equity Interest in any class, the ratio (expressed as a percentage) that the number of units of such Equity Interest bears to the sum of that number of units of all Allowed Equity Interests and Disputed Equity Interests of the same class.

          1.219. Realty Corp. means Olympia & York Realty Corp., a New Brunswick corporation and a Debtor in the Reorganization Cases.

          1.220. Realty Corp. Cash-Out Claim means (a) an Allowed Unsecured Claim against any of Realty Corp., OYREUSA and Baden equal to $50,000 or less, (b) the Allowed Unsecured Claim against any of Realty Corp., OYREUSA and Baden of a holder that has voted to accept the Plan and has irrevocably elected on its Ballot to reduce its Claim to the amount of $50,000 or less, and/or (c) a Disputed Unsecured Claim against any of Realty Corp., OYREUSA and Baden which became an Allowed Unsecured Claim of $50,000 or less with the consent of and in the amount agreed to by Realty Corp., OYREUSA, Baden and the Co-Proponents; provided, however, that the Unsecured Claim of a holder of more than one Unsecured Claim against any of Realty Corp., OYREUSA and Baden may not be a Realty Corp. Cash-Out Claim unless the holder has irrevocably elected on its Ballot to withdraw, consolidate, amend and reduce all Unsecured Claims held by it against any of Realty Corp., OYREUSA and Baden to one consolidated Unsecured Claim in the amount of $50,000 or less.

          1.221. Reichmann Bank Claims means, collectively, (a) the Svenska Claims and (b) the Bank Leumi Claims.

          1.222. Reichmann Claims means any and all Claims of any of the Reichmann Entities against the Debtors, the Debtors in Possession and the O&Y Affiliates, including but not limited to, (a) Claims against Equityco which have been identified in the chapter 11 plan of 125 Broad Street Co. in favor of DMML Limited and 608863 Ontario, Inc. and which arise from or relate to the partnerships among DMML Limited, 608863 Ontario, Inc. and/or O&Y 25 Realty Co., L.P. and one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates and (b) any Claims that could be asserted by any of the Reichmann Entities on behalf of O&Y 25 Realty Company, O&Y 25 Realty Company, L.P., DMML Limited and/or 608863 Ontario, Inc. against one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates.

          1.223. Reichmann Entities means, collectively, (a) the Reichmann Group, (b) the Reichmann Trusts, (c) any one or more business entities, including but not limited to corporations, partnerships and joint ventures, a majority of the equity or voting control of which is owned legally or beneficially by any one or more of the Reichmann Group or the Reichmann Trusts, (d) MAT Investment, Inc., and (e) the Family Corps.; provided, however, that the Reichmann Entities shall not include O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. and U.S. Holdings.

          1.224. Reichmann Group means Albert Reichmann, Paul Reichmann, Ralph Reichmann and their respective spouses, the descendants of any of them or of the late Mr. and Mrs. Samuel Reichmann or a spouse of any such descendant.

          1.225. Reichmann Settlement means the compromise and settlement of various Claims of the Reichmann Entities to be effected in accordance with section 4.7 hereof.

          1.226. Reichmann Trusts means a trust or trusts, substantially all of the beneficiaries of which consist of either (a) one or more of the Reichmann Group or (b) one or more of the Reichmann Group and one or more charitable foundations and organizations.

          1.227. Rent Abatement Termination Date means the date that is the earlier to occur of (1) February 28, 2002 and (2) the last day of the month that is a certain number of months prior to February 2002, which certain number of months is equal to (x), if the date upon which the Confirmation Order becomes a Final Order is on or before February 28, 1997, the sum of
(i) two multiplied by the number of whole months during the period from June 1996 through the month during which the Confirmation Order becomes a Final Order, plus (ii), if the date upon which the Confirmation Order becomes a Final Order occurs after the 15th day of a calendar month, one or
(y), if the date upon which the Confirmation Order becomes a Final Order is after February 28, 1997, the sum of (i) two multiplied by the number of whole months during the period from June 1996 through February 1997, plus
(ii) the number of whole months during the period from March 1997 through the month during which the Confirmation Order becomes a Final Order plus
(iii), if the date upon which the Confirmation Order becomes a Final Order occurs after the 15th day of a calendar month, one.

          1.228. Reorganization Cases means the cases commenced under chapter 11 of the Bankruptcy Code by the Debtors.

          1.229. Residual Newco Equity has the meaning assigned to such term in section 3 hereof.

          1.230. Restructuring Transactions means the transactions described in Schedule 18 hereto.

          1.231. Retailco means Olympia & York WFC Retail Company, a New York general partnership and an O&Y Affiliate.

          1.232. Retailco B Lease means that certain Amended and Restated Retail Lease B, dated as of September 29, 1988, between Tower B Co., as landlord, and Retailco, as tenant, with respect to the retail space of Tower B.

          1.233. Retailco D Lease means that certain Amended and Restated Retail Lease D, dated as of February

26, 1988, between Tower D Co., as landlord, and Retailco, as tenant, with respect to the retail space of Tower D.

          1.234. Retiree means any individual who retired from employment with a Debtor before the Petition Date and was and continues to be eligible for medical, death or insurance benefits provided in a Retiree Benefit Plan as required by section 1114 of the Bankruptcy Code.

          1.235. Retiree Administrative Claim means an Administrative Expense Claim of a Retiree under a Retiree Benefit Plan.

          1.236. Retiree Benefit Plan means any plan or policy of a Debtor in full force and effect as of the Petition Date under which medical, death or insurance benefits are provided to Retirees, as any such plan or policy may have been modified during the pendency of the Reorganization Cases.

          1.237. River Water By-Pass Project means that certain project to construct at the World Financial Center a redundant pipe to enable repair and maintenance of the main river intake pipe serving the central plant chilled water system without system shutdown, which project is the subject of an agreement to be executed by and among Amex, Merrill Lynch/WFC/L, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Tower A Co., Tower B Co., Tower D Co. and Devco.

          1.238. Sanwa means The Sanwa Bank Limited (New York Branch).

          1.239. Sanwa/OLP Claims means any Claim under or relating to the Sanwa/OLP Loan.

          1.240. Sanwa/OLP Loan means that certain loan in the original principal amount of $530,000,000, made pursuant to that certain Loan Agreement dated as of July 19, 1989 by and among Devco GP, OLP Co., Liberty Plaza Co. and Trinity Place Co., as amended, supplemented and consolidated from time to time, which loan is secured by (a) two mortgages on and assignment of rents relating to OLP and (b) guarantees by Devco, Devco GP and O&Y 25 Realty Company, L.P., which guarantees are secured by each such Entity's partner interests in 53 State Limited.

          1.241. Sanwa/OLP Restructured Mortgage Loan means the Sanwa/OLP Loan, as amended and modified pursuant to section 12.2 hereof and the Sanwa/OLP Restructured Mortgage Loan Documents.

          1.242. Sanwa/OLP Restructured Mortgage Loan Documents means the documents required to execute and deliver the Sanwa/OLP Restructured Mortgage Loan, forms of which are annexed to the Plan as Exhibit I, which documents shall incorporate the terms of the Sanwa/OLP Restructured Mortgage Loan described in section 12.2 hereof and which shall contain such other terms and conditions as shall be reasonably satisfactory to Sanwa, the Debtors and the Co- Proponents.

          1.243. Sanwa/Tower A Claims means any Claim under or relating to the Sanwa/Tower A Loan, including any Claim under or relating to that certain Assumption Agreement dated July 31, 1987 pursuant to which Devco assumed $84,797,980 of the Sanwa/Tower A Loan.

          1.244. Sanwa/Tower A Loan means that certain mortgage loan made pursuant to those certain First Leasehold Mortgages and Assignments of Leases and Rents dated January 25, 1989, as amended, which loan is secured by, among other things, Tower A Co.'s leasehold interest in Tower A.

          1.245. Sanwa/Tower A Restructured Mortgage Loan means the Sanwa/Tower A Loan, as amended and modified pursuant to section 13.2 hereof and the Sanwa/Tower A Restructured Mortgage Loan Documents.

          1.246. Sanwa/Tower A Restructured Mortgage Loan Documents means the documents required to execute and deliver the Sanwa/Tower A Restructured Mortgage Loan, forms of which are annexed to the Plan as Exhibit J, which documents shall incorporate the terms of the Sanwa/Tower A Restructured Mortgage Loan described in section 13.2 hereof and which shall contain such other terms and conditions as shall be reasonably satisfactory to Sanwa, the Debtors and the Co-Proponents.

          1.247. Schedules means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been or may be supplemented or amended from time to time.

          1.248. Secured Claim means a Claim secured by a Lien on Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code.

          1.249. Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          1.250. Selling Holder has the meaning assigned to such term in section 18.13 hereof.

          1.251. SF Deadline has the meaning assigned to such term in section 18.1.1 hereof.

          1.252. SF Holdings means Olympia & York SF Holdings Corporation, a New Brunswick corporation and a Debtor in the Reorganization Cases.

          1.253. Shared Management Agreements means, collectively, (a) that certain Management Agreement between O&Y (U.S.) Development Corporation and Merrill Lynch/WFC/L, Inc. dated July 18, 1986, as amended and assigned, and
(b) that certain Management Agreement between Devco and Merrill
Lynch/WFC/L, Inc. dated July 22, 1987, as amended.

          1.254. State Street Action means the action captioned Teachers Insurance and Annuity Association of America v. Olympia & York State Street Company, Olympia & York State Street Corp., Olympia & York Congress Street Corp., et al., Index No. 84 Civ. 4611 (JES), pending in the United States District Court for the Southern District of New York.

          1.255. Sterling National means Sterling National Bank & Trust Company of New York.

          1.256. Sterling National Amended and Restated Reimbursement Agreement means that certain reimbursement agreement, to be executed and delivered by Sterling National and Newco LP on the Effective Date in accordance with section 7.8 hereof.

          1.257. Sterling National Letter of Credit Claims means any Claim under or relating to two letters of credit issued by Sterling National in favor of certain officers of Devco GP, the reimbursement obligations of Devco GP relating to which are secured by Cash collateral deposits in the amounts of $2,000,000 and $666,666, respectively.

          1.258. Subclass 7.11.1 Disputed Claims Debt/Equity Escrow means the interest-bearing escrow account in which Class A Interests, the Disputed Claims Convertible Note Interests and all dividends, interest payments and other proceeds of the foregoing shall be held in accordance with section 20.3.2 hereof.

          1.259. Sumitomo Bank means The Sumitomo Bank, Limited, New York
Branch.

          1.260. Sumitomo Bank/Tower D Pledge Loan means that certain pledge loan made in the original principal amount of $74,750,000 under that certain Amended and Restated Loan Agreement dated as of July 12, 1990 among Sumitomo Bank, Devco, Devco GP and Tower D Holding II, which loan is secured by the pledge of the partner interests in Tower D Co. of Devco, Devco GP and Tower D Holding II and certain of their Affiliates.

          1.261. Sumitomo Bank/Tower D Pledge Loan Claims means any Claim under or relating to the Sumitomo Bank/Tower D Pledge Loan.

          1.262. Svenska Claims means the Claims of Svenska Handelsbanken arising in connection with the Judgment, the Holdings Loan Documents, the Tower B Documents, the Tower B Guaranty and the Letter of Credit Guaranty (each as defined in that certain Standstill Agreement among the Family Corps., O&Y 25 Realty Company and O&Y 25 Realty Company, L.P. and Svenska Handelsbanken, dated November 16, 1993).

          1.263. Tag-Along Notice has the meaning assigned to such term in section 18.13 hereof.

          1.264. TALP means Tower A Limited Partnership, a Delaware limited partnership, and an O&Y Affiliate.

          1.265. Tax Advance means an advance to be made by Newco LP to a Claims reserve established in accordance with section 20 hereof in the event that such reserve does not have sufficient Cash to pay required taxes, which Tax Advance shall be repaid to Newco LP in accordance with section 20.3.4 hereof.

          1.266. Tax Note means a note of a Debtor or a substantively consolidated group of Debtors, or a successor in interest thereto, in the full amount of an Allowed Priority Tax Claim payable over a period of six years from the date of assessment, bearing interest at the applicable statutory interest rate.

          1.267. TIAA means Teachers Insurance and Annuity Association of America and/or any Affiliate thereof.

          1.268. TIAA Judgment Claims means any Claims under or relating to the judgment entered on February 9, 1996 by Justice Cahn of the Supreme Court of the State of New York, pursuant to which TIAA was found entitled to a judgment in the amount of $41,160,779, plus prejudgment interest in the amount of $38,536,638.38 and costs in the amount of $1,275.

          1.269. TIAA Settlement means the compromise and settlement of various Claims of TIAA to be effected in accordance with section 4.5 hereof.

          1.270. Toronto Dominion means The Toronto Dominion Bank and/or any Affiliate thereof.

          1.271. Toronto Dominion Judgment Claims means any Claim under or relating to (a) that certain judgment against Baden, as guarantor of the obligations of York Venture Co. under the York Chase Ronto Loan, entered by the United States District Court for the Southern District of New York on October 28, 1993 in the amount of $11,900,153.34 (as reduced from time to time in accordance with the Toronto Dominion 1994 Settlement Agreement, (b) the York Chase Ronto Loan, (c) the Toronto Dominion 1994 Settlement Agreement and (d) that certain Memorandum of Sale among Baden, Devco, Equityco and O&Y Finco, dated as of October 11, 1995.

          1.272. Toronto Dominion Letter of Credit means, collectively, (a) that certain letter of credit, dated September 19, 1994, issued by Toronto Dominion in favor of Broward County, Florida in the amount of $1,702,544.75 and (b) that certain letter of credit, dated August 31, 1988, issued by Toronto Dominion in favor of Broward County, Florida in the amount of $168,000.

          1.273. Toronto Dominion Settlement means the compromise and settlement of various Claims of Toronto Dominion to be effected in accordance with section 4.6 hereof.

          1.274. Toronto Dominion 1994 Settlement Agreement means that certain Settlement Agreement by and among York

Chase Ronto Co., Baden and Toronto Dominion, dated April 30, 1994.

          1.275. Tower A means that certain parcel of real property located at One World Financial Center, New York, New York, together with the office building and other improvements existing thereon.

          1.276. Tower A Action means the action entitled Teachers Insurance and Annuity Association of America v. WFC Tower A Co. (f/k/a Olympia & York Battery Park Company), O&Y Battery Park Corp. and O&Y (U.S.) Development Company, L.P., Index No. 14617/86, brought in the Supreme Court of the State on New York.

          1.277. Tower A Co. means WFC Tower A Company, a New York general partnership and a Debtor in the Reorganization Cases.

          1.278. Tower A Partner Receivable has the meaning assigned to such term in section 4.11 hereof.

          1.279. Tower A Co. Partnership Agreement means the Restated and Amended Partnership Agreement of Tower A Co. among O&Y (U.S.) Development Corp., O&Y Alpha Corp. and Tower A Associates, dated August 15, 1985, as amended.

          1.280. Tower A Holding means O&Y Tower A Holding Company, a New York general partnership, and an O&Y Affiliate.

          1.281. Tower A Segregated Funds mean those funds which were held in Citibank, N.A. Account No. 845302 and Canada Trust Account No. 381025.3 for the benefit of TIAA in connection with TIAA's lawsuit relating to the alleged breach of a loan commitment regarding Tower A and which funds were recovered by TIAA in accordance with that order of the Bankruptcy Court dated April 3, 1996.

          1.282. Tower B means that certain parcel of real property located at Two World Financial Center, New York, New York, together with the office building and other improvements existing thereon.

          1.283. Tower B Co. means Olympia & York Tower B Company, a New York general partnership, an O&Y Affiliate and a debtor in a case related to the Reorganization Cases, which, on the Effective Date, shall be dissolved and reconstituted in accordance with the Restructuring Transactions.

          1.284. Tower B Co. Credit Agreement means that certain Credit Agreement dated as of December 14, 1988 between Tower B Co. and U.S. Finco together with that certain Assumption Agreement dated December 29, 1989 executed and delivered by BPHI relating to the same and that certain Assumption Agreement dated December 29, 1989 between U.S. Finco and Devco relating to the same.

          1.285. Tower B Co. Plan means that certain First Amended Joint Plan of Reorganization, dated July 27, 1996, filed by Tower B Co. and WFC Fincorp in their reorganization cases, as the same may be amended from time to time.

          1.286. Tower B Financing Documents means the documents required to effect a refinancing of Tower B in accordance with the Tower B Co. Plan, forms of which are annexed to the Plan as Exhibit K.

          1.287. Tower B Holding I means O&Y Tower B Holding Company I, a New York general partnership, which, on the Effective Date, shall be reconstituted in accordance with the Restructuring Transactions.

          1.288. Tower B Leaseco means Olympia & York Tower B Lease Company, a New York general partnership and a Debtor in the Reorganization Cases.

           1.289. Tower B Noteholders means the holders, as of July 29, 1996, of the Tower B Notes.

          1.290. Tower B Noteholders' Claims means the "Noteholders' Claims," as such term is defined in the Tower B Co. Plan.

          1.291. Tower B Notes means those certain 7.75% Secured Notes due March 25, 1998 in the aggregate face amount of $800,000,000 (payable in the U.S. dollar equivalent of (Y)98,640,000,000) issued under that certain Indenture, dated as of December 14, 1988, among WFC Fincorp, Devco and Bank of New York, as successor trustee to NationsBank of Virginia, N.A., as successor trustee to Manufacturers Hanover Trust Company.

          1.292. Tower B Reimbursement Agreement means that certain Reimbursement Agreement between Tower B Co. and Merrill Lynch/WFC/L, Inc. dated August 24, 1984, as amended, a form of which, as amended by the Merrill Lynch Settlement, is annexed to the Plan as Exhibit L.

          1.293. Tower C means that certain parcel of real property located at Three World Financial Center, New York, New York, together with the office building and other improvements existing thereon.

          1.294. Tower Corp. means O&Y WFC Tower Corp., a Delaware Corporation and a Debtor in the Reorganization Cases.

          1.295. Tower D means that certain parcel of real property located at Four World Financial Center, New York, New York, together with the office building and other improvements existing thereon.

          1.296. Tower D Associates means O&Y Tower D Associates, L.P., a Delaware limited partnership, and an O&Y Affiliate.

          1.297. Tower D Co. means WFC Tower D Company, a New York general partnership, and an O&Y Affiliate.

          1.298. Tower D Co. Partnership Agreement means that certain Restated and Amended Partnership Agreement of Tower D Co., dated as of December 24, 1986, among O&Y (U.S.) Development Corp., Tower D Holding II and O&Y Delta Corp. (renamed HQ North Company, Inc.), as amended.

          1.299. Tower D Finance Corp. means Tower D Finance Corporation, a Delaware corporation to be formed on the Effective Date.

          1.300. Tower D Financing Documents means the documents required to effect a refinancing of Tower D, forms of which are annexed to the Plan as Exhibit M.

          1.301. Tower D Financing Condition has the meaning assigned to such term in section 22.2.2 hereof.

          1.302. Tower D GP Corp. means O&Y Tower D GP Corp., a Delaware corporation, and an O&Y Affiliate.

          1.303. Tower D Holding I means O&Y Tower D Holding Company I, a New York general partnership, and an O&Y Affiliate.

          1.304. Tower D Holding I Corp. means O&Y Tower D Holding I Corp., a Delaware corporation, to be formed in accordance with section 18.9 hereof.

          1.305. Tower D Holding II means O&Y Tower D Holding Company II L.P., a Delaware limited partnership, and an O&Y Affiliate.

          1.306. Tower D Mortgage Debt means any current or future mortgage debt secured by one or more mortgages encumbering Tower D, which mortgage debt complies with the limitations of the Tower D Co. Partnership
Agreement, as it may be amended or modified, and as modified by section 4.4(d) hereof.

          1.307. Tower D Reimbursement Agreement means that certain Reimbursement Agreement between Tower D Co. and Merrill Lynch/WFC/L, Inc., dated August 24, 1984, as amended and assigned, a form of which, as amended and assigned by the Merrill Lynch Settlement, is annexed to the Plan as Exhibit N.

          1.308. Trinity Place Co. means Trinity Place Company, a New York general partnership and a Debtor in the Reorganization Cases.

          1.309. Unaffiliated Unsecured Claims means those General Unsecured Claims against any of the Consolidated Devco Entities other than Co-Proponent Unsecured Claims.

          1.310. Undisputed Realty Corp. Assets means the properties and interests in property of Realty Corp., OYREUSA and Baden other than the Disputed SF Cash and the Disputed MCJV Recovery.

          1.311. Unsecured Claim means any Claim against a Debtor that is not a Secured Claim or an Administrative Expense Claim.

          1.312. U.S. Finco means O&Y (U.S.) Financial Company, a New York general partnership and a Debtor in the Reorganization Cases.

          1.313. U.S. Finco Mortgages means, collectively, (a) that certain Amended and Restated Mortgage Two-A in the principal amount of $50,000,000 dated as of September 27, 1991 made by Liberty Plaza Co., Trinity Place Co. and OLP Co. in favor of Sanwa, as assigned to U.S. Finco pursuant to that certain Assignment of Mortgage dated as of Septem-ber 27, 1991 made by Sanwa; (b) that certain Amended and Restated Mortgage Three in the principal amount of $50,000,000 dated as of October 22, 1990 made by Liberty Plaza Co., Trinity Place Co. and OLP Co. in favor of Sanwa, as assigned to U.S. Finco pursuant to that certain Assignment of Mortgage dated as of January 11, 1991 made by Sanwa; (c) that certain Second Amended and Restated Mortgage Four in the principal amount of $5,000,000 dated as of September 3, 1991 made by Liberty Plaza Co., Trinity Place Co. and OLP Co. to U.S. Finco; and (d) that certain Amended and Restated Mortgage Five in the principal amount of $100,000,000 dated as of March 21, 1991 made by Liberty Plaza Co., Trinity Place Co. and OLP Co. in favor of Sanwa, as assigned to U.S. Finco pursuant to that certain Assignment of Mortgage dated as of March 21, 1991 made by Sanwa, which mortgages have been pledged and collaterally assigned by U.S. Finco to secure the CIBC/OLP Loan.

                  1.314. U.S. Finco/OLP Claims means any Claim of U.S. Finco under or relating to the U.S. Finco Mortgages.

          1.315. U.S. Holdings means Olympia & York (U.S.) Holdings Company, a New York general partnership.

          1.316. U.S. Trustee means the United States Trustee appointed under section 581, title 28, United States Code to serve in the Southern District of New York.

          1.317. WFC Fincorp means Olympia & York World Financial Center Finance Corp., a Delaware corporation and a debtor in a case related to the Reorganization Cases.

          1.318. WFC Operator Component means that component of the Project Operating Agreement that governs the obligations of the Operator (as defined therein) of the World Financial Center.

          1.319. WFC Retailco Holding Corp. means WFC Retailco Holding Corp., a Delaware corporation to be formed in accordance with section 18.10 hereof.

          1.320. WFC Retailco LP means WFC Retailco LP, a Delaware limited partnership to be formed in accordance with section 18.10 hereof.

          1.321. WFC Tenants Component means that component of the Project perating Agreement that governs certain cost-sharing arrangements among the parcel tenants of the World Financial Center. The WFC Operator Component and the

WFC Tenants Component, together, comprise the entire Project Operating
Agreement.

          1.322. WFC Tower B Co. LP means WFC Tower B Company, L.P., a Delaware limited partnership to be formed in accordance with section 18.8 hereof.

          1.323. WFC Tower B GP Corp. means WFC Tower B GP Corporation, a Delaware corporation to be formed in accordance with section 18.8 hereof.

          1.324. WFC Tower B Holding Co. LP means WFC Tower B Holding LP, a Delaware limited partnership to be formed in accordance with section 18.8 hereof.

          1.325. WFC Tower D Co. LP means WFC Tower D Company, as reorganized as a Delaware limited partnership in accordance with section
18.9 hereof.

          1.326. WFC Tower D GP Corp. means WFC Tower D GP Corporation, a Delaware corporation to be formed in accordance with section 18.9.1 hereof.

          1.327. Wholly-Owned Affiliate means any O&Y Affiliate that is wholly owned by one or more of Devco GP, Equity GP, Devco, Equityco, Realty Corp., Baden, OYREUSA and U.S. Finco.

          1.328. Willful Misconduct means, with respect to a director, officer or employee, embezzlement or other criminal conduct by such director, officer or employee or other conduct by such director, officer or employee that was in bad faith and did not meet the standard of conduct required of directors and executive officers holding office pursuant to the Examiner's Governance Protocol for Realty Corp., Devco Canada, Equityco Canada and SF Holdings approved by order of the Bankruptcy Court dated July 15, 1993 (regardless of whether the director, officer or employee was a director or executive officer of any of Realty Corp., Devco Canada, Equityco Canada or SF Holdings at such time).

          1.329. Withholding Advances means amounts paid by Newco LP, on behalf of a partner in Newco LP or an assignee of an Equity Interest in Newco LP, in respect of any amount that Newco LP determines in its reasonable judgment is required to be withheld under applicable law in connection with the interest of such partner in Newco LP or its assignee, which amounts have not been paid or otherwise satisfied (including by way of withholding, offset or deduction against the interest of such partner or assignee) by such partner or assignee.

          1.330. World Financial Center means, collectively, Tower A, Tower B, Tower C and Tower D, together with any and all common areas appurtenant thereto.

          1.331. York Chase Ronto Loan means that certain loan in the amount of $23,139,045 made to York Chase Ronto Co., as borrower, by Toronto Dominion, as lender, in accordance with that certain Loan Agreement, dated September 1, 1983, between Toronto Dominion and York Chase Ronto Co. and Baden, as guarantor, which loan is secured by, among other things, a mortgage on Independence Bay.

          1.332. York Venture Co. means York Venture Co., a Florida joint venture and a successor to York Chase Ronto Co.

          1.333. 25 Realty Note means that certain note issued to OYDL by O&Y 25 Realty Company pursuant to those certain Plans of Compromise and Arrangement Pursuant to the Companies' Creditors Arrangement Act, dated December 16, 1992, in the original principal amount of $124,404,850.72.

          1.334. 53 Holding Company LP means 53 Holding Company, L.P., as reorganized in accordance with the Restructuring Transactions.

          1.335. 53 State Limited means Olympia & York State Limited Partnership, a Massachusetts limited partnership and an O&Y Affiliate.

          1.336. 53 State Street means that certain parcel of real property located at 53 State Street, Boston, Massachusetts, together with the office building and other improvements existing thereon.

          1.337. 53 State Street Collateral means the Equity Interests of Devco and Devco GP in 53 State Limited pledged to secure the Sanwa/OLP Loan.

          1.338. 53 State Street Segregated Funds mean those funds, which are held in Citibank N.A. Account No. 845303 for the benefit of TIAA in connection with TIAA's lawsuit relating to the alleged breach of a loan commitment regarding 53 State Street.

          1.339. 237 LLC means 237 Park Avenue LLC, a New York limited liability company, an O&Y Affiliate and a debtor in a case related to the Reorganization Cases.

          1.340. 245 Accounts has the meaning assigned to such term in section 15.3 hereof.

          1.341. 245 Cash Collateral Order has the meaning assigned to such term in section 15.3 hereof.

          1.342. 245 Corp. means O&Y 245 Corp., a Delaware corporation and a Debtor in the Reorganization Cases.

          1.343. 245 Corp. Class A Stock means those shares of capital stock of 245 Corp. to be owned by Devco GP in accordance with section 18.6 hereof.

          1.344. 245 Corp. Class B Stock means those shares of capital stock of 245 Corp. to be owned by Devco GP and to be pledged to Aetna in accordance with section 18.6 hereof.

          1.345. 245 Holding LP means Olympia & York 245 Park Avenue Holding Company, L.P., a Delaware limited partnership and a Debtor in the Reorganization Cases.

          1.346. 245 Leaseco means Olympia & York 245 Lease Company, a New York general partnership, and an O&Y Affiliate.

          1.347. 245 Park Avenue means that certain parcel of real property located at 245 Park Avenue, New York, New York, together with the office building and other improvements existing thereon.

          1.348. 245 Park Co. means 245 Park Avenue Company, a New York general partnership and a Debtor in the Reorganization Cases.

          1.349. 245 Park Co. Partnership Claims means any Claim under or relating to the obligations of Equityco under the First Amended and Restated Agreement of General Partnership of 245 Park Co. dated December 29, 1983, which Claims are secured by a pledge of Equityco's partner interest in 245 Park Co.

          1.350. 245 Park Note has the meaning assigned to such term in section 15.3 hereof.

          1.351. 245 Park Senior Lender means the holder of the 245 Park Senior Loan.

          1.352. 245 Park Senior Loan means the Aetna Restructured Mortgage Loan or any loan replacing the Aetna Restructured Mortgage Loan.

          1.353. 245 Reserve Account has the meaning assigned to such term in section 15.3 hereof.

          1.354. 400 South Hope Street means that certain parcel of real property located at 400 South Hope Street, Los Angeles, California, together with the office building and other improvements existing thereon.

          1.355. 970 Plan means the plan of reorganization under chapter 11 of the Bankruptcy Code filed by 237 LLC and 1290 LLC on April 23, 1996 in their reorganization cases, as the same may be amended from time to time.

          1.356. 970 REIT means AmeriPark, Inc., a Maryland corporation, which corporation intends to qualify as a real estate investment trust for federal income tax purposes and which corporation will be organized pursuant to the 970 Plan.

                  1.357. 1290 LLC means 1290 Associates, LLC, a New York limited liability company, an O&Y Affiliate and a debtor in a case related to the Reorganization Cases.

          1.358. 11601 Wilshire means that certain parcel of real property located at 11601 Wilshire Boulevard, Los Angeles, California, together with the office building and other improvements existing thereon.

B.          Interpretation; Application of
            Definitions and Rules of Construction.

          Unless otherwise specified, all section, schedule or exhibit references in this Plan are to the respective section in, article of, schedule or exhibit to this Plan, as the same may be amended, waived or modified from time to time. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Plan as a whole and not to any particular section, subsection, or clause contained in this Plan. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code apply to the construction of this Plan. The headings in this Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of this Plan. Unless otherwise indicated herein, all references to dollars means United States dollars.


         SECTION 2.            PROVISIONS FOR
                               SUBSTANTIVE CONSOLIDATION.

2.1.         Substantive Consolidation of
             Consolidated Devco Entities.

          All assets and Liabilities of each of the Consolidated Devco Entities shall be substantively consolidated. On the Effective Date (a) each Intercompany Claim held by a Consolidated Devco Entity against a Consolidated Devco Entity shall be eliminated in accordance with the Restructuring Transactions or otherwise cancelled, (b) all assets and Liabilities of each of the Consolidated Devco Entities (other than Devco) shall be treated as though they were merged with the assets and Liabilities of Devco, (c) each guarantee by a Consolidated Devco Entity of an obligation of a Consolidated Devco Entity shall be eliminated so that any Claim against a Consolidated Devco Entity and any guarantee thereof by a Consolidated Devco Entity and any joint or several liability of two or more of the Consolidated Devco Entities shall be deemed to be one obligation of Devco, and (d) each Claim filed or to be filed in the Reorganization Cases of the Consolidated Devco Entities shall be deemed filed against Devco and shall be deemed one Claim against and obligation of Devco.

2.2.         Substantive Consolidation of
             Realty Corp., OYREUSA and Baden.

          All assets and Liabilities of Realty Corp., OYREUSA and Baden shall be substantively consolidated. On the Effective Date (a) each Intercompany Claim held by Realty Corp., OYREUSA or Baden against Realty Corp., OYREUSA or Baden shall be eliminated in accordance with the Restructuring Transactions or otherwise cancelled, (b) all assets and Liabilities of OYREUSA and Baden shall be treated as though they were merged with the assets and Liabilities of Realty Corp., (c) each guarantee by Realty Corp., OYREUSA, or Baden of an obligation of Realty Corp., OYREUSA or Baden shall be eliminated so that any Claim against Realty Corp., OYREUSA or Baden and any guarantee thereof by Realty Corp., OYREUSA or Baden and any joint or several liability of two or more of Realty Corp., OYREUSA or Baden shall be deemed to be one obligation of Realty Corp. and (d) each Claim filed or to be filed in the Reorganization Cases of Realty Corp., OYREUSA or Baden shall be deemed filed against Realty Corp. and shall be deemed one Claim against and obligation of Realty Corp.

2.3.         Substantive Consolidation of Liberty
             Plaza Co., OLP Co. and Trinity Place Co.

          All assets and Liabilities of Liberty Plaza Co., OLP Co. and Trinity Place Co. shall be substantively consolidated. On the Effective Date (a) each Intercompany Claim by Liberty Plaza Co., OLP Co. or Trinity Place Co. against Liberty Plaza Co., OLP Co. or Trinity Place Co. shall be eliminated in accordance with the Restructuring Transactions or otherwise cancelled, (b) all assets and Liabilities of OLP Co. and Trinity Place Co. shall be treated as though they were merged with the assets and Liabilities of Liberty Plaza Co., (c) each guarantee by Liberty Plaza Co., OLP Co. and Trinity Place Co. of an obligation of Liberty Plaza Co., OLP Co. or Trinity Place Co. shall be eliminated so that any Claim against any of Liberty Plaza Co., OLP Co. or Trinity Place Co. and any guarantee thereof by Liberty Plaza Co., OLP Co. and Trinity Place Co. and any joint or several liability of two or more of Liberty Plaza Co., OLP Co. or Trinity Place Co. shall be deemed to be one obligation of Liberty Plaza Co. and (d) each Claim filed or to be filed in the Reorganization Cases of Liberty Plaza Co., OLP Co. and Trinity Place Co. shall be deemed filed against Liberty Plaza Co. and shall be deemed one Claim against and obligation of Liberty Plaza Co.

2.4.         Substantive Consolidation of
             245 Park Co., 245 Holding LP and 245 Corp.

          All assets and Liabilities of 245 Park Co., 245 Holding LP and 245 Corp. shall be substantively consolidated. On the Effective Date (a) each Intercompany Claim held by 245 Park Co., 245 Holding LP or 245 Corp. against 245 Park Co., 245 Holding LP or 245 Corp. shall be eliminated in accordance with the Restructuring Transactions or otherwise cancelled, (b) all assets and Liabilities of 245 Holding LP and 245 Corp. shall be treated as though they were merged with the assets and Liabilities of 245 Park Co.,
(c) each guarantee by 245 Park Co., 245 Holding LP or 245 Corp. of an obligation of 245 Park Co., 245 Holding LP or 245 Corp. shall be eliminated so that any Claim against 245 Park Co., 245 Holding LP or 245 Corp. and any guarantee thereof by 245 Park Co., 245 Holding LP or 245 Corp. and any joint or several liability of two or more of 245 Park Co., 245 Holding LP or 245 Corp. shall be deemed to be one obligation of 245 Park Co., and (d) each and every Claim filed or to be filed in the Reorganization Cases of 245 Park Co., 245 Holding LP or 245 Corp. shall be deemed filed against 245 Park Co. and shall be deemed one Claim against and obligation of 245 Park Co.


         SECTION 3.            PROVISIONS RELATING TO
                               DISTRIBUTIONS TO THE CO-PROPONENTS.

          On the Effective Date, each of the Co-Proponents shall receive the treatment accorded each of their Allowed Claims and Allowed Equity Interests, as set forth in sections 4.3, 7.2, 7.4, 8.2, 8.6, 12.3, 14.2,
15.2 and 15.5 hereof. In accordance with this Plan, after giving effect to the distributions of Class A Interests and Class B Interests to (a) the holders of Allowed Unaffiliated Unsecured Claims in accordance with section
7.11.1 hereof, (b) the holders of Allowed General Unsecured Claims against any of Realty Corp., OYREUSA and/or Baden in accordance with section 8.6 hereof, and (c) JMB, on account of its Allowed Equity Interest in 245 Park Co., in accordance with section 15.8 hereof, the Co-Proponents, on account of their respective Allowed Claims and Allowed Equity Interests and in accordance with this Plan and the Restructuring Transactions, shall be distributed the General Partner Interest in Newco LP, the remaining Class A Interests, Class B Interests in accordance with section 8.6 hereof, and 100% of the Liquidating Corp. Shares (the "Residual Newco Equity") in partial consideration for the Co-Proponents' Capital Infusion and the Allowed Co-Proponent Unsecured Claims. The General Partner Interests and a 1% Class B Interest will be held by the Co-Proponents through Managing GP, a newly-formed corporation to be owned by the Co- Proponents. Other than in respect of the Equity Interests in Newco LP held by the Co-Proponents through Managing GP, the Co-Proponents will hold their remaining Equity Interests in Newco LP either directly or indirectly, as each determines. The Co-Proponents will enter into a stockholders' agreement with respect to their ownership in, and the governance of, Managing GP.

         SECTION 4.  PROVISIONS FOR THE SETTLEMENT OF CLAIMS.

4.1.         Settlement of Intercompany Claims.

          On the Effective Date, all Claims held by a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate against a Debtor, a Wholly-Owned Affiliateor a Controlled Affiliate shall be released and cancelled in accordance with the Restructuring Transactions and, to the extent not so released and cancelled, released and cancelled in consideration for the mutual release and cancellation of any and all Claims held by a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate against such Debtor, Wholly-Owned Affiliate or such Controlled Affiliate; provided, however, that this section 4.1 shall not release and eliminate the Claims of Tower B Co. against WFC Fincorp, the Claims of Olympia & York Maiden Lane Company to Olympia & York Maiden Lane Finance Corp., the U.S. Finco/OLP Claims not contributed to OLP under the Restructuring Transactions and the Claims of Tower A Co. against Tower A Holding and Devco remaining outstanding under the Restructuring Transactions. Notwithstanding the foregoing, all postpetition Claims held by a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate against a Debtor, a Wholly-Owned Affiliate or a Controlled Affiliate that arise by reason of
(a) the guarantee by a Debtor of the payment of postpetition professional fees and expenses of another Debtor or the payment by the Debtor of Administrative Expense Claims of another Debtor in accordance with the DIP Order, (b) any Cash assets required to be advanced to Devco and deposited in accordance with the DIP Loan and the DIP Order, including the proceeds of any postpetition asset sale occurring prior to the Effective Date required to be repaid under the DIP Loan and DIP Order, (c) the Services Agreements approved by the Bankruptcy Court by order dated October 11, 1995, (d) the Restructuring Transactions, (e) the Order of the Court pursuant to section 105 of the Bankruptcy Code Authorizing Consolidation of O&Y Finco Cash, dated July 26, 1996, and (f) the terms of the January 12th Settlement Agreement, shall not be released and cancelled. To the extent the postpetition Claims described in clauses (a), (b), (c), (e) and (f) of this section 4.1 are Claims against one or more the Debtors, such Claims shall be treated as Administrative Expense Claims under this Plan.

4.2.         The January 12th Settlement Agreement.

          In the event the January 12th Settlement Agreement has not been approved in all respects by a Final Order on or before the commencement of the Confirmation Hearing, the January 12th Settlement Motion is incorporated herein and made a part hereof, and this Plan shall constitute a motion of the Debtors requesting: (a) all of the relief requested in the January 12th Settlement Motion; (b) approval of the transfer of Claims, properties, interests in property and assets under the January 12th Settlement Agreement prior to the Effective Date; and (c) approval of the protections afforded to the Claims, properties, interests in property and assets to be transferred under the January 12th Settlement Agreement as of the date of transfer irrespective of whether the Effective Date occurs.

4.3.         BPHI Settlement.

          On the Effective Date and in accordance with the terms of this Plan, the Tower B Co. Plan and the Restructuring Transactions, the BPHI Settlement shall be effective. In accordance with the BPHI Settlement, any and all Claims of BPHI against the Debtors and Tower B Co. will be resolved and compromised and BPHI will exchange its Claims against the Debtors and Tower B Co. and Equity Interests in and Claims against the BPHI Partnerships as follows, in accordance with the terms of section 7.11.2 hereof governing distributions to the holders of Allowed Co- Proponent Unsecured Claims, and in the case of such Equity Interests, in accordance with the terms of this section 4.3 as well as the Tower B Co. Plan.

          (a) On the Effective Date, BPHI or its designee, in accordance with the Restructuring Transactions, shall be distributed on account of (i) its Equity Interests in the BPHI Partnerships, (ii) the Claims of BPHI against Tower B Co. and the BPHI Partnerships, and (iii) the Claims of BPHI against Devco (to the extent of and in its capacity as a partner in the BPHI Partnerships) and certain other Debtors, Class A Interests representing 30.06% of the ownership of Newco LP (before taking into account the Co-Proponents' Capital Infusion).

          (b) On the Effective Date, BPHI, in accordance with the Restructuring Transactions, shall fund 48.75% of the Co-Proponents' Capital Infusion to be effected in accordance with section 18.12 hereof.

          (c) In addition to the consideration to be provided in accordance with paragraph (a) of this section 4.3, on the Effective Date, BPHI shall have an Allowed General Unsecured Claim against Devco in the amount of

$22,250,000, which Allowed Claim shall receive the same treatment accorded to holders of Allowed Co-Proponent Unsecured Claims against the Consolidated Devco Entities in accordance with section 7.11.2 hereof and BPHI shall have an unsecured Claim against Tower B Co., which shall receive the treatment provided in the Tower B Co. Plan.

          (d) On the Effective Date of the Plan and the effective date of the Tower B Co. Plan, in addition to the releases provided in accordance with section 24 hereof and in the Tower B Co. Plan, Tower B Co. and the O&Y Affiliates and the Controlled Affiliates, on the one hand, and BPHI, on the other hand, will execute and deliver mutual releases of all Liabilities and Causes of Action relating to all acts and omissions occurring prior to the Effective Date with respect to the Debtors, the Plan, the Reorganization Cases, Tower B Co., the Tower B Co. reorganization case and the Tower B Co. Plan.

Without limiting the generality of the foregoing, (a) Tower B Co. and U.S. Finco shall release BPHI from any and all Liabilities it may have or may be alleged to have under the Tower B Co. Credit Agreement and (b) Tower B Co. and BPHI shall release any and all Claims they may have against or may be alleged to have against U.S. Finco with respect to any and all amounts which may be owed or alleged to be owed by U.S. Finco to Tower B Co. under the Tower B Co. Credit Agreement. In addition, under this section 4.3 and in accordance with section 24 hereof, BPHI shall be released, in connection with this Plan and the Tower B Co. Plan, from any (a) Liabilities relating to the making of any loans or equity investments in any of the Debtors, the Debtors in Possession or the O&Y Affiliates, (b) obligations or Claims under any statutory or decisional law or principle which could require return, disgorgement, restitution or repayment of any kind of payment of any damages with respect to amounts received by BPHI prior to the Effective Date in respect of any investment (including equity, debt or loan participation interests), (c) Claim relating to the character (as debt or equity) or the enforceability in accordance with its terms of any instrument evidencing any investment made by BPHI in any of the Debtors, the Debtors in Possession or the O&Y Affiliates, (d) Claim with respect to an avoidable transfer, and (e) Liabilities with respect to any Claim of any Entity against any Debtor, Debtor in Possession or any O&Y Affiliate. On the Effective Date, Newco LP will indemnify Tower B Co. and Tower B Holding I, Entities through which BPHI will own certain of their Equity Interests in Newco LP, for any and all Liabilities arising prior to the Effective

Date not released and discharged under this Plan and the Tower B Co. Plan.

4.4.         Merrill Lynch Settlement.

          On the Effective Date, and in accordance with the Tower B Co. Plan and the Restructuring Transactions relating to Merrill Lynch, the Merrill Lynch Settlement shall be effective. Under the Merrill Lynch Settlement, the following claims of Merrill Lynch will be resolved and compromised, in full and final settlement and disposition of all proofs of claim filed by Merrill Lynch in the Reorganization Cases of the Debtors and the reorganization cases of Tower B Co. and WFC Fincorp:

          (a) Merrill Lynch, through its designees on the Management Committee (as defined in the Project Operating Agreement) and as the beneficiaries of certain rights granted to them under section 27.02 of the Merrill Lynch Tower B Lease and section 27.02 of the Merrill Lynch Tower D Lease, shall consent to the assumption by Devco and Tower A Co. pursuant to section 365 of the Bankruptcy Code of the WFC Operator Component and the assignment of such WFC Operator Component to Newco LP in accordance with section 21 hereof. The O&Y Affiliates will confirm that the WFC Tenants Component of the Project Operating Agreement is a covenant that runs with the land and binds the parcel tenants of the World Financial Center and burdens their tenancies for both prepetition and postpetition obligations. To the extent that any portion or component of the Project Operating Agreement is an executory contract, Devco and Tower A Co. shall assume such portion or component and assign such portion or component of the Project Operating Agreement to Newco LP. Merrill Lynch, through its designees on the Management Committee under the Project Operating Agreement, shall consent to such assumption and assignment. In accordance with section 365(b) of the Bankruptcy Code, Merrill Lynch/WFC/L, Inc. or its designee shall be entitled to the release of the funds held in the Merrill Lynch Escrow and the O&Y Affiliates shall release any and all claims for the return of the funds held in the Merrill Lynch Escrow. The O&Y Affiliates will not seek or pursue any claims for legal fees, the miswired electrical meter and the cost of time or money for personnel or other resources incurred in connection with the arbitration matters relating to the Tower D electricity charges. There will be no further action taken in connection with such arbitration of the claims which are described therein or herein as against Merrill Lynch/WFC/L, Inc., and the O&Y Affiliates will assume responsibility for any third-party claims arising by reason of any action that the O&Y Affiliates may take to collect or pursue such claims from third parties.

          (b) Merrill Lynch/WFC/L, Inc. shall consent to the provisions of this Plan relating to Tower B Leaseco as set forth in this section 4.4 and section 16 hereof and to the provisions of the Tower B Co. Plan relating to Merrill Lynch/WFC/L, Inc. as set forth therein. Merrill Lynch/WFC/L, Inc. shall consent to all Available Cash of Tower B Leaseco being used: (i) to pay in full Administrative Expense Claims, Allowed Priority Tax Claims and Allowed Priority-Non Tax Claims against Tower B Leaseco; (ii) thereafter, as a distribution on account of the Merrill Lynch/Tower B Leaseco Secured Claim equalto $502,000 to the Merrill Lynch Capital Fund to be held by Merrill Lynch and to be used to fund the River Water By-Pass Project and certain window and facade repairs required to be made to Tower B; and (iii) thereafter, to pay each holder of an Allowed General Unsecured Claim against Tower B Leaseco such holder's Ratable Proportion of the Available Cash of Tower B Leaseco, after giving effect to clauses (i) and (ii) of this section 4.4(b). Merrill Lynch will assert no other claims against Tower B Leaseco in relation to the River Water ByPass Project or against Tower B Co. for the Tower B window and facade repairs currently under discussion as of the date hereof.

          (c) Merrill Lynch/WFC/L, Inc. shall have an Allowed General Unsecured Claim against Tower B Leaseco of $93,000,000 and, to the extent such Allowed General Unsecured Claim against Tower B Leaseco shall not receive a payment in full in accordance with section 16.4 hereof, Merrill Lynch/WFC/L, Inc. shall have an Allowed Unaffiliated Unsecured Claim against Devco arising from Devco's guarantee of the obligations of Tower B Leaseco, which Allowed Claim shall be in an amount equal to the difference between $93,000,000 and the amount of any distributions received by Merrill Lynch/WFC/L, Inc. on account of its Allowed General Unsecured Claim against Tower B Leaseco and shall be provided a distribution thereon in accordance with section 7.11.1 hereof.

          (d) Merrill Lynch shall consent, pursuant to an instrument in form and substance satisfactory to the Debtors, the O&Y Affiliates, the Co-Proponents and Merrill Lynch, which instrument is to be filed with the Bankruptcy Court prior to the Confirmation Hearing, to the modification and amendment of the Tower D Co. Partnership Agreement, which modification and amendment will provide for the elimination of the debt service and principal limitations applicable to a refinancing of mortgage debt relating to Tower D as set forth in section 16 of such partnership agreement; provided, however, that any refinancing of mortgage debt relating to Tower D shall:

               (i) permit annual partnership distributions of $11,379,000 to Merrill Lynch Tower D Partner; and

               (ii) self-liquidate over the initial term of the Merrill

                    Lynch Tower D Lease, which initial term is currently

                    scheduled to expire on September 29, 2013.

Merrill Lynch will cooperate in effectuating such a financing on terms which are mutually acceptable (as determined in each party's sole discretion), provided that such modifications will result in no cost to Merrill Lynch. Such financing is a condition precedent to the Effective Date and is expected to take the form of securitized rated debt.

          (e) Merrill Lynch shall consent, pursuant to an instrument in form and substance satisfactory to the Debtors, the O&Y Affiliates, the Co-Proponents and Merrill Lynch, which instrument is to be filed with the Bankruptcy Court prior to the Confirmation Hearing, to the modification and amendment of the Tower B Reimbursement Agreement and the Tower D Reimbursement Agreement, which modifications and amendments shall provide that:

               (i)  the limitation of the recourse provisions of the

                    Tower B Reimbursement Agreement and the Tower D

                    Reimbursement Agreement such that the obligations

                    under such agreements will only be recourse to

                    Tower B Co. and Tower D Co., respectively;

               (ii) the provisions of the Tower D Reimbursement Agreement will be guaranteed by Newco LP; provided, however,

                    that such guarantee shall not cover matters for which

                    Merrill Lynch Tower D Partner is obligated under the

                    Tower D Co. Partnership Agreement;

               (iii) the make-whole provisions relating to Floors 26, 27

                     and 28 of Tower B in the Tower B Reimbursement

                     Agreement will be deleted; and

               (iv) in connection with the Tower B refinancing contemplated by section 7.1 of the Tower B Co. Plan or any other

                    refinancing of Tower B, Merrill Lynch/WFC/L, Inc. will

                    cooperate with respect to modifications of the Tower B

                    Reimbursement Agreement, including the agreement by

                    Merrill Lynch not to pursue collection of amounts due

                    or interest accruing thereon (such interest at the

                    annual rate of prime plus 3% compounded monthly,

                    payable from the due date) under the Tower B

                    Reimbursement Agreement and the agreement by Merrill

                    Lynch to subordinate and forbear its rights to pursue

                    collection of such amounts due or interest accruing

                    thereon through at least September 29, 2013; provided,

                    however, with respect to any Refinancing of the Funding

                    Commitment Letter Loan (as defined in the Tower B Co.
                    Plan) or the ML Lease Securitization (as defined in the

                    Tower B Co. Plan) during the initial term of the

                    Merrill Lynch Tower B Lease, if such refinancing

                    provides for funds (after repaying any existing

                    mortgage(s) and all expenses of refinancing) which are

                    not to be used for Tower B building expenditures,

                    including costs of leasing, then all accrued and unpaid

                    amounts under the Tower B Reimbursement Agreement must

                    be paid and WFC Tower B Co. LP must provide such

                    reserves or other assurances satisfactory to Merrill

                    Lynch that all amounts which thereafter may be payable

                    under the Tower B Reimbursement Agreement will be paid;

                    and provided, further, that any such forbearance will

                    not in any way prejudice or impair in any way the

                    validity or enforceability of Merrill Lynch's claim

                    under the Tower B Reimbursement Agreement.

               (v)  Retailco shall be primarily responsible to Merrill

                    Lynch for the payment of all expenses of the retail

                    spaces of Tower B and Tower D as such expenses are

                    contemplated by the Tower B reimbursement Agreement and

                    the Tower D Reimbursement Agreement, and recourse to

                    Retailco shall include access to Retailco's excess cash

                    flow from its retail lease at Tower D; and

               (vi) section 9.01(e) of each of the Merrill Lynch Tower B

                    Lease and the Merrill Lynch Tower D Lease shall be

                    amended to provide in each case that the maximum loan

                    condemnation amount shall be based on a schedule to be

                    inserted which will match the amortization schedule of

                    the financing to be placed on each of the leasehold

                    interests in Tower B or Tower D, respectively, on or

                    about the Effective Date (as defined in the Tower B Co.

                    Plan) of the Tower B Co. Plan, with respect to Tower B,

                    and the Effective Date of this Plan with respect to

                    Tower D, subject to adjustment in the case of Tower B

                    for the ML Lease Securitization (as defined in the

                    Tower B Co. Plan).

          (f) In exchange for the consideration provided by Merrill Lynch in paragraphs (d) and (e) of this section 4.4 and in the Tower B Co. Plan, Merrill Lynch will elect on the Ballot to be distributed with respect to this Plan and the Tower B Co. Plan:

               (i)  a payment in Cash to Merrill Lynch/WFC/L, Inc. equal to

                    $26,400,000, payable on the Effective Date, plus

                    interest at the rate of 9% per annum for the period

                    commencing on July 1, 1996 and ending on the Effective

                    Date, or

               (ii) a rent reduction on the Merrill Lynch Tower D Lease

                    equivalent to the Cash payment determined in clause (i)

                    of the immediately preceding paragraph, which will be

                    recovered over a period of at least five (5) years

                    following the

                     Effective Date using an annual discount rate

                     (payable monthly in advance) of 6.73%.

          (g) With respect to the Tower D Reimbursement Agreement:

               (i)  there shall be a first-priority nonrecourse pledge to

                    Merrill Lynch of the equity in Tower D Co. owned,

                    subject tothe terms of section 7.4 hereof, directly or

                    indirectly, by the O&Y Affiliates, BPHI and/or Newco

                    LP, as the successor to the O&Y Affiliates, to secure

                    the obligations of Tower D Co. under the Tower D

                    Reimbursement Agreement;

               (ii) any claim arising under the Tower D Reimbursement

                    Agreement shall be subordinate only to the Tower D

                    Mortgage Debt and no remedies will be exercisable

                    against Tower D Co. until the Tower D Mortgage Debt is

                    satisfied; and

               (iii) until the Tower D Mortgage Debt is satisfied, Merrill

                     Lynch will agree not to pursue collection of such amounts due or interest accruing thereon from any of the Entities owning Tower D under the Tower D

                     Reimbursement Agreement; provided, however, that such

                     forbearance will not in any way prejudice or impair

                     the right of Merrill Lynch to pursue Newco LP, as

                     guarantor, or impair in any way the validity

                     or enforceability of Merrill Lynch's claim under the

                     Tower D Reimbursement Agreement. Interest (at the

                     annual rate of prime plus 3% compounded monthly) on

                     such claim shall be payable from the due date.

          (h) The Shared Management Agreement for Tower D shall be modified to delete (effective as of July 1, 1996) 100% of the management fee (currently $227,000 annually). Merrill Lynch shall be provided an initial credit of $33,000, increasing by 3% annually, for a total initial credit of $260,000, against the operating and other costs payable by Merrill Lynch under such agreement, and, as modified, assumed and assigned to Newco LP. The present value of the amounts described in this paragraph shall be increased at a rate of 9% per annum from July 1, 1996 through the Effective Date.

          (i) With respect to any and all other agreements relating to the World Financial Center, Merrill Lynch shall agree to accept Newco LP or its designee as the successor to any O&Y Affiliate under such agreements. The following agreements, as amended and assigned, will be assumed and assigned by the Debtors to Newco LP under section 365 of the Bankruptcy Code:

               (i)  The Shared Management Agreement relating to Tower B;

               (ii) The Shared Management Agreement relating to Tower D;

               (iii) The Sublease dated September 29, 1988 between Devco

                     and Merrill Lynch/WFC/L, Inc. for the Winter Garden

                     and the Liberty Street Bridge and certain other

                     portions of Tower B;

               (iv) The Sublease dated February 26, 1988 between Devco and

                    Merrill Lynch/WFC/L, Inc. for the central plant and

                    certain other portions of Tower D;

               (v)  The Fire Safety Agreement dated February 26, 1988

                    between Merrill Lynch/WFC/L, Inc., Retailco and Devco;

                    and

               (vi) The Fire Safety Agreement dated September 29, 1988

                    between Merrill Lynch/WFC/L, Inc., Retailco and Devco.

          (j) Merrill Lynch shall incur no additional costs or risks or adverse impact with respect to the value of Tower D Co. as a result of any modifications to the leases and agreements to which Retailco is a party.

                  (k) Merrill Lynch's obligation to proceed with the transactions contemplated under the Merrill Lynch Settlement is conditioned upon it being satisfied as to the assumption or rejection, as the case may be, of any agreements of the Debtors, Tower B Co. or WFC Fincorp to which Merrill Lynch is a party; and, that such transactions will not result in: (i) the termination of the Tower D Co. partnership for federal income tax purposes or (ii) the imposition of any other tax cost on Merrill Lynch (except as paid by the O&Y Affiliates).

          (l) Merrill Lynch agrees that it has no objection to the release by Tower B Co. and Tower A Co. of any receivables or payables owed to them by their partners or their Affiliates.

          (m) In exchange for the entirety of the consideration provided to Merrill Lynch in this section 4.4 and in the Tower B Co. Plan, Merrill Lynch will support and vote to accept this Plan as well as the Tower B Co. Plan (provided that Merrill Lynch's treatment under such plan is consistent with the terms hereof and does not otherwise create additional cost to or adversely impact Merrill Lynch). Those portions of the foregoing specifically relating to Tower B Co. shall be effectuated under the Tower B Co. Plan. Merrill Lynch shall agree to the designation of Newco LP or any Affiliate thereof (or such other Entity as applicable) as the successor to any O&Y Affiliates at the World Financial Center. The O&Y Affiliates will continue to address all other operating issues between the O&Y Affiliates and Merrill Lynch to maximize the mutual benefits to the O&Y Affiliates and Merrill Lynch. The settlement of the matters set forth herein is subject to the documentation of same prior to the Confirmation Date mutually acceptable to the parties thereto.

4.5.      TIAA Settlement.

          On the Effective Date, the Claims of TIAA shall be accorded the treatment in this section 4.5 in full satisfaction of (i) the TIAA Judgment Claims, (ii) all Claims of TIAA against Tower A Co., 53 State Limited, Devco, and all of the O&Y Affiliates, including, without limitation, any Claims asserted in or otherwise arising out of the Tower A Action or the State Street Action, and (iii) all Claims of TIAA against BPHI and Carena asserted in or otherwise arising out of the Tower A Action or the State Street Action or arising in connection with or relating to BPHI's investment in the World Financial Center.

Cash Payments on the
Effective Date:                              $6,500,000 Cash payment on the

                                             Effective Date.

Deferred Cash Payments:                      $3,000,000, payable by a note

                                             issued by New Tower A LP to

                                             TIAA providing for aggregate

                                             payments of $1,000,000 per

                                             year for the first three years

                                             following the Effective Date.

                                             In each of such first three

                                             years following the Effective

                                             Date, the obligations under

                                             such note shall be paid

                                             quarterly in arrears in four

                                             equal installments of $250,000

                                             from the asset management fees
                                             payable to Newco LP as

                                             provided in "Management Fees"

                                             in section 13.2 hereof.  Newco

                                             LP will guarantee the

                                             obligations of New Tower A LP

                                             to TIAA and shall waive its

                                             rights of subrogation relating

                                             to the same.  Newco LP will

                                             collaterally assign to TIAA

                                             the asset management fees

                                             payable to Newco LP as

                                             provided in "Management Fees"

                                             in section 13.2 hereof to

                                             secure the obligations under

                                             the note to TIAA.  New Tower A

                                             LP will not make any

                                             distributions to Newco LP or

                                             any of its Affiliates other

                                             than the fees payable to Newco

                                             LP as provided in "Management

                                             Fees" in section 13.2 hereof

                                             and all such fees shall be

                                             subordinate to the obligations

                                             under the note issued to TIAA

                                             and payment may not be made

                                             upon an event of default under

                                             such note.

TIAA Unaffiliated Unsecured
Claim Against Devco:                         TIAA shall have an Allowed

                                             Unaffiliated Unsecured Claim

                                             against Devco of $75,000,000,

                                             on account of which TIAA shall

                                             be distributed Class A

                                             Interests having a value equal

                                             to $1,714,286 and Convertible

                                             Note Interests having a

                                             face amount equal to

                                             $4,285,714.
Release of
Segregated Funds:                            The 53 State Street Segregated

                                             Funds shall be released to

                                             TIAA, and the Debtors and the

                                             O&Y Affiliates shall release

                                             all Claims that they have or

                                             may have relating to the 53

                                             State Street Segregated Funds

                                             and the Tower A Segregated

                                             Funds.

Release of Lis Pendens:                      TIAA shall release any and all

                                             lis pendens relating to 53

                                             State Street.

Mutual Releases:                             In addition to the releases

                                             provided in section 24 hereof,

                                             TIAA, BPHI, Carena and the O&Y

                                             Affiliates (or their

                                             respective successors) will

                                             execute and deliver mutual

                                             releases consistent with this

                                             section 4.5.

4.6.      Toronto Dominion Settlement.

          On the Effective Date, in full satisfaction of the Toronto Dominion Judgment Claims and all other Claims that Toronto Dominion may have against any of Baden, York Venture Co. or all other O&Y Affiliates (including any Claims under or related to the Toronto Dominion Letter of Credit), Toronto Dominion or its designee shall be distributed (a) the Chase Note and any proceeds of the Chase Note received by the O&Y Affiliates after August 9, 1996 and prior to the Effective Date and (b) a deed to the unsold property currently owned by York Venture Co. located at Independence Bay; provided, however, that the transfer of such unsold property shall remain subject to the rights and obligations set forth in the Independence Bay Contracts. To the extent that such property, or any portion thereof, is sold prior to the Effective Date pursuant to the Independence Bay Contracts, the proceeds thereof (net of the costs of sale) shall be delivered to Toronto Dominion upon the consummation of such sale. In the event that such transactions are not consummated prior to the Effective Date, Toronto Dominion shall assume and perform any and all obligations under the

Independence Bay Contracts from and after the Effective Date, and shall indemnify and hold harmless York Venture Co., the Debtors, the Debtors in Possession, any and all other O&Y Affiliates and each of their respective successors in interest from any and all Liabilities that may arise from the failure of Toronto Dominion to specifically perform the Independence Bay Contracts from and after the Effective Date.

4.7.      Reichmann Settlement.

          On the Effective Date, the Reichmann Entities shall release the Reichmann Claims. On the Effective Date, the Debtors, the Debtors in Possession and the O&Y Affiliates shall release the O&Y (U.S.)/Reichmann Claims to the extent that such Claims have not otherwise been released pursuant to section 4.1 hereof or as a Restructuring Transaction pursuant to section 18 hereof. The release provided in the preceding sentence shall not in any way release O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. or U.S. Holdings from any Liabilities; provided, however, that the Reichmann Entities shall be exculpated from all Liabilities arising from the status of one or more of the Reichmann Entities as a direct or indirect partner of O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. and U.S. Holdings, leaving the O&Y Affiliates and its successors with recourse only to the assets of O&Y 25 Realty Company, O&Y 25 Realty Company, L.P. and U.S. Holdings. Notwithstanding the foregoing, the release and exculpation provided for in this section 4.7 shall not prohibit the use by one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates of the O&Y (U.S.)/Reichmann Claims as an affirmative defense or a counterclaim; provided, however, that any such defense or counterclaim shall be used for purposes of offset or recoupment only and shall not provide a basis for any affirmative recovery against any Reichmann Entity.

          In addition to the foregoing, the Reichmann Entities shall release any Claims that they may have against the O&Y Affiliates arising under or relating to their ownership interest in U.S. Holdings or in any way relating to U.S. Holdings and, if requested by the Debtors or their successors in interest, cause, or consent to, the dissolution of U.S. Holdings. The Reichmann Entities shall release any Claims that they may have against the O&Y Affiliates arising under or relating to their ownership interest in O&Y 25 Realty Company and O&Y 25 Realty Company, L.P. or in any way relating to O&Y 25 Realty Company and/or O&Y 25 Realty Company, L.P. The Reichmann Entities shall release any Claims that they may have against the O&Y Affiliates arising under or relating to their ownership interest in 53 State Street or in any way relating to 53 State Street and shall cause, or consent to, the transfer by O&Y 25 Realty Company and O&Y 25 Realty Company, L.P. of their interests in 53 State Street to Newco LP or its designee. The Reichmann Entities shall consent to the execution and delivery by O&Y 25 Realty Company, O&Y 25 Realty Company, L.P and OYDL of a settlement agreement with O&Y (U.S.), which settlement agreement will be the subject of a separate motion to be filed with the Court and will be consistent with the Reichmann Settlement.

          The Reichmann Entities acknowledge that the Debtors and their respective officers and directors have fully discharged all obligations to the Reichmann Entities under the Corporate Governance Protocol approved by the Court on July 15, 1993 and that, following consummation of this settlement on the Effective Date of this Plan, the Debtors and their respective officers and directors will owe no further obligations to the Reichmann Entities under the Corporate Governance Protocol.

          If A.R.F. Corp. acquires title to the Reichmann Bank Claims from Svenska Handelsbanken and/or Bank Leumi prior to the Effective Date, A.R.F. Corp. shall subordinate such acquired Reichmann Bank Claims to Allowed General Unsecured Claims against Consolidated Devco and/or Consolidated Realty Corp., as the case may be (with the effect that the Reichmann Bank Claims shall receive no distribution under the Plan), or transfer the Reichmann Bank Claims so acquired as directed by one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates.

          If A.R.F. Corp. does not acquire title to the Reichmann Bank Claims prior to the Effective Date, the Svenska Claims and the Bank Leumi Claims will be reserved for in the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow and the Class 8.6 Disputed Claims Equity Escrow as General Unsecured Claims. The Disbursing Agent shall continue to maintain reserves on account of the Svenska Claims and the Leumi Claims, respectively, until such time as Svenska Handelsbanken and/or Bank Leumi, as the case may be, shall have each independently elected to either (a) receive the Old Bridge Lands in full satisfaction of their respective interests in such Claims (subject to the provisions relating to "penalty events" described below) or (b) receive the respective distributions reserved for on account of the Svenska Claims and the Bank Leumi Claims.

Such election shall determine title to the Svenska Claims and the Bank Leumi Claims.

          In the event Svenska Handelsbanken and/or Bank Leumi elect to receive the treatment provided in clause (a) of the preceding paragraph, Svenska Handelsbanken and/or Bank Leumi, as the case may be, shall (subject to the provisions relating to "penalty events" described below) transfer its Reichmann Bank Claims to A.R.F. Corp. and A.R.F. Corp. shall subordinate such Claims to Allowed General Unsecured Claims against Consolidated Devco and/or Consolidated Realty Corp., as the case may be (with the effect that the Reichmann Bank Claims shall receive no distribution under the Plan), or transfer such Reichmann Bank Claims as directed by one or more of the Debtors, the Debtors in Possession and the O&Y Affiliates. In this event, the reserves established on account of the Reichmann Bank Claims will be released to the Co-Proponents.

          In the event Svenska Handelsbanken and/or Bank Leumi elect to receive the treatment provided in clause (b) of the second preceding paragraph, (a) Svenska Handelsbanken, in the event it has made such election, will receive the reserved distribution on account of the Svenska Claims from the Class 8.6 Disputed Claims Equity Escrow and the Subclass
7.11.1 Disputed Claims Debt/Equity Escrow and (b) Bank Leumi, in the event it has made such election, will receive the reserved distribution on account of the Bank Leumi Claims from the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow. In consideration of such distributions, on the date of such distributions, Svenska Handelsbanken and/or Bank Leumi, in the case of its or their election in clause (b) of the second preceding paragraph, shall transfer its or their rights under the mortgages relating to the Old Bridge Lands to A.R.F. Corp. and A.R.F. Corp. shall transfer such mortgages to Newco LP or its designee. In the event of such transfers, the Reichmann Entities agree to sell the Old Bridge Lands as directed by Newco LP or its designee.

          The provisions of the preceding four paragraphs will be implemented through a four-party agreement to be executed and delivered by and among O&Y (U.S.), A.R.F. Corp., Svenska Handelsbanken and Bank Leumi on or prior to the Effective Date. Such agreement shall provide, among other things, that (a) in the event certain "penalty events" occur in connection with the Old Bridge Lands, Svenska Handelsbanken and Bank Leumi shall be entitled to receive the Old Bridge Lands and a distribution from, and only from, the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow and the Class 8.6 Disputed Claims Equity Escrow equal to the out-of-pocket costs of Svenska Handelsbanken and Bank Leumi incurred in connection with curing such penalty events or the diminution in value of the Old Bridge Lands caused thereby as set forth in such agreement but in no event shall such distribution from such escrows exceed the amount reserved in such escrows on the Effective Date on account of the Leumi Claims and the Svenska Claims in accordance with this settlement, (b) Paul Reichmann will indemnify O&Y (U.S.) for any diminution in the value of the consideration to be provided to O&Y (U.S.) under this settlement arising from a distribution required to be made from the reserves to Svenska Handelsbanken and Bank Leumi in accordance with clause (a) of this paragraph, (c) the sole recourse of Svenska Handelsbanken on account of the Svenska Claims and Bank Leumi on account of the Bank Leumi Claims with respect to the Debtors and the O&Y Affiliates shall be to the amounts reserved in the Subclass
7.11.1 Disputed Claims Debt/Equity Escrow and the Class 8.6 Disputed Claims Equity Escrow on account of the Leumi Claims and the Svenska Claims and their rights under the four-party agreement, (d) A.R.F. Corp. shall be authorized to sell the Old Bridge Lands and distribute the proceeds thereof upon the consent of Svenska Handelsbanken and Bank Leumi and (e) upon a default by A.R.F. Corp. under the four-party agreement, each of Bank Leumi and Svenska Handelsbanken shall be entitled to receive the Old Bridge Lands and the reserved distribution on account of the Bank Leumi Claims and the Svenska Claims, respectively, and O&Y (U.S.) shall have recourse in such event to the indemnity to be issued by Paul Reichmann.

          In addition to the foregoing:

          (a) The Reichmann Entities shall provide to the Debtors a letter in the form previously provided to the Debtors by counsel for the Reichmann Entities describing the financial condition of MAT Investment, Inc.

          (b) The Family Corps. shall provide to the Debtors their most recent financial statements and journal entries reflecting significant transactions subsequent to the date of such financial statements in the form actually maintained by the Family Corps. in the operation of their respective businesses.

          (c) The Reichmann Entities shall cooperate in all reasonable requests made by the Debtors to assist them in prosecuting this Plan and any requests to preserve and protect the assets of the Debtors, the Debtors in Possession and the O&Y Affiliates; provided, however, that, in no event shall this agreement to cooperate require any Reichmann Entity to take any action which could create, impose or otherwise result in any liability to any Reichmann Entity. At the request of one or more of the Debtors or their respective successors, such cooperation shall include:

               (i)   Albert Reichmann shall provide testimony and any

                     existing and available documentary evidence relating

                     to the management and control of OYREUSA, Baden and

                     Realty Corp. in connection with the substantive

                     consolidation of such Entities; and

               (ii)  Subject to any required consent of and receipt of any required waivers by Coopers & Lybrand OYDL,

                     Inc./Limited for (or any other person authorized to

                     act on behalf of) OYDL, OYDL's Canadian counsel shall

                     provide information concerning the tax history and

                     reporting provisions of Realty Corp., Devco Canada,

                     Equity Canada and SF Holdings, including the history

                     of significant transactions and assist in the defense

                     of any actions prosecuted or Claims asserted by OYDL

                     or Coopers & Lybrand OYDL, Inc./Limited to establish

                     or collect on Claims against SF Holdings.

          (d) If requested by one or more of the Debtors, the Debtors in Possession, the O&Y Affiliates or Newco LP, the Reichmann Entities shall cause the current owners of the capital stock of OYDL, if provided the opportunity at no out-of-pocket cost to such owners and provided that there are no adverse tax consequences to such owners, to receive and hold, directly or indirectly, the capital stock of Realty Corp. in the same proportions as such owners currently hold such stock. The Reichmann Entities shall, and shall cause the direct and indirect beneficial owners of the stock of Realty Corp. (including, to the extent the Reichmann Entities are able, OYDL) to, refrain from taking any action that would result in an "ownership change" of Realty Corp. within the meaning of section 382 of the IRC.

                  (e) In the event that subsequent to the Effective Date, Coopers & Lybrand OYDL, Inc./Limited or any other person claiming by, through, or under OYDL or any successor holder of the 25 Realty Note, shall maintain any action or proceeding challenging the enforceability or propriety of the transfer or subordination of the Reichmann Bank Claims in accordance with this settlement, or to impose any Liability on any Reichmann Entity as a result of such transfer or subordination, Newco LP shall defend any such action and shall hold the Family Corps. and each and every Reichmann Entity harmless from any and all Claims, debts or Liabilities based upon, arising out of and related to such transfer or subordination.

4.8.      Amex Settlement.

          On the Effective Date and in full satisfaction of all Claims of Amex against the Debtors, the Debtors in Possession and the O&Y Affiliates, the Claims of Amex shall be accorded the following treatment:

River Water
By-Pass Project:                      Amex shall cooperate in the

                                      construction of the River Water By-

                                      Pass Project.

Electric
Arbitration:                          The O&Y Affiliates will bear the

                                      entire cost of the Merrill Lynch

                                      Settlement relating to the electric

                                      arbitration, including legal fees.

Project Operating
Agreement:                            Tower A Co. will assume the WFC

                                      Operator Component and will

                                      designate Newco LP or an Affiliate

                                      thereof to perform the services

                                      described in the Project Operating
                                      Agreement.

Existing Claims:                      All existing claims between Amex

                                      and the O&Y Affiliates with respect

                                      to the World Financial Center will

                                      be released and forever barred.

                                      Amex will have an Allowed

                                      Unaffiliated Unsecured Claim

                                      against Devco in the amount of

                                      $320,000 in complete settlement of

                                      all Claims relating to the World

                                      Financial Center, including,

                                      without limitation, Claims relating

                                      to roof and window warranties, and
                                      chilled water and other charges

                                      under the Project Operating

                                      Agreement.

Amex/Retailco
Lease: Amex will have an Allowed Unaffiliated Unsecured Claim against Devco in the amount of $4,000,000, representing the maximum damages that Amex would be allowed under the Bankruptcy Code for unpaid rent and for damages if the Amex/Retailco Lease had been rejected.

                                      Retailco shall hold any amounts due
                                      Amex for the existing base rent
                                      under the Amex/Retailco Lease
                                      (approximately $50,000 per month)
                                      which have accrued or will accrue
                                      for the period from June 1, 1996
                                      through the last day of the month
                                      prior to the month in which the
                                      Confirmation Order becomes a Final
                                      Order. On the date upon which the
                                      Confirmation Order becomes a Final
                                      Order, such amounts will be released
                                      and paid over to Amex. Thereafter,
                                      for each whole month beginning with
                                      the month during which the
                                      Confirmation Order becomes a Final
                                      Order and ending February 1997,
                                      Retailco shall pay to Amex the
                                      amounts due Amex for the existing
                                      base rent under the Amex/Retailco
                                      Lease (approximately $50,000 per
                                      month).

                                      Notwithstanding the terms of the
                                      immediately preceding paragraph, in
                                      the event that the Confirmation
                                      Order does not become a Final Order
                                      on or prior to December 30, 1996,
                                      then, on December 31, 1996, Retailco
                                      shall release to Amex an amount
                                      equal to the existing monthly base
                                      rent under the Amex/Retailco Lease
                                      for the preceding seven (7) months

                                      (approximately $350,000).
                                      Thereafter, for each of January
                                      1997 and February 1997, Retailco
                                      shall pay to Amex the amounts due
                                      Amex for the existing base rent
                                      under the Amex/Retailco Lease
                                      (approximately $50,000 per month).

                                      In addition to the amounts to be
                                      paid to Amex in the preceding two
                                      paragraphs, as of the Effective
                                      Date, the Amex/Retailco Lease will
                                      be restructured as follows:

                                      The Amex/Retailco Lease will be
                                      modified to reduce the base rent
                                      thereunder to $1 per annum for the
                                      period commencing June 1, 1996 and
                                      ending on the Rent Abatement
                                      Termination Date. After this initial
                                      period, there will be fair market
                                      rent reviews at five (5) year
                                      intervals. There will be no accrual
                                      of rent. Fair market rent reviews
                                      will be based on the actual net
                                      income which the tenant under the
                                      Amex/Retailco Lease can reasonably
                                      be anticipated to receive during the
                                      next five (5) year period, taking
                                      into account continued use of space
                                      for current uses, leases in place,
                                      anticipated renewals, actual and
                                      anticipated expenses and capital
                                      requirements, and leaseability of
                                      vacant space as retail space. Rent
                                      reviews will be upward or downward
                                      (but not less than $1). The tenant
                                      will continue to be obligated to pay
                                      PILOT (payment in lieu of taxes),
                                      other ground rent obligations,
                                      directly metered utilities and the
                                      tenant's share of actual costs for
                                      shared expense areas, including
                                      Winter Garden PILOT and insurance
                                      and Central Plant PILOT and
                                      insurance, in each case as per the
                                      existing Amex/Retailco Lease, and
                                      other operating expenses at the rate
                                      of

                                      $4.25 per usable square foot,
                                      escalated annually by the percentage
                                      increase in WFC Common Area
                                      Expenses, exclusive of Major Repairs
                                      (as such terms are defined in the
                                      Project Operating Agreement).

                                      If the fair market rent as
                                      determined in any fair market rent
                                      review is less than 90% of the base
                                      rent that would have been payable
                                      under the existing Amex/Retailco
                                      Lease, Amex will have the right to
                                      cancel the Amex/Retailco Lease
                                      (unless the successor tenant to the
                                      O&Y Affiliates agrees to pay at
                                      least 90% of the existing base
                                      rent). If Amex cancels the
                                      Amex/Retailco Lease, the successor
                                      tenant to the O&Y Affiliates shall
                                      have the right of first refusal to
                                      manage the retail areas of Tower C.

                                      The Amex/Retailco Lease, as
                                      modified, will be assigned to Newco
                                      LP or an affiliate thereof. The
                                      tenant's liability under the
                                      Amex/Retailco Lease will be limited
                                      to its interest in the leased
                                      premises. In the event that an
                                      entity that elects to be treated as
                                      a real estate investment trust for
                                      federal income tax purposes is
                                      admitted to Newco LP as a partner,
                                      Newco LP may assign to such Entity
                                      its rights and obligations under the
                                      Amex/Retailco Lease.

Mutual Releases:                      Subject to the other provisions of
                                      this Amex Settlement, from and
                                      after the Effective Date, (i) Amex
                                      and any Entity related to Amex, and
                                      each of their Affiliates, agents,
                                      officers, directors, employees,
                                      representatives, attorneys,
                                      accountants, financial advisors,
                                      investment bankers, appraisers,
                                      advisors and engineers (each in
                                      their capacity as such) shall be
                                      released from all claims of the O&Y
                                      Affiliates and the Debtors and (ii)
                                      the O&Y Affiliates and the Debtors
                                      and each of their Affiliates,
                                      agents, officers, directors,
                                      employees, representatives,
                                      attorneys, accountants, financial
                                      advisors, investment bankers,
                                      appraisers, advisors and engineers
                                      (each in their capacity as such)
                                      shall be released from all claims of
                                      Amex, any Entity related to Amex and
                                      each of their Affiliates.

4.9.      Bank of Nova Scotia Settlement.

          On the Effective Date, in full satisfaction of the Bank of Nova Scotia Claims, Bank of Nova Scotia will be delivered an instrument entitling it to participate in any monetary recoveries from the sale of the MCJV Lands, which instrument shall be secured by a pledge of the MCJV Pledged Notes, on the following basis:

Management:                           Newco LP will be solely responsible
                                      for:

                                      (i)      managing the MCJV Lands,

                                      (ii)     making all decisions with
                                               respect to the conduct of
                                               litigation (including
                                               settlement thereof)

                                               affecting the interest of

                                               Newco LP in the MCJV Lands

                                               (including any litigation

                                               with respect to the MCJV

                                               Notes), and

                                      (iii)    making all decisions with
                                               respect to all matters
                                               pertaining to the
                                               maintenance, management,
                                               marketing and sale of the
                                               MCJV Lands.

Budgets: Newco LP will provide Bank of Nova Scotia with annual budgets with respect to the MCJV Lands and the interest of Newco LP therein, including anticipated litigation costs. Budgets, and any amendments thereto, will be subject to the review and approval of Bank of Nova Scotia. Newco LP shall not make any payments to enhance the value of the MCJV Lands not in compliance with the approved budget without the consent of Bank of Nova Scotia. Newco LP shall be entitled to make any payment and incur any cost that it reasonably determines to be necessary to preserve the value of the MCJV Lands or to protect the interest of Newco LP therein. Other than with respect to the consent rights described in this paragraph, Newco LP shall consult with Bank of Nova Scotia prior to making any payment not in compliance with the approved Budget. Newco LP will advise Bank of Nova Scotia of any material developments relating to the maintenance, management, marketing and sale of the MCJV Lands.

Funding Commitment:                    Subject to the preceding paragraph,
                                       Newco LP will pay up to $4,500,000
                                       of the costs incurred with respect
                                       to the preservation, maintenance,
                                       management, marketing and sale of
                                       the MCJV Lands (including all
                                       unpaid real estate taxes relating
                                       to the MCJV Lands), the enhancement
                                       of the value of the MCJV Lands, and
                                       the conduct of any litigation
                                       affecting the interest of Newco LP
                                       in the MCJV Lands (the "Costs").
                                       "Costs," as defined, shall not
                                       include any Costs pertaining to the
                                       construction of a building on the
                                       MCJV Lands.  All Costs shall be
                                       paid in a timely manner, provided
                                       that real estate taxes may be
                                       deferred until such time as the
                                       MCJV Lands may be subjected to a
                                       tax sale.  Subject to the preceding
                                       paragraph, in addition to the
                                       commitment to fund up to $4,500,000
                                       of Costs, Newco LP shall be
                                       entitled, in its sole discretion
                                       (but not obligated), to fund any
                                       other Costs in excess of $4,500,000
                                       All Costs paid by Newco LP with
                                       respect to this section (whether
                                       under the $4,500,000 commitment or
                                       the discretionary authority of Newco
                                       LP) shall be entitled to a priority
                                       recovery (the "Cost Recovery
                                       Priority") from any sales proceeds
                                       of the MCJV Lands (and/or Newco LP's
                                       interest therein) as specified
                                       below. Solely to the extent Newco LP
                                       shall fail to pay any Costs required
                                       to preserve the value of the MCJV
                                       Lands when due and payable, the Bank
                                       of Nova Scotia shall have the right
                                       to pay such Costs and shall be
                                       entitled to reimbursement thereof
                                       together with interest as specified
                                       below as a Cost Recovery Priority.
                                       All income generated by the MCJV
                                       Lands and distributed to Newco LP
                                       and any Affiliates shall be first
                                       applied to the payment of Costs.

Allocation of Sale
Proceeds:                              Upon a sale or sales of all or a
                                       portion of the MCJV Lands, the
                                       proceeds thereof shall be allocated
                                       and paid (subject to any applicable
                                       withholding tax requirements) as
                                       follows:

                                       The first $15,000,000 in gross sales
                                       proceeds from the sale of all or a
                                       portion of the MCJV Lands will be
                                       used first to (a) pay any then
                                       outstanding real estate taxes
                                       (unless assumed by the purchaser),
                                       (b) pay all outstanding costs of the
                                       sale or any prior sale that have not
                                       yet been reimbursed pursuant to this
                                       section, and (c) repay any
                                       outstanding Cost Recovery Priority,
                                       together with interest accrued
                                       thereon at 10% per annum,
                                       calculated and compounded annually
                                       (which repayment obligation shall be
                                       evidenced by the issuance and
                                       delivery from the entity at the time
                                       owning the MCJV Lands of a
                                       nonrecourse promissory note made
                                       payable to Newco LP). The balance of
                                       the first $15,000,000 in gross sales
                                       proceeds shall be distributed 50% to
                                       Newco LP and 50% to Bank of Nova
                                       Scotia. The gross sales proceeds in
                                       excess of $15,000,000 shall be
                                       distributed 75% to Newco LP and 25%
                                       to Bank of Nova Scotia.

Pledge Agreement:                      The instrument issued to Bank of
                                       Nova Scotia shall be secured by a
                                       pledge of Newco LP's interest in
                                       the MCJV Pledged Notes, which
                                       pledge shall either be the Baden
                                       Pledge, as modified, or a new
                                       pledge of the MCJV Pledged Notes.

4.10.     Dragon Settlement.

          On the Effective Date, in full satisfaction of any and all Claims of Dragon against the Debtors, the Debtors in Possession and the O&Y Affiliates (other than O&Y Concord 60 Broad Street Company), the Dragon Unsecured Claim shall be Allowed in the amount of $60,000,000 and shall be provided the treatment accorded to Allowed Co-Proponent Unsecured Claims set forth in section 7.11.2 hereof. Nothing in this section 4.10 or any other provision of this Plan shall prejudice or in any way release the Liens and Claims of Dragon against O&Y Concord 60 Broad Street Company. In consideration of the treatment provided to Dragon in this section 4.10, Dragon shall release and waive all other Claims that it has or may have against the Debtors, the Debtors in Possession and the O&Y Affiliates (other than O&Y Concord 60 Broad Street Company) with the effect that Dragon shall only have recourse to the assets of O&Y Concord 60 Broad Street Company.

4.11.     Oppenheimer Indirect Capital Contribution and
          Treatment of Oppenheimer Claim.

          On the Effective Date, (a) in order to assist Tower A Co. in its settlement with TIAA and subject to a resolution of the partnership issues relating to Tower A as set forth below, Oppenheimer shall contribute to the capital of Tower A Associates the sum of $6,000,000 which will ultimately be used by Tower A Co. to fund $6,000,000 of the Cash payments required to be made to TIAA in accordance with section 4.5 hereof and (b) in full satisfaction and settlement of all Claims that Oppenheimer has filed or could have filed against any of the Debtors, the Debtors in Possession and the O&Y Affiliates (other than Oppenheimer's Claim against Devco relating to commercial rent taxes and any claims arising in connection with Oppenheimer's lease of space at Tower A) and all Claims arising in connection with Oppenheimer's indirect Equity Interest in Tower A Co., Oppenheimer shall have an Allowed Unaffiliated Unsecured Claim against Devco arising out of the partnership agreement for Tower A Co. in an agreed amount equal to $60,000,000, which Claim shall receive the treatment described in section 7.11.1 hereof.

          Oppenheimer and the Debtors have agreed that the Tower A Co. Partnership Agreement shall be amended in the following manner.

          The Tower A Co. Partnership Agreement will be amended to include a provision that specially allocates a portion of the federal income tax deduction attributable to the TIAA settlement to TALP in an amount equal to the Oppenheimer contribution. Tower A Co. will report the TIAA settlement as a deductible payment for federal income tax purposes.

          The receivable due to Tower A Co. from BPHI, Devco, and Tower A Holding (the "Tower A Partner Receivable") will be amended to accrue interest at 10.5% per annum, compounded semi-annually. Such interest will be due and payable upon a repayment of the Tower A Partner Receivable. Tower A Co.'s tax reporting for interest accruals on the Tower A Partner Receivable will conform to the obligor's reporting of such interest accruals.

          All existing preferences in the Tower A Co. Partnership Agreement will be deleted.

          The Tower A Co. Partnership Agreement will be amended to explicitly acknowledge that the Restructuring Transactions involving Tower A Co. will not increase the amount of gain allocable to TALP under section 704(c) of the IRC or increase TALP's share of "partnership minimum gain" (as such term is defined in Treasury Regulation ss. 1.704- 2(c)) as described in Treasury Regulation ss. 1.704-2(g)(1) and that the aggregate book value of the assets of Tower A Co. will be unchanged as a result of the Restructuring Transactions.

          Section 7.1(c) of the Tower A Co. Partnership Agreement will be amended to provide that if the 1987 assumptions of portions of the Sanwa indebtedness made by the partners of Tower A Co. result in an Adjusted Capital Deficit (as defined in the Tower A Co. Partnership Agreement) for TALP, unless otherwise required by explicit authority to the contrary, items of Tower A Co. income and gain shall first be specially allocated to all partners of Tower A Co. other than TALP until the Adjusted Capital Deficits of such other partners have been eliminated before any income or gain is allocated to TALP pursuant to such section 7.1(c).

          As of the closing of the Restructuring Transactions, all provisions of the Tower A Co. Partnership Agreement requiring one party to indemnify the other with respect to tax terminations will be deleted (including the Target Allocations, as defined in the Tower A Co. Partnership Agreement). All partners will waive any claims against the Debtors, the Debtors in Possession, the O&Y Affiliates, and BPHI with respect to tax terminations in connection with or prior to the Restructuring Transactions, provided that Oppenheimer receives an Allowed Unaffiliated Unsecured Claim in the amount of $60,000,000.

          Any other amendment to the Tower A Co. Partnership Agreement, or any tax reporting by Tower A Co. that is inconsistent with the tax reporting contemplated by this section 4.11 or otherwise adversely affects Oppenheimer, shall require the consent of Oppenheimer, which consent shall not be unreasonably withheld.

         SECTION 5.         PROVISIONS FOR PAYMENT OF
                            ADMINISTRATIVE EXPENSE CLAIMS,
                            PRIORITY TAX CLAIMS AND OTHER CLAIMS.

5.1.      Administrative Expense Claims.

          Except as provided in section 26.5.1 hereof, on the Effective Date, each holder of an Administrative Expense Claim shall be distributed on account of such Administrative Expense Claim an amount in Cash equal to the amount of such Administrative Expense Claim allowed by the Bankruptcy Court, except to the extent that any Entity entitled to payment of any Administrative Expense Claim agrees to a different treatment of such Administrative Expense Claim. Each holder of an Administrative Expense Claim against a Debtor or a substantively consolidated group of Debtors shall be paid by such Debtor or substantively consolidated group of Debtors, or the successor(s) in interest thereto, (a) upon the later of (i) the Effective Date and (ii) the date that is ten (10) Business Days after an order of the Bankruptcy Court with respect to any such Administrative Expense Claim becomes a Final Order or (b) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and any of the Debtors.

5.2.      Priority Tax Claims.

          Except as provided in section 26.5.1 hereof, on the Effective Date, with respect to each Debtor or substantively consolidated group of Debtors (other than Tower B Leaseco), each holder of an Allowed Priority Tax Claim shall be distributed on account of such Allowed Priority Tax Claim a Tax Note from such Debtor or substantively consolidated group of Debtors, or the successor(s) in interest thereto, that complies with the requirements of section 1129(a)(9)(C) of the Bankruptcy Code or such other, more favorable treatment, as the Debtors in their sole discretion shall elect. On the Effective Date, each holder of an Allowed Priority Tax Claim against Tower B Leaseco shall receive a payment in Cash equal to the amount of such Allowed Priority Tax Claim.

5.3.      Consolidated Devco Convenience Claims.

          Each holder of a Consolidated Devco Convenience Claim shall be paid in full the amount of such Consolidated Devco Convenience Claim, in Cash, on the Effective Date, subject to satisfaction of the Employee Withholding

Requirement for Consolidated Devco Convenience Claims that are Compensation Claims.


         SECTION 6.         CLASSIFICATION OF CLAIMS
                            AND EQUITY INTERESTS.

          Claims (except for Administrative Expense Claims, Priority Tax Claims and Consolidated Devco Convenience Claims) against and Equity Interests in the Debtors are classified as follows:

6.1.      Claims Against and Equity
          Interests in Consolidated Devco.

          6.1.1. Consolidated Devco Class 1 -- Priority Non-Tax Claims against the Consolidated Devco Entities.

          6.1.2. Consolidated Devco Class 2 -- Secured Club Loan Claims against Devco, Devco GP, Equityco, Equity GP and U.S. Finco.

          6.1.3. Consolidated Devco Class 3 -- Secured CIBC/OLP Claims against Devco, Devco GP and U.S. Finco.

          6.1.4. Consolidated Devco Class 4 -- Secured Sumitomo Bank/Tower D Pledge Loan Claims against Devco and Devco GP.

          6.1.5. Consolidated Devco Class 5 -- Secured Citibank Letter of Credit Claims against Equityco.

          6.1.6. Consolidated Devco Class 6 -- Secured Citibank Swap Claim against Devco.

          6.1.7. Consolidated Devco Class 7 -- Secured Sterling National Letter of Credit Claims against Devco GP.

          6.1.8. Consolidated Devco Class 8 -- Secured 245 Park Co. Partnership Claims against Equityco.

          6.1.9. Consolidated Devco Class 9 -- CIBC/Lost Note Indemnity Claims against O&Y Finco, Equityco and Equity GP.

          6.1.10. Consolidated Devco Class 10 -- Insured Claims against the Consolidated Devco Entities.

          6.1.11. Consolidated Devco Class 11 -- General Unsecured Claims against the Consolidated Devco Entities.

          6.1.12. Consolidated Devco Class 12 -- Equity Interests in the Consolidated Devco Entities.

6.2.      Claims Against and Equity Interests in Consolidated Realty Corp.

          6.2.1. Consolidated Realty Corp. Class 1 -- Priority Non-Tax Claims against Realty Corp, OYREUSA and Baden.

          6.2.2. Consolidated Realty Corp. Class 2 -- Secured Club Loan Claims against OYREUSA.

          6.2.3. Consolidated Realty Corp. Class 3 -- Toronto Dominion Judgment Claims against Baden.

          6.2.4. Consolidated Realty Corp. Class 4 -- Bank of Nova Scotia Claims against Baden.

          6.2.5. Consolidated Realty Corp. Class 5 -- Insured Claims against Realty Corp., OYREUSA and Baden.

          6.2.6. Consolidated Realty Corp. Class 6 -- General Unsecured Claims against Realty Corp, OYREUSA and Baden.

          6.2.7. Consolidated Realty Corp. Class 7 -- Equity Interests in Realty Corp., OYREUSA and Baden.

6.3.      Claims Against and Equity
          Interests in SF Holdings.

          6.3.1. SF Holdings Class 1 -- Priority Non-Tax Claims against SF Holdings.

          6.3.2. SF Holdings Class 2 -- General Unsecured Claims against SF Holdings.

          6.3.3. SF Holdings Class 3 -- Equity Interests in SF Holdings.

6.4.      Claims Against and Equity
          Interests in Devco Canada.

          6.4.1. Devco Canada Class 1 -- Priority Non-Tax Claims against Devco Canada.

          6.4.2. Devco Canada Class 2 -- Insured Claims against Devco
Canada.

          6.4.3. Devco Canada Class 3 -- General Unsecured Claims against Devco Canada.

          6.4.4. Devco Canada Class 4 -- Equity Interests in Devco Canada.

6.5.      Claims Against and Equity
          Interests in Equity Canada.

          6.5.1. Equity Canada Class 1 -- Priority Non-Tax Claims against Equity Canada.

          6.5.2. Equity Canada Class 2 -- Insured Claims against Equity
Canada.

          6.5.3. Equity Canada Class 3 -- General Unsecured Claims against Equity Canada.

          6.5.4. Equity Canada Class 4 -- Equity Interests in Equity
Canada.

6.6.      Claims Against and Equity
          Interests in Consolidated OLP.

          6.6.1. Consolidated OLP Class 1 -- Priority Non- Tax Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co.

          6.6.2. Consolidated OLP Class 2 -- Secured Sanwa/OLP Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co.

          6.6.3. Consolidated OLP Class 3 -- Secured U.S. Finco/OLP Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co.

          6.6.4. Consolidated OLP Class 4 -- Insured Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co.

          6.6.5. Consolidated OLP Class 5 -- General Unsecured Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co.

          6.6.6. Consolidated OLP Class 6 -- Equity Interests in Liberty Plaza Co., OLP Co. and Trinity Place Co.

6.7.      Claims Against and Equity
          Interests in Tower A Co.

          6.7.1. Tower A Co. Class 1 -- Priority Non-Tax Claims against Tower A Co.

          6.7.2. Tower A Co. Class 2 -- Secured Sanwa/Tower A Claims against Tower A Co.

          6.7.3. Tower A Co. Class 3 -- TIAA Judgment Claims against Tower
A Co.

          6.7.4. Tower A Co. Class 4 -- Insured Claims against Tower A Co.

          6.7.5. Tower A Co. Class 5 -- General Unsecured Claims against Tower A Co.

          6.7.6. Tower A Co. Class 6 -- Equity Interests in Tower A Co.

6.8.      Claims Against and Equity
          Interests in Tower Corp.

          6.8.1. Tower Corp. Class 1 -- Priority Non-Tax Claims against Tower Corp.

          6.8.2. Tower Corp. Class 2 -- Secured Club Loan Claims against Tower Corp.

          6.8.3. Tower Corp. Class 3 -- Insured Claims against Tower Corp.

          6.8.4. Tower Corp. Class 4 -- General Unsecured Claims against Tower Corp.

          6.8.5. Tower Corp. Class 5 -- Equity Interests in Tower Corp.

6.9.      Claims Against and
          Equity Interests in Consolidated 245.

                  6.9.1. Consolidated 245 Class 1 -- Priority Non-Tax Claims against 245 Park Co., 245 Holding LP and 245 Corp.

          6.9.2. Consolidated 245 Class 2 -- Secured Club Loan Claims against 245 Holding LP and 245 Corp.

          6.9.3. Consolidated 245 Class 3 -- Secured Aetna Mortgage Loan Claims against 245 Park Co.

          6.9.4. Consolidated 245 Class 4 -- Secured DKB Mortgage Loan Claims against 245 Park Co.

          6.9.5. Consolidated 245 Class 5 - Club Loan/245 Park Deficiency Claims against 245 Holding LP and 245 Park Co.

          6.9.6. Consolidated 245 Class 6 -- Insured Claims against 245 Park Co., 245 Holding LP and 245 Corp.

          6.9.7. Consolidated 245 Class 7 -- General Unsecured Claims against 245 Park Co., 245 Holding LP and 245 Corp.

          6.9.8. Consolidated 245 Class 8 -- Equity Interests in 245 Park Co., 245 Holding LP and 245 Corp.

6.10.     Claims Against and Equity
          Interests in Tower B Leaseco.

          6.10.1. Tower B Leaseco Class 1 -- Priority Non- Tax Claims against Tower B Leaseco.

          6.10.2. Tower B Leaseco Class 2 -- Merrill Lynch/Tower B Leaseco Secured Claim.

          6.10.3. Tower B Leaseco Class 3 -- Insured Claims against Tower B Leaseco.

          6.10.4. Tower B Leaseco Class 4 -- General Unsecured Claims against Tower B Leaseco.

          6.10.5. Tower B Leaseco Class 5 -- Equity Interests in Tower B
Leaseco.

         SECTION 7.         PROVISIONS FOR TREATMENT OF
                            CLAIMS AGAINST AND EQUITY
                            INTERESTS IN CONSOLIDATED DEVCO.

7.1.      Priority Non-Tax Claims Against Consolidated Devco
          Entities (Consolidated Devco Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against the Consolidated Devco Entities, each holder of an Allowed Priority Non-Tax Claim against the Consolidated Devco Entities shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim.

7.2.      Secured Club Loan Claims Against
          Devco, Devco GP, Equityco, Equity GP,
          and U.S. Finco (Consolidated Devco Class 2).

          On the Effective Date and in accordance with the Restructuring Transactions, the New Club Loan Disbursing Agent shall be distributed, on account of the Allowed Secured Club Loan Claims against Devco, Devco GP, Equityco, Equity GP and U.S. Finco, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by Devco, Devco GP, Equityco, Equity GP and U.S. Finco. In accordance with this section 7.2 and sections 8.2, 14.2 and 15.2 hereof and without duplication, the New Club Loan Disbursing Agent shall be distributed, in the aggregate and in full satisfaction of the Allowed Club Loan Claims, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by any Debtor under this Plan.

7.3. Secured CIBC/OLP Claims Against Devco, Devco GP and U.S. Finco (Consolidated Devco Class 3).

          On the Effective Date, the CIBC/OLP Claims shall be an Allowed Claim in the amount of $75,658,000 plus interest accruing from and after June 30, 1996 through the Effective Date and any unpaid attorneys' fees and expenses incurred through the Effective Date that are payable under the agreements evidencing the CIBC/OLP Claims. On the Effective Date, in full satisfaction of the Allowed CIBC/OLP Claims, CIBC or its designee, in accordance with the Restructuring Transactions, shall be distributed Class A

Interests having a value equal to the lesser of (a) the amount of the Allowed CIBC/OLP Claims on the Effective Date and (b) the value, as of the Confirmation Date, of the Collateral securing the Allowed CIBC/OLP Claims. CIBC, as holder of the Allowed CIBC/OLP Claims, shall not be entitled to any additional distribution by reason of any Allowed CIBC/OLP Claims filed against other Debtors for the same loss or damage.

7.4.      Secured Sumitomo Bank/Tower D Pledge
          Loan Claims Against Devco and Devco GP
          (Consolidated Devco Class 4).

          On the Effective Date, in full satisfaction of the Allowed Sumitomo Bank/Tower D Pledge Loan Claims, Sumitomo Bank shall be distributed a payment in Cash of $74,750,000 plus any unpaid interest at the rate of LIBOR plus 100 basis points accrued on the Sumitomo Bank/Tower D Pledge Loan together with any costs and expenses payable under the Sumitomo Bank/Tower D Pledge Loan through the Effective Date. On the Effective Date, the Sumitomo Bank/Tower D Pledge Loan and any Claims otherwise arising under or related to the Sumitomo Bank/Tower D Pledge Loan or any of the guarantees, mortgages or security interests issued in connection therewith shall be released and cancelled in consideration of the treatment provided in this section 7.4.

7.5.      Secured Citibank Letter of Credit Claims
          Against the Consolidated Devco Entities
          (Consolidated Devco Class 5).

          On the Effective Date, in full satisfaction of the Allowed Citibank Letter of Credit Claims against Equityco, Citibank shall be distributed the Collateral that secures the reimbursement obligation under the Citibank Letter of Credit.

7.6.      Secured Citibank Swap Claims
          Against Devco (Consolidated Devco Class 6).

          On the Effective Date, in full satisfaction of the Secured Citibank Swap Claim, Citibank shall be distributed the Collateral (a certain Cash account which held $443,507.31 as of March 31, 1996) that secures the Citibank Swap Claim to the extent such Claim is an Allowed Secured Claim. The Deficiency Claim on the Allowed Citibank Swap Claim shall receive the treatment accorded to Co-Proponent Unsecured Claims set forth in section 7.11.2 hereof.

7.7.      Secured Sterling National Letter of Credit Claims
          Against Devco GP (Consolidated Devco Class 7).

          On the Effective Date, in full satisfaction of the Allowed Sterling National Letter of Credit Claims against Devco GP, Sterling National shall be distributed the Sterling National Amended and Restated Reimbursement Agreement, pursuant to which Newco LP will be substituted for Devco GP as the obligor on such reimbursement agreement. The Sterling National Amended and Restated Reimbursement Agreement will be secured by the Collateral that secures the reimbursement obligation under the Sterling National Letter of Credit.

7.8.      Secured 245 Park Co. Partnership Claims
          Against Devco (Consolidated Devco Class 8).

          On the Effective Date, in full satisfaction of the Allowed 245 Park Co. Partnership Claims against Devco, the holders of Allowed 245 Park Co. Partnership Claims against Devco shall receive the distributions provided to the holders of Allowed Equity Interests in 245 Park Co. in section 15.8 hereof.

7.9.      CIBC/Lost Note Indemnity Claims
          Against O&Y Finco, Equityco and Equity GP
          (Consolidated Devco Class 9).

          On the Effective Date, in full satisfaction of the Allowed CIBC/Lost Note Indemnity Claims against O&Y Finco, Equityco and Equity GP, CIBC shall be distributed the CIBC Amended and Restated Lost Note Indemnity Agreement, pursuant to which Newco LP will be substituted for O&Y Finco, Equityco and Equity GP as the obligor on such indemnity agreement.

7.10.             Insured Claims Against
                  Consolidated Devco Entities
                  (Consolidated Devco Class 10).

          On the Effective Date, each holder of an Insured Claim against any of the Consolidated Devco Entities shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, any of the Consolidated Devco Entities.

7.11.             General Unsecured Claims Against
                  Consolidated Devco Entities
                  (Consolidated Devco Class 11).

          Consolidated Devco Class 11 consists of all General Unsecured Claims against any of the Consolidated Devco Entities, including all Unaffiliated Unsecured Claims against any of the Consolidated Devco Entities and all Co-Proponent Unsecured Claims. Consolidated Devco Class 11 constitutes one class for voting purposes.

                  7.11.1.           Unaffiliated Unsecured Claims.

          The provisions of this section 7.11.1 shall be amended as set forth in Exhibit B hereto.

          On the Effective Date and in accordance with the Restructuring Transactions, each holder of an Allowed Unaffiliated Unsecured Claim against the Consolidated Devco Entities shall be distributed consideration having a value equal to 8% of the amount of such Allowed Unaffiliated Unsecured Claim. Such consideration shall be comprised of (a) Class A Interests having a value on the Confirmation Date equal to 2.29% of such holder's Allowed Unaffiliated Unsecured Claim, and (b) a Convertible Note Interest having a value equal to 5.71% of such Allowed Unaffiliated Unsecured Claim.

          The Convertible Note shall include the following terms and conditions:

Borrower:                           Newco LP.

Lender: The Convertible Note Indenture Trustee on behalf of the holders of the Convertible
                                    Note Interests.

Face Amount:                        5.71% of the aggregate amount
                                    of Allowed Unaffiliated
                                    Unsecured Claims and Disputed
                                    Unaffiliated Unsecured Claims
                                    in their Maximum Allowable
                                    Amounts.

Maturity:                           7-1/2 years from the Effective
                                    Date.

Interest Rate:                         8% per annum until the second
                                       anniversary of the Effective
                                       Date; 9% per annum thereafter
                                       until maturity or prepayment.
                                       Interest to be paid quarterly
                                       in arrears.  Interest shall
                                       accrue from the earlier of the
                                       Effective Date and December 1,
                                       1996.

Scheduled
Amortization:                          None.

Security:                              None.

Recourse:                              The Convertible Note will be
                                       fully recourse to Newco LP.

Indenture:                             The terms of the Convertible
                                       Note will be set forth in a
                                       note indenture dated the
                                       Effective Date between Newco
                                       LP and the Convertible Note
                                       Indenture Trustee, such terms
                                       to include the terms set forth
                                       in this section 7.11.1, and
                                       otherwise to be in a form that
                                       is reasonably satisfactory to
                                       the Debtors, the Co-
                                       Proponents, TIAA and the
                                       Creditors' Committee.

Pre-Payment:                           At any time and from time to
                                       time on or prior to the second
                                       anniversary of the Effective
                                       Date, the Convertible Note
                                       will be pre-payable in whole
                                       or in part, at Newco LP's
                                       option, without penalty.  The
                                       Convertible Note Indenture
                                       Trustee will be provided at
                                       least thirty (30) days'
                                       advance notice of any proposed
                                       pre-payment (which notice
                                       shall be sent by the
                                       Convertible Note Indenture
                                       Trustee to each holder of a
                                       Convertible Note Interest) to
                                       provide such holder with time
                                       to elect to exercise its
                                       right to convert such
                                       interest into a Class A
                                       Interest (the "Conversion
                                       Right") prior to the
                                       pre-payment date. From and
                                       after the second
                                       anniversary of the
                                       Effective Date, the
                                       Convertible Note may only
                                       be pre-paid with the
                                       consent (or deemed consent)
                                       of the holders of
                                       Convertible Note Interests
                                       (such consent to be given
                                       on a holder-by- holder
                                       basis as to such holder's
                                       Convertible Note
                                       Interests). The mechanics
                                       and timing of the
                                       aforementioned pre-payments
                                       will be set forth in the
                                       indenture for the
                                       Convertible Note.

                                       The net proceeds of any
                                       Post- Effective Date
                                       Capital Infusion shall be
                                       transferred (as a
                                       contribution or in the form
                                       of either debt or equity
                                       subordinated to the
                                       Convertible Note), directly
                                       or indirectly, to Newco LP.
                                       Newco LP shall apply any
                                       Post- Effective Date
                                       Capital Infusion (received
                                       by contribution or
                                       otherwise) to pre-payment
                                       of the Convertible Note (to
                                       the extent consented to or
                                       deemed consented to by such
                                       holders with respect to any
                                       such infusion occurring
                                       from and after the second
                                       anniversary of the
                                       Effective Date). The
                                       Convertible Note Indenture
                                       Trustee will be provided at
                                       least thirty (30) days'
                                       advance notice of the
                                       proposed pre-payment (which
                                       notice shall be sent by the
                                       Convertible Note Indenture
                                       Trustee to each holder of a
                                       Convertible Note Interest)
                                       to
                                       provide each holder with time
                                       to elect to exercise its
                                       Conversion Right.

                                       The pre-payment provisions
                                       of the preceding paragraph
                                       shall not apply with
                                       respect to contributions of
                                       capital (whether in the
                                       form of debt or equity) on
                                       an emergency basis, the
                                       nature of such emergency
                                       events to be agreed upon
                                       and set forth in the
                                       indenture for the
                                       Convertible Note.

Conversion Right:                      The Conversion Right will be
                                       exercisable at any time and
                                       from time to time only upon
                                       the written notice (the
                                       "Conversion Notice") from a
                                       holder of Convertible Note
                                       Interests.  The Conversion
                                       Notice will be required to be
                                       delivered by such holder
                                       (each, an "Exercising Holder")
                                       to the Convertible Note
                                       Indenture Trustee who,
                                       promptly upon receipt of such
                                       notice, will be required to
                                       notify Newco LP thereof. The
                                       timing and other mechanics of
                                       the exercise of the Conversion
                                       Right will be set forth in the
                                       indenture for the Convertible
                                       Note and will be designed,
                                       among other things, to allow
                                       for the exercise of such right
                                       in connection with any
                                       voluntary prepayment, or
                                       mandatory prepayment with the
                                       proceeds of certain Post-
                                       Effective Date Capital
                                       Infusions as provided above,
                                       in each case prior to the
                                       second anniversary of the
                                       Effective Date.  Each
                                       Exercising Holder will be
                                       entitled to receive upon
                                       conversion of its
                                       Convertible Note Interests
                                       that percentage of Class A
                                       Interests that is
                                       determined by dividing the
                                       principal amount plus
                                       accrued interest
                                       outstanding with respect to
                                       the Convertible Note
                                       Interests tendered for
                                       conversion by a conversion
                                       price to be determined on
                                       the Effective Date based on
                                       the reorganization price
                                       per Class A Interest issued
                                       on the Effective Date,
                                       adjusted in accordance with
                                       the anti-dilution
                                       protections set forth below
                                       under "Anti-Dilution
                                       Protections." If Newco LP
                                       reasonably determines that
                                       applicable law would
                                       require Newco LP to
                                       withhold any taxes
                                       otherwise payable by the
                                       relevant Exercising Holder
                                       in respect of the
                                       conversion of a Convertible
                                       Note Interest, each
                                       Exercising Holder shall be
                                       required to fund such tax
                                       withholding as a condition
                                       to the exercise of its
                                       Conversion Right.

Anti-Dilution
Protection:                            If a subsequent issuance of
                                       equity or securities
                                       exchangeable for or
                                       convertible into equity of
                                       Newco LP occurs, then the
                                       conversion price shall be
                                       adjusted to the extent
                                       appropriate pursuant to a
                                       standard formula to be agreed
                                       upon in accordance with
                                       customary anti-dilution
                                       provisions.  In addition, if
                                       the Newco LP Equity Interests
                                       are changed into or exchanged
                                       for a different number or kind
                                       of securities of or interests
                                       in Newco LP or of another

                                       Entity or for Cash and/or
                                       other property or any
                                       combination thereof by
                                       reason of a merger,
                                       consolidation,
                                       recapitalization,
                                       reclassification,
                                       combination of interests,
                                       exchange of interests or
                                       otherwise, the interests
                                       subject to the Conversion
                                       Right shall be
                                       appropriately and equitably
                                       adjusted in number and kind
                                       (to the extent then
                                       unexercised) such that the
                                       right to purchase such
                                       interests shall thereafter
                                       be exercisable for such
                                       other securities, Cash
                                       and/or other property as
                                       would have been received
                                       for the interests subject
                                       to the Conversion Right had
                                       the right to purchase such
                                       interests been exercised in
                                       full immediately prior to
                                       such transaction. Any such
                                       adjustment will be made
                                       successively each time a
                                       transaction described in
                                       the immediately preceding
                                       sentence is consummated.

Covenants:                             Until such time as Newco LP
                                       shall have delivered a pre-
                                       payment notice providing for
                                       payment in full of all
                                       outstanding amounts under the
                                       Convertible Note (regardless
                                       of whether the holders of
                                       Convertible Note Interests
                                       shall have elected to accept
                                       such pre-payment), and funded
                                       (or set aside sufficient
                                       amounts to fund) the payments
                                       required to be made to holders
                                       that elect to accept such pre-
                                       payment (a "Full Payment
                                       Triggering Event"), no
                                       restricted payments, such as
                                       redemptions of Equity

                                       Interests in Newco LP
                                       (other than conversions or
                                       exchanges of Class B
                                       Interests into or for Class
                                       A Interests) or
                                       distributions of any kind
                                       in respect of equity or
                                       subordinated debt (by
                                       contract or structure)
                                       shall be made by Newco LP,
                                       except in respect of (a)
                                       Tax Advances or Withholding
                                       Advances or (b)
                                       distributions of Equity
                                       Interests in connection
                                       with an executive
                                       compensation plan adopted
                                       post-Effective Date by the
                                       Board of Directors of
                                       Managing GP.

                                       No Affiliate transactions
                                       other than on arm's length
                                       terms will be permitted;
                                       provided, however, that
                                       banking and investment
                                       banking transactions that
                                       are concluded as part of a
                                       public offering,
                                       securitization, syndication
                                       or similar distribution in
                                       which non-affiliated
                                       financial intermediaries
                                       participate shall be
                                       presumed to be on arm's
                                       length terms but only to
                                       the extent that the
                                       relevant Affiliates
                                       participate on the same
                                       basis and capacity as the
                                       non-affiliated financial
                                       intermediaries. Any dispute
                                       as to whether any such
                                       Affiliate transaction is
                                       arm's length shall be
                                       resolved by binding
                                       arbitration pursuant to
                                       procedures to be described
                                       in the indenture for the
                                       Convertible Note.

                                       The Convertible Note
                                       Indenture Trustee shall be
                                       provided financial
                                       information relating to
                                       Newco LP and certain of its

                                       Affiliates to be identified
                                       and agreed upon by the
                                       Debtors, the Co-Proponents
                                       and the Creditors'
                                       Committee.

                                       The indenture for the
                                       Convertible Note will
                                       contain other standard
                                       covenants, representations
                                       and warranties to be agreed
                                       upon by the Debtors, the
                                       Co-Proponents and the
                                       Creditors' Committee.

Tag-Along Rights:                      The holders of Class A
                                       Interests shall be provided
                                       tag-along rights in accordance
                                       with section 18.13 hereof.

                  7.11.2.           Co-Proponent Unsecured Claims.

          On the Effective Date, each Co-Proponent agrees to subordinate the Allowed Co-Proponent Unsecured Claims held by such Co-Proponent to enable the holders of Allowed Unaffiliated Unsecured Claims to receive the distributions under section 7.11.1 hereof. After all distributions required by section 7.11.1 hereof have been made, the Residual Newco Equity shall be distributed to the Co-Proponents on account of the Co-Proponents' Capital Infusion and on account of the Allowed Co-Proponent Unsecured Claims. In addition, in partial consideration of the Co-Proponents' Capital Infusion and the Allowed Co-Proponent Unsecured Claims, the Newco LP Partnership Agreement shall designate Managing GP as the sole general partner of Newco LP in accordance with section 3 hereof.

7.12.             Equity Interests in Consolidated Devco
                  Entities (Consolidated Devco Class 12).

                  Each holder of an Equity Interest in each of the Consolidated Devco Entities will be released in accordance with section 24 of this Plan.

         SECTION 8. PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND EQUITY INTERESTS IN CONSOLIDATED REALTY CORP.

8.1.              Priority Non-Tax Claims Against
                  Realty Corp., Baden and OYREUSA
                  (Consolidated Realty Corp. Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Realty Corp., each holder of an Allowed Priority Non-Tax Claim against Realty Corp., Baden or OYREUSA shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of its Allowed Priority Non-Tax Claim.

8.2.              Secured Club Loan Claims Against
                  OYREUSA (Consolidated Realty Corp. Class 2).

          On the Effective Date and in accordance with the Restructuring Transactions, the New Club Loan Disbursing Agent shall be distributed, on account of the Allowed Secured Club Loan Claims against OYREUSA, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by OYREUSA, after taking into account the treatment of the OpCo Notes set forth in the Restructuring Transactions. In accordance with this section 8.2 and sections 7.2, 14.2 and 15.2 hereof and without duplication, the New Club Loan Disbursing Agent shall be distributed, in the aggregate and in full satisfaction of the Allowed Club Loan Claims, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by any Debtor under this Plan.

8.3.              Toronto Dominion Judgment Claims Against
                  Baden (Consolidated Realty Corp. Class 3).

          On the Effective Date, and in full satisfaction of the Toronto Dominion Judgment Claims, Toronto Dominion shall receive the consideration provided in the Toronto Dominion Settlement described in section 4.6 hereof.

8.4.              Bank of Nova Scotia Claims Against Baden
                  (Consolidated Realty Corp. Class 4).

          On the Effective Date, in full satisfaction of the Bank of Nova Scotia Claims, Bank of Nova Scotia shall receive the consideration provided in the Bank of Nova Scotia Settlement described in section 4.9 hereof.

8.5.              Insured Claims Against
                  Realty Corp., OYREUSA and Baden
                  (Consolidated Realty Corp. Class 5).

          On the Effective Date, each holder of an Insured Claim against any of Realty Corp., OYREUSA and/or Baden shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, any of Realty Corp., OYREUSA and/or Baden.

8.6.              General Unsecured Claims Against
                  Realty Corp., OYREUSA and Baden
                  (Consolidated Realty Corp. Class 6).

          On the Effective Date, each holder of an Allowed General Unsecured Claim against any of Realty Corp., OYREUSA and Baden shall be distributed, based upon an election to be made by each such holder on such holder's Ballot, distributions under either of the following options:

          (a) In accordance with the Restructuring Transactions, each holder of an Allowed General Unsecured Claim, including any Co-Proponent, against any of Realty Corp., OYREUSA and/or Baden that so elects shall be distributed such holder's Ratable Proportion of (x) Class A Interests having a value as of the Confirmation Date equal to the value of the Undisputed Realty Corp. Assets and (y) 100% of the outstanding Class B Interests; provided, however, that the aggregate percentage of Class B Interests that is to be distributed to one or more of the Co- Proponents under this section 8.6(a) shall be reduced by the percentage, if any, required to be distributed to JMB in accordance with section 15.8.1 hereof.

                                       or

          (b) Each holder of an Allowed General Unsecured Claim against any of Realty Corp., OYREUSA and Baden that qualifies as, and elects to be treated as, a Realty Corp.

Cash-Out Claim shall be distributed a payment in Cash equal to such holder's Realty Corp. Cash-Out Claim; provided, however, that in the event it is determined, based on the Ballots received by Realty Corp., OYREUSA and Baden, that the aggregate amount of Cash to be distributed on account of the Realty Corp. Cash-Out Claims pursuant to this section 8.6(b) exceeds $500,000 (except to the extent such amount is increased by the Debtors and the Co-Proponents in their sole discretion), then the election offered in this section 8.6(b) shall be eliminated and each holder of a Realty Corp. Cash-Out Claim shall receive the treatment provided in subsection (a) of this section 8.6 without regard to any election to be treated as a Realty Corp. Cash-Out Claim.

8.7.              Equity Interests in Realty
                  Corp. (Consolidated Realty Corp. Class 7).

                  OYDL will retain its Equity Interest in Realty Corp.


         SECTION 9.                 PROVISIONS FOR TREATMENT OF
                                    CLAIMS AGAINST AND EQUITY
                                    INTERESTS IN SF HOLDINGS.

9.1.              Priority Non-Tax Claims Against
                  SF Holdings (SF Holdings Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against SF Holdings, each holder of an Allowed Priority Non-Tax Claim against SF Holdings shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim.

9.2.              General Unsecured Claims Against
                  SF Holdings (SF Holdings Class 2).

          On the Effective Date, after giving effect to the distributions required by section 9.1 hereof and the payment of Administrative Expense Claims against SF Holdings, in full satisfaction of the Allowed General Unsecured Claims against SF Holdings, each holder of an Allowed General Unsecured Claim against SF Holdings shall be distributed the lesser of (a) a payment in Cash equal to the amount of such holder's Allowed General Unsecured Claim against SF Holdings, if the Available Cash of SF Holdings at the time is sufficient to fund such payment of all Allowed General Unsecured Claims against SF Holdings, and (b) a payment in

Cash equal to such holder's Ratable Proportion of the Available Cash of SF Holdings on the Effective Date. From and after the Effective Date, in the event the holders of Allowed General Unsecured Claims against SF Holdings are provided the distribution provided in clause (b) of the immediately preceding sentence, if any non-Cash assets of SF Holdings are converted to Cash, each holder of an Allowed General Unsecured Claim against SF Holdings shall receive a semi-annualdistribution equal to such holder's Ratable Proportion of the Cash realized from such conversion of the non-Cash assets in the immediately preceding six-month period plus any additional Cash payment required by section 20.5 hereof.

9.3.              Equity Interest in SF
                  Holdings (SF Holdings Class 3).

          On the Effective Date, Realty Corp. will transfer all of its right, title and interest in 100% of the outstanding stock of SF Holdings to Newco LP.

         SECTION 10.                PROVISIONS FOR TREATMENT OF
                                    CLAIMS AGAINST AND EQUITY
                                    INTERESTS IN DEVCO CANADA.

10.1.             Priority Non-Tax Claims Against
                  Devco Canada (Devco Canada Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Devco Canada, each holder of an Allowed Priority Non-Tax Claim against DevcoCanada shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim.

10.2.             Insured Claims Against
                  Devco Canada (Devco Canada Class 2).

          On the Effective Date, each holder of an Insured Claim against Devco Canada shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, Devco Canada.

10.3.             General Unsecured Claims Against
                  Devco Canada (Devco Canada Class 3).

          On the Effective Date, after giving effect to the distributions required by section 10.1 hereof and the payment of Administrative Expense Claims against Devco Canada, in full satisfaction of the Allowed General Unsecured Claims against Devco Canada, each holder of an Allowed General Unsecured Claim against Devco Canada shall be distributed the lesser of (a) a payment in Cash equal to the amount of such holder's Allowed General Unsecured Claim against Devco Canada, if the Available Cash of Devco Canada at the time is sufficient to fund such payment of all Allowed General Unsecured Claims against Devco Canada, and (b) a payment in Cash equal to such holder's Ratable Proportion of the Available Cash of Devco Canada on the Effective Date. From and after the Effective Date, in the event the holders of Allowed General Unsecured Claims against Devco Canada are provided the distribution provided in clause (b) of the immediately preceding sentence, if any non-Cash assets of Devco Canada are converted to Cash, each holder of an Allowed General Unsecured Claim against Devco Canada shall receive a semi-annual distribution equal to such holder's Ratable Proportion of the Cash realized from such conversion of the non-Cash assets in the immediately preceding six-month period plus any additional Cash payment required by section 20.5 hereof.

10.4.             Equity Interest in Devco
                  Canada (Devco Canada Class 4).

          OYDL shall retain its Equity Interest in Devco Canada unless it seeks to dissolve Devco Canada in accordance with the Restructuring Transactions.


         SECTION 11. PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND EQUITY INTERESTS IN EQUITY CANADA.

11.1.             Priority Non-Tax Claims Against
                  Equity Canada (Equity Canada Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Equity Canada, each holder of an Allowed Priority Non-Tax Claim against Equity Canada shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim.

11.2.             Insured Claims Against
                  Equity Canada (Equity Canada Class 2).

                  On the Effective Date, each holder of an Insured Claim against Equity Canada shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, Equity Canada.

11.3.             General Unsecured Claims Against
                  Equity Canada (Equity Canada Class 3).

          On the Effective Date, after giving effect to the distributions required by section 11.1 hereof and the payment of Administrative Expense Claims against Equity Canada, in full satisfaction of the Allowed General Unsecured Claims against Equity Canada, each holder of an Allowed General Unsecured Claim against Equity Canada shall be distributed the lesser of
(a) a payment in Cash equal to the amount of such holder's Allowed General Unsecured Claim against Equity Canada, if the Available Cash of Equity Canada at the time is sufficient to fund such payment of all Allowed General Unsecured Claims against Equity Canada, and (b) a payment in Cash equal to such holder's Ratable Proportion of the Available Cash of Equity Canada on the Effective Date. From and after the Effective Date, in the event the holders of Allowed General Unsecured Claims against Equity Canada are provided the distribution provided in clause (b) of the immediately preceding sentence, if any non-Cash assets of Equity Canada are converted to Cash, each holder of an Allowed General Unsecured Claim against Equity Canada shall receive a semi-annual distribution equal to such holder's Ratable Proportion of the Cash realized from such conversion of the non-Cash assets in the immediately preceding six-month period plus any additional Cash payment required by section 20.5 hereof.

11.4.             Equity Interest in Equity
                  Canada (Equity Canada Class 4).

          OYDL shall retain its Equity Interest in Equity Canada unless it seeks to dissolve Equity Canada in accordance with the Restructuring Transactions.

         SECTION 12. PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND EQUITY INTERESTS IN CONSOLIDATED OLP.

12.1.             Priority Non-Tax Claims Against Liberty
                  Plaza Co., OLP Co. and Trinity Place Co.
                  (Consolidated OLP Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co., each holder of an Allowed Priority Non-Tax Claim against any of Liberty Plaza Co., OLP Co. and/or Trinity Place Co. shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of its Allowed Priority Non-Tax Claim.

12.2.             Secured Sanwa/OLP Claims Against Liberty
                  Plaza Co., OLP Co. and Trinity Place Co.
                  (Consolidated OLP Class 2).

          On the Effective Date, in full satisfaction of the Allowed Sanwa/OLP Claims against Liberty Plaza Co., OLP Co. and Trinity Place Co., Sanwa shall be distributed the Sanwa/OLP Restructured Mortgage Loan, which will have the following terms and conditions:

Initial Loan Balance:                   $294,552,443, less the amount
                                        of the Initial Paydown.

Initial Paydown/
Distribution:                           The amount of Cash available
                                        after providing for (a) the
                                        funding of the Real Estate Tax
                                        and Insurance Reserve and the
                                        Cash reserve described below;
                                        (b) payment of chapter 11
                                        costs, Administrative Expense
                                        Claims, Allowed Priority Tax
                                        Claims, Allowed Priority Non-
                                        Tax Claims and Allowed General
                                        Unsecured Claims in accordance
                                        with the treatment accorded
                                        such Allowed Claims in this
                                        Plan, and (c) the
                                        Restructuring Fee described
                                        below, shall be used to fund
                                        the Initial Paydown to Sanwa
                                        and an Initial Distribution to
                                        the holders of the Equity

                                        Interests in OLP, in each
                                        case equal to one-half of
                                        such available amount.

Maturity:                               7 years from the Effective
                                        Date, but not later than
                                        December 31, 2003.

Restructuring Fee:                      1% of the initial loan
                                        balance, 50% payable when the
                                        Confirmation Order becomes a
                                        Final Order and 50% payable on
                                        the Effective Date, in each
                                        case payable from the
                                        Available Cash of OLP.

Interest Rate:                          LIBOR or Sanwa's cost of funds
                                        plus 175 basis points for 5
                                        years.  On the earlier of the
                                        fifth anniversary of the
                                        Effective Date and January 1,
                                        2002, Sanwa's spread shall be
                                        increased to 200 basis points
                                        until maturity.  Specific
                                        decisions about fixing the
                                        rate will be made by the
                                        owners of New Liberty Plaza
                                        LP, subject to Sanwa's
                                        approval, which approval shall
                                        not be unreasonably withheld.

Amortization/Payment Terms:             Interest shall be paid monthly
                                        in arrears.  All excess Cash
                                        available during each of the
                                        first five years of the
                                        Sanwa/OLP Restructured
                                        Mortgage Loan will be split
                                        50% to amortization and 50% to
                                        the owners of New Liberty
                                        Plaza LP or their designees
                                        (including, for this purpose,
                                        the asset management fee),
                                        subject to adjustment
                                        beginning in 1999, as provided
                                        below.  After the fifth
                                        anniversary of the Effective
                                        Date, all excess cash flow
                                        will be reserved until an
                                        amount is reached that, in

                                        Sanwa's reasonable
                                        judgment, will be
                                        sufficient to pay all
                                        leasing costs (including
                                        tenant improvements and
                                        leasing commissions, taking
                                        into account projected
                                        vacancy periods) for lease
                                        expirations and any
                                        reasonably anticipated
                                        other vacancies scheduled
                                        or anticipated to occur
                                        prior to December 31, 2005;
                                        thereafter the 50%/50%
                                        split of excess cash flow
                                        will resume with no minimum
                                        amortization, subject to
                                        adjustment as provided
                                        below.

                                        It is agreed that, not
                                        later than December 31,
                                        2001, total principal
                                        payments (including the
                                        Initial Paydown) shall
                                        total not less than total
                                        principal payments would
                                        have been after five years
                                        on a loan amortizing on a
                                        level payment schedule over
                                        20 years with a beginning
                                        balance of $294,552,000.
                                        Beginning on January 1,
                                        1999, the 50%/50% split
                                        between amortization and
                                        distributions will be
                                        subject to adjustment to
                                        increase amortization
                                        payments to Sanwa in order
                                        to generate total principal
                                        payments to Sanwa in
                                        accordance with this
                                        paragraph.

                                        It is also agreed that, not
                                        later than December 31,
                                        2003, total principal
                                        payments shall total not
                                        less than total principal
                                        payments would have been
                                        after seven years on a loan
                                        amortizing on a level
                                        payment schedule over 20
                                        years with a beginning
                                        balance of $294,552,000;
                                        provided, however, that
                                        amortization of
                                        principal in 2002 and 2003
                                        shall be subordinate to the
                                        establishment of reserves
                                        for leasing costs as
                                        provided above. In 2002 and
                                        2003, the 50%/50% split
                                        after establishment of
                                        reserves for leasing will
                                        be subject to adjustment to
                                        increase amortization
                                        payments to Sanwa in order
                                        to generate total principal
                                        payments to Sanwa in
                                        accordance with this
                                        paragraph.

Real Estate Tax and
Insurance Reserve:                      On the Effective Date, a Real
                                        Estate Tax and Insurance
                                        Reserve will be established to
                                        provide for a balance of
                                        $3,342,500 as of September 30,
                                        1996, increasing by $1,114,000
                                        per month through December 31,
                                        1996 and by the amount
                                        necessary to fund the timely
                                        payment of insurance premiums.
                                        After the Effective Date,
                                        monthly deposits equal to one-
                                        twelfth of the total annual
                                        payments for real estate
                                        taxes, water and sewer charges
                                        and insurance premiums will be
                                        made to the Real Estate Tax
                                        and Insurance Reserve so as to
                                        accumulate a sufficient
                                        balance to allow timely
                                        payment of all real estate
                                        taxes, water and sewer charges
                                        and insurance premiums when
                                        due.

Cash Flow Application:                  Cash flow will be applied in
                                        the following priority:

                                        (i)      operating expenses,
                                                 including property
                                                 management fees and
                                                 reserves for real estate
                                                 taxes (which reserves
                                                   will be

                                                   established on

                                                   the Effective

                                                   Date);

                                           (ii)    interest on the
                                                   Sanwa/OLP
                                                   Restructured

                                                   Mortgage Loan;

                                          (iii)    top up Cash

                                                   reserve to
                                                   the amount

                                                   required for
                                                   leasing costs and
                                                   asbestos removal

                                                   in accordance with

                                                   the Business Plan

                                                   described below;

                                           (iv)    capital expenditures and
                                                   leasing costs to the

                                                   extent not paid from

                                                   reserves;

                                                         and

                                           (v)     remaining Cash

                                                   will be split with

                                                   50% going to

                                                   amortization on

                                                   the Sanwa/OLP

                                                   Restructured
                                                   Mortgage Loan and

                                                   50% being

                                                   distributed to

                                                   the owners

                                                   of New Liberty
                                                   Plaza LP or their

                                                   designees.  The

                                                   50% distribution

                                                   to the owners of

                                                   New Liberty Plaza

                                                   LP or their
                                                   designees will

                                                   include asset

                                                   management fees,

                                                   subject to adjust-
                                                   ment as described

                                                   above to achieve

                                                   the required

                                                   minimum

                                                   amortization
                                                   after five years

                                                   and seven years.

Cash Reserves:                                  The initial deposit will be
                                                such amount as is necessary

                                                to achieve a balance of
                                                $7,200,000 not later than
                                                December 31, 1996, plus the
                                                sum of any unexpended

                                                amounts
                                        for (a) leasing costs
                                        (including payments to or
                                        for the benefit of tenants
                                        and leasing commissions)
                                        required with respect to
                                        existing leases and (b)
                                        capital costs (including
                                        asbestos removal) at an
                                        agreed upon level for 1996.
                                        Cash reserves will be
                                        available for leasing
                                        costs, asbestos removal and
                                        other approved uses.
                                        Deposits to and
                                        expenditures from the Cash
                                        reserves shall be in
                                        accordance with the
                                        Business Plan. Beginning on
                                        the Effective Date, Cash
                                        reserves will be increased
                                        to and maintained at the
                                        level necessary to pay all
                                        leasing costs (as
                                        reasonably estimated by
                                        Sanwa) for existing
                                        scheduled and anticipated
                                        vacancies within the
                                        succeeding 24 months, which
                                        shall be carried out in
                                        accordance with the
                                        Business Plan; provided,
                                        however, that in 1997 not
                                        less than $12,500,000 shall
                                        be deposited in the Cash
                                        reserves or expended from
                                        1997 revenues for leasing
                                        costs and other capital
                                        expenditures. As described
                                        above in
                                        Amortization/Payment Terms,
                                        all excess cash flow in the
                                        last two years of the loan
                                        will be reserved until a
                                        reserve amount is
                                        established to cover
                                        upcoming vacancies
                                        scheduled or anticipated
                                        through December 31, 2005.

Asbestos Removal:                       All remaining asbestos shall
                                        be removed from the building
                                        as soon as reasonably
                                        possible.  The cost of such
                                        removal shall be paid from the
                                        Cash reserves.

Management Fees:                        Property management fees of 2%
                                        of gross revenues, except that
                                        with respect to revenues from
                                        leases signed after the
                                        Effective Date the fee shall
                                        be 1%.  Standard leasing
                                        commissions shall be paid (50%
                                        thereof when the tenant is
                                        represented by a broker).
                                        Asset management fees of 0.5%
                                        in the first and second year
                                        after the Effective Date, and
                                        thereafter 0.35% until
                                        maturity, of Gross Asset
                                        Value, as determined by
                                        trailing four quarters of Net
                                        Operating Income, payable at
                                        the level of priority
                                        described above and in
                                        accordance with the
                                        requirements set forth in Cash
                                        Flow Application.

Collateral:                             First mortgage on OLP and a
                                        Lien on Cash reserves.  The
                                        existing pledge of the O&Y
                                        Affiliates' Equity Interest in
                                        53 State Street and O&Y 25
                                        Realty Co.'s interest in 53
                                        State Street will be released.

Recourse:                               Nonrecourse.  Sanwa will waive
                                        all Claims against OYDL and
                                        Sanwa's guaranty Claim
                                        against Devco will be
                                        estimated at zero and
                                        disallowed.

No Subordinate
Financing:                              If there are not sufficient
                                        funds in the Cash reserves to
                                        permit timely payment of all
                                        leasing costs as the result of
                                        leasing occurring more quickly
                                        than is currently anticipated
                                        or otherwise, the shortfall
                                        necessary to pay such costs
                                        shall be provided by the
                                        owners of New Liberty Plaza
                                        LP. Neither the building
                                        nor the revenues of the
                                        building may be used as
                                        Collateral for any loan
                                        obtained by the owners of
                                        New Liberty Plaza LP.

Business Plan:                          Annually, the managing agent
                                        of the building will present
                                        to Sanwa for its review and
                                        approval, not to be
                                        unreasonably withheld,
                                        provided that it conforms with
                                        sound ownership practices for
                                        first class office buildings
                                        in New York City and does not
                                        impair the ability of New
                                        Liberty Plaza LP to repay
                                        Sanwa at maturity, a "Business
                                        Plan", which shall be updated
                                        on a quarterly basis and shall
                                        be updated more frequently if
                                        circumstances warrant.  The
                                        managing agent shall manage
                                        the building in accordance
                                        with the Business Plan.  The
                                        Business Plan shall include
                                        the following:

                                        (a) Annual "Budgets", on a
                                        Cash basis, broken down by
                                        month, for (A) revenues,
                                        (B) operating expenses, (C)
                                        capital expenditures
                                        (exclusive of lease-up
                                        costs), and (D) lease-up
                                        costs, which shall be
                                        subject to Sanwa's review
                                        and approval in accordance
                                        with the foregoing
                                        standards. Operating
                                        expenses will include
                                        third-party costs, such as
                                        professional and
                                        consultants' fees to the
                                        extent that such fees are
                                        ordinarily paid in addition
                                        to property management and
                                        asset management fees. In
                                        addition,
                                        quarterly and no later than
                                        the first business day
                                        after the 20th day of the
                                        first month after each
                                        calendar quarter, the
                                        managing agent shall
                                        provide an actual operating
                                        statement, which will also
                                        show variances from the
                                        prior quarter's Budget and
                                        compare actual year-to-date
                                        performance to the Budget
                                        for the year-to-date
                                        period. The managing agent
                                        shall provide a written
                                        explanation of each
                                        variance that exceeds the
                                        lesser of (x) $50,000 or
                                        (y) 10% of the approved
                                        Budget for that line item
                                        on a year-to-date basis.

                                        (b) Annual "Leasing
                                        Reports", detailing leasing
                                        activity and programs for
                                        the prior calendar year
                                        shall be presented to Sanwa
                                        by the leasing agent,
                                        comparing the actual
                                        activity to the prior
                                        year's projected activity.
                                        Each Leasing Report shall
                                        also (A) describe major
                                        anticipated leasing events,
                                        such as vacancies,
                                        renewals, terminations (due
                                        to anticipated tenant
                                        bankruptcies or defaults),
                                        modifications or take-back
                                        opportunities, (B)
                                        generally describe the
                                        proposed strategy for
                                        dealing with such
                                        anticipated leasing events,
                                        (C) set forth proposed
                                        leasing parameters for
                                        entering into new or
                                        renewal leases in the
                                        building, including credit
                                        standards for tenants,
                                        minimum base rent and
                                        maximum tenant allowances
                                        (whether in the form of
                                        free rent, construction or
                                        other
                                        inducements or allowances),
                                        and (D) a proposed leasing
                                        budget. The proposed
                                        strategy, leasing
                                        parameters and leasing
                                        budget shall be subject to
                                        Sanwa's prior approval,
                                        which shall not be
                                        unreasonably withheld,
                                        provided that they conform
                                        with sound leasing
                                        practices for first class
                                        office buildings in New
                                        York City and do not impair
                                        the ability of New Liberty
                                        Plaza LP to pay Sanwa in
                                        full at maturity.
                                        Notwithstanding the
                                        foregoing, including the
                                        parameters set forth in the
                                        Leasing Report, eligibility
                                        for applying the Cash
                                        reserves shall be governed
                                        by the leasing standards to
                                        be agreed upon by Sanwa and
                                        the Debtors. New Liberty
                                        Plaza LP may amend, modify
                                        or terminate leases in
                                        accordance with the
                                        approved Leasing Report and
                                        Business Plan. The monthly
                                        report of operating
                                        expenses shall be
                                        accompanied by copies of
                                        all newly executed leases
                                        and amendments, extensions,
                                        etc., of existing leases.

Consent to Use
of Cash Collateral:                     Sanwa shall consent to the use
                                        of its Cash Collateral to be
                                        used to fund the distributions
                                        to the holders of
                                        Administrative Expense Claims,
                                        Allowed Priority Tax Claims,
                                        Allowed Priority Non-Tax
                                        Claims and Allowed General
                                        Unsecured Claims in accordance
                                        with sections 5.1, 12.1 and
                                        12.5 hereof.

Outside Closing Date:                   If the Effective Date is after
                                        December 31, 1996, Sanwa shall
                                        be paid monthly amounts
                                        calculated as interest on
                                        the Sanwa/OLP Mortgage Loan
                                        at a rate of LIBOR plus 175
                                        basis points for the period
                                        commencing December 31,
                                        1996 and ending on the
                                        Effective Date.

Ownership/Bankruptcy
Remote Structure:                       A bankruptcy remote structure
                                        will be provided as set forth
                                        in section 18.5.3 hereof.

Events of Default:                      The Sanwa/OLP Restructured
                                        Mortgage Loan will contain
                                        customary events of default in
                                        similar circumstances,
                                        including but not limited to
                                        the following events of
                                        default:

                                            (i)      Failure to comply with

                                                     a cash management

                                                     system to be agreed

                                                     upon;

                                           (ii)      Bankruptcy of New

                                                     Liberty Plaza LP or

                                                     New OLP Corp.;

                                          (iii)      Failure to pay all
                                                     monthly expenses under
                                                     items (i) and (ii) of
                                                     "Cash Flow
Application;"

                                           (iv)      Failure to cooperate

                                                     in the replacement of

                                                     a leasing or

                                                     management agent

                                                     following an event
                                                     of default under a
                                                     leasing or management
                                                     contract;
                                                     and

                                            (v)      Events of default

                                                     under the Sanwa/OLP

                                                     Loan.

Other Provisions:                        Leasing/Management shall be
                                         consistent with the Tower A

                                        Plan.  Minimum Leasing
                                        Standards and Lease Approval
                                        Standards will be agreed upon
                                        in a manner that reflects
                                        current market conditions.

On the Effective Date, the Sanwa/OLP Mortgage Loan and the Liens on the 53 State Street Collateral (excluding the pledge of O&Y 25 Realty Company's interest in 53 State Limited) and any Claims otherwise arising under or related to the Sanwa/OLP Loan or any of the guarantees, mortgages or security interests issued in connection therewith shall be released and cancelled in consideration of the Sanwa/OLP Restructured Mortgage Loan. Sanwa, as the holder of the Allowed Sanwa/OLP Claims, shall not be entitled to any additional distribution by reason of an Allowed Sanwa/OLP Claim filed against other Debtors for the same loss or damage or otherwise arising under or related to the Sanwa/OLP Loan or any of the guarantees, mortgages or security interests granted in connection therewith.

12.3.             Secured U.S. Finco/OLP Claims Against
                  Liberty Plaza Co., OLP Co. and
                  Trinity Place Co. (Consolidated OLP Class 3).

          On the Effective Date, after giving effect to the distribution to CIBC in accordance with section 7.3 hereof and in full satisfaction of the U.S. Finco/OLP Claims against Liberty Plaza Co., CIBC, as the collateral assignee of the U.S. Finco Mortgages, shall elect, on behalf of U.S. Finco, to contribute the Allowed U.S. Finco/OLP Claims to the capital of New Liberty Plaza LP to the extent provided in the Restructuring Transactions.

12.4.             Insured Claims Against Liberty
                  Plaza Co., OLP Co. and Trinity Place Co.
                  (Consolidated OLP Class 4).

          On the Effective Date, each holder of an Insured Claim against any of Liberty Plaza Co., OLP Co. and Trinity Place Co. shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, any of Liberty Plaza Co., OLP Co. and Trinity Place Co.

12.5.             General Unsecured Claims Against Liberty
                  Plaza Co., OLP Co. and Trinity Place Co.
                  (Consolidated OLP Class 5).

          On the Effective Date, in full satisfaction of the Allowed General Unsecured Claims against Liberty Plaza Co., OLP Co. and/or Trinity Place Co., each holder of an Allowed General Unsecured Claim against Liberty Plaza Co., OLP Co. and/or Trinity Place Co. will be distributed a payment in Cash equal to the amount of such Allowed General Unsecured Claim against Liberty Plaza Co., OLP Co. and/or Trinity Place Co.

12.6. Equity Interests in Liberty Plaza Co., OLP Co., and Trinity Place Co. (Consolidated OLP Class 6).

          On the Effective Date and in accordance with the Restructuring Transactions, Devco and Devco GP shall be distributed, on account of their Allowed Equity Interests in Liberty Plaza Co., OLP Co. and Trinity Place Co., Equity Interests in New Liberty Plaza LP, the reorganized successor to Liberty Plaza Co., OLP Co. and Trinity Place Co. pursuant to section 18.5 hereof.


         SECTION 13. PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND EQUITY INTERESTS IN TOWER A CO.

13.1.             Priority Non-Tax Claims Against
                  Tower A Co. (Tower A Co. Class 1).

          On the Effective Date, in full satisfaction of the Priority Non-Tax Claims against Tower A Co., each holder of an Allowed Priority Non-Tax Claim against Tower A Co. shall be distributed a payment in Cash equal to the amountof such holder's Allowed Priority Non-Tax Claim against Tower A Co.

13.2.             Secured Sanwa/Tower A Claims Against
                  Tower A Co. (Tower A Co. Class 2).

          On the Effective Date, in full satisfaction of the Sanwa/Tower A Claims, Sanwa shall be distributed the Sanwa/Tower A Restructured Mortgage Loan, which will provide for the following:

Initial Loan
Balance:                                 $480,000,000, less the sum of
                                         (i) amortization paid during
                                         the chapter 11 case and (ii)
                                         the Initial Paydown.

Initial Paydown:                         $22,400,000.

Initial Settlement
Distribution:                            $5,000,000.

Initial Distribution:                    None.

Maturity:                                7 years from the Effective
                                         Date, but not later than
                                         December 31, 2003.

Interest Rate:                           8.893125% until January 25,
                                         1999, thereafter Sanwa's cost
                                         of funds plus 50 basis points
                                         until maturity.  Prior to the
                                         Confirmation Hearing, Sanwa
                                         shall propose, subject to the
                                         agreement of New Tower A LP,
                                         when and to what extent the
                                         interest rate is to be fixed
                                         for the period from January 1,
                                         1999 until maturity.

Amortization/
Payment Terms:                           Interest shall be paid monthly
                                         in arrears.  All available
                                         Cash, after payment of
                                         expenses and deposits in
                                         reserves to the extent
                                         described below, will be
                                         applied quarterly to
                                         amortization of the
                                         Sanwa/Tower A Restructured
                                         Mortgage Loan.

Cash Flow
Application:                             Cash flow will be applied in
                                         the following priority:

                                         (i)      operating expenses,
                                                  including property
                                                  management fees and
                                                  reserves for PILOT

                                                  (payment in lieu of
                                                  taxes) and ground rent
                                                  payments and for
                                                  insurance (which reserves
                                                  will be established on
                                                  the Effective Date);

                                          (ii)    interest on the
                                                  Sanwa/Tower A
                                                  Restructured Mortgage
                                                  Loan;

                                         (iii)    deposits to the Cash
                                                  reserve for leasing and
                                                  capital costs to the
                                                  extent required by the
                                                  Business Plan approved by
                                                  Sanwa;

                                          (iv)    leasing costs and capital
                                                  expenditures, to the
                                                  extent not paid from the
                                                  Cash reserves;

                                           (v)    $1,000,000 in asset
                                                  management fees, payable
                                                  quarterly in arrears in
                                                  1997-1999, but no asset
                                                  management fees
                                                  thereafter; and

                                          (vi)    the balance quarterly to
                                                  Sanwa to amortize
                                                  the Sanwa/Tower A
                                                  Restructured
                                                  Mortgage Loan.

Cash Reserves on the
Effective Date:                       Initially, $5,000,000 which
                                      will be available for leasing
                                      costs and capital
                                      expenditures, the amount and
                                      expenditure of which will be
                                      pursuant to the Business Plan
                                      approved by Sanwa.

Management Fees:                      Property management fees of 2%
                                      of gross revenues, except that
                                      with respect to revenues from
                                      leases signed after October
                                      11, 1995 the fee shall be
                                      1%. Standard leasing
                                      commissions (50% thereof
                                      when the tenant is
                                      represented by a broker).
                                      Asset management fees of $1
                                      million per annum in
                                      1997-1999 only.

Collateral:                           First mortgage on leasehold
                                      estate and a first Lien on
                                      Cash reserves.

Recourse:                             Nonrecourse.

TIAA:                                 TIAA will have no further
                                      Claims whatsoever against
                                      Tower A or Tower A Co, except
                                      as expressly provided in
                                      section 4.5 hereof.

Business Plan:                        Annually, the managing agent
                                      of the building will present
                                      to Sanwa for its review and
                                      approval, not to be
                                      unreasonably withheld,
                                      provided that it conforms with
                                      sound ownership practices for
                                      first class office buildings
                                      in New York City, a "Business
                                      Plan", which shall be updated
                                      on a quarterly basis and shall
                                      be updated more frequently if
                                      circumstances warrant.  The
                                      managing agent shall manage
                                      the Building in accordance
                                      with the Business Plan.  The
                                      Business Plan shall include
                                      the following:

                                      (a) Annual "Budgets", on a
                                      Cash basis, broken down by
                                      month, for (A) revenues,
                                      (B) operating expenses, (C)
                                      capital expenditures
                                      (exclusive of lease-up
                                      costs), and (D) lease-up
                                      costs, which shall be
                                      subject to Sanwa's review
                                      and approval in
                                      accordance with the
                                      foregoing standards.
                                      Operating expenses will
                                      include third-party costs,
                                      such as professional and
                                      consultants' fees to the
                                      extent that such fees are
                                      ordinarily paid in addition
                                      to property management and
                                      asset management fees,
                                      subject to reasonable
                                      restrictions on payments to
                                      Affiliates. In addition,
                                      quarterly and no later than
                                      the first Business Day
                                      after the 20th day of the
                                      first month after each
                                      calendar quarter, the
                                      managing agent shall
                                      provide an actual operating
                                      statement, which will also
                                      show variances from the
                                      prior quarter's Budget and
                                      compare actual year-to-date
                                      performance to the Budget
                                      for the year-to-date
                                      period. The managing agent
                                      shall provide a written
                                      explanation of each
                                      variance that exceeds the
                                      lesser of (x) $50,000 or
                                      (y) 10% of the approved
                                      Budget for that line item.
                                      Upon request of Sanwa, the
                                      managing agent shall
                                      deliver to Sanwa evidence
                                      satisfactory to Sanwa of
                                      payment of operating
                                      expenses required to have
                                      been paid in accordance
                                      with the Budget. In
                                      addition, prior to the
                                      Effective Date, the
                                      managing agent shall
                                      provide Sanwa with a
                                      description of current and
                                      anticipated capital
                                      expenditures for 1996
                                      through 2001.

                                      (b) Annual "Leasing
                                      Reports", detailing leasing
                                      activity and programs for
                                      the prior calendar year
                                      shall be presented to Sanwa
                                      by the leasing agent,
                                      comparing the
                                      actual activity to the
                                      prior year's projected
                                      activity. Each Leasing
                                      Report shall also (A)
                                      describe major anticipated
                                      leasing events, such as
                                      vacancies, renewals,
                                      terminations (due to
                                      anticipated tenant
                                      bankruptcies or defaults),
                                      modifications or take-back
                                      opportunities, (B)
                                      generally describe the
                                      proposed strategy for
                                      dealing with such
                                      anticipated leasing events,
                                      (C) set forth proposed
                                      leasing parameters for
                                      entering into new or
                                      renewal leases in the
                                      building, including credit
                                      standards for tenants,
                                      minimum base rent and
                                      maximum tenant allowances
                                      (whether in the form of
                                      free rent, construction or
                                      other inducements or
                                      allowances), and (D) a
                                      proposed leasing budget.
                                      The proposed strategy,
                                      leasing parameters and
                                      leasing budget shall
                                      conform with sound leasing
                                      practices for first class
                                      office buildings in New
                                      York City. New Tower A LP
                                      may amend, modify or
                                      terminate leases in
                                      accordance with the
                                      approved Leasing Report and
                                      Business Plan. The monthly
                                      report of operating
                                      expenses shall be
                                      accompanied by copies of
                                      all newly executed leases
                                      and amendments, extensions,
                                      etc. of existing leases.

Leasing/Management:                   A designee of Newco LP will be
                                      the leasing agent and the
                                      managing agent for the
                                      building during the remaining
                                      term of the Sanwa/Tower A
                                      Restructured Mortgage Loan,
                                      subject to the requirements of
                                      this section. Such Entity
                                      will be entitled, as the
                                      leasing agent for the
                                      building, to a standard
                                      commission for leases for
                                      which there is no broker
                                      and to 50% of a standard
                                      commission for leases for
                                      which the tenant is
                                      represented by a broker. A
                                      schedule of leasing
                                      commissions shall be
                                      proposed by the O&Y
                                      Affiliates prior to the
                                      Effective Date, which shall
                                      be subject to Sanwa's
                                      approval; provided,
                                      however, that such schedule
                                      shall not exceed the
                                      schedule for leasing
                                      commissions for space owned
                                      by Newco LP in the other
                                      "core" New York City
                                      buildings owned by Newco LP
                                      (other than buildings for
                                      which there is no unleased
                                      office space in excess of
                                      10,000 rentable square feet
                                      projected prior to the
                                      maturity of the existing
                                      Sanwa/Tower A Loan, subject
                                      to periodic verification by
                                      Sanwa). Newco LP's designee
                                      may be dismissed as leasing
                                      and managing agent and as
                                      asset manager upon the
                                      occurrence and during the
                                      continuance of an event of
                                      default. In addition, at
                                      Sanwa's option, Newco LP's
                                      designee may be dismissed
                                      as managing agent and asset
                                      manager if occupancy of the
                                      building falls below 85% or
                                      due to the failure to
                                      manage the building within
                                      the approved Budget,
                                      exclusive of (A) emergency
                                      items, (B) tenant defaults
                                      and bankruptcies, (C) items
                                      approved by Sanwa, (D)
                                      failure to manage the
                                      building within
                                       the approved Budget due to
                                       receipt of revenues either
                                       prior to or later than the
                                       anticipated receipt or due
                                       to payment of expenses
                                       prior to or later than the
                                       anticipated payment,
                                       provided in either case
                                       that the actual receipt or
                                       payment, as the case may
                                       be, is within sixty (60)
                                       days of the projected
                                       receipt or payment, and (E)
                                       increases caused by labor
                                       contracts affecting
                                       commercial buildings
                                       generally or increases in
                                       utility costs that affect
                                       commercial buildings
                                       generally, it being
                                       understood (x) that the
                                       Budget will, to the extent
                                       that it is reasonably
                                       possible to anticipate such
                                       increases (but not the
                                       amount of such increases),
                                       so state, and (y) that
                                       Newco LP will provide
                                       specific information about
                                       such increased expenses
                                       within thirty (30) days
                                       after such information is
                                       available to Newco LP. If
                                       Sanwa exercises the
                                       foregoing right, the
                                       existing leasing and/or
                                       management contracts will
                                       be terminated on thirty
                                       (30) days' notice and
                                       contracts with persons
                                       satisfactory to Sanwa will
                                       be executed and delivered.
                                       Thereafter, no further
                                       leasing, property
                                       management or asset
                                       management fees will be
                                       paid to Newco LP, as the
                                       case may be.

Loan Sales:                            The limitation set forth in a
                                       side letter dated January 25,
                                       1989 on Sanwa's right to
                                       participate or assign the
                                       Sanwa/Tower A Restructured
                                       Mortgage Loan expired on

                                       January 25, 1992. The
                                       remaining limitations in
                                       the side letter on Sanwa's
                                       right to participate or
                                       assign the Sanwa/Tower A
                                       Restructured Mortgage Loan,
                                       in whole or in part, will
                                       be eliminated. If Sanwa
                                       determines that it wishes
                                       to solicit bids for the
                                       purchase of all or
                                       substantially all of its
                                       rights and obligations as
                                       lender to New Tower A LP,
                                       Sanwa shall give not less
                                       than twenty (20) days'
                                       written notice of its
                                       intention to solicit bids
                                       to New Tower A LP. In
                                       addition, if a prospective
                                       purchaser solicits an
                                       opportunity to make a bid
                                       to purchase all or
                                       substantially all of
                                       Sanwa's rights and
                                       obligations as lender to
                                       New Tower A LP, and Sanwa
                                       wishes to provide
                                       information to such
                                       prospective purchaser of a
                                       nature that requires or
                                       makes advisable a
                                       confidentiality agreement
                                       between Sanwa and such
                                       prospective purchaser,
                                       within two Business Days
                                       after entering into such
                                       confidentiality agreement,
                                       Sanwa shall give notice
                                       thereof to New Tower A LP.
                                       Other than the rights and
                                       obligations expressly set
                                       forth in the preceding two
                                       sentences, Sanwa shall have
                                       no other obligations and
                                       Tower A Co. shall have no
                                       other rights with respect
                                       to the sale by Sanwa of any
                                       of Sanwa's rights and
                                       obligations as lender to
                                       New Tower A LP.

Events of Default:                      The Sanwa/Tower A Restructured
                                        Mortgage Loan will contain
                                        customary events of default in
                                        similar circumstances,
                                        including but not limited, the
                                        following events of default:

                                            (i)      Failure to comply with

                                                     a cash management

                                                     system to be agreed

                                                     upon;

                                           (ii)      Bankruptcy of New

                                                     Tower A LP or New

                                                     Tower A Corp.;

                                          (iii)      Failure to pay all
                                                     monthly expenses under
                                                     items (i) and (ii) of
                                                     "Cash Flow
Application";

                                           (iv)      Failure to
                                                     cooperate in the
                                                     replacement of a
                                                     leasing or
                                                     management agent
                                                     following an event
                                                     of default under a
                                                     leasing or
                                                     management
                                                     contract; and

                                            (v)      Events of default

                                                     under the Sanwa/Tower

                                                     A Loan.

Consent to Use
of Cash Collateral:                    Sanwa shall consent to the use
                                       of its Cash Collateral to be
                                       used to fund the distributions
                                       to the holders of
                                       Administrative Expense Claims,
                                       Allowed Priority Tax Claims,
                                       Allowed Priority Non-Tax
                                       Claims and Allowed General
                                       Unsecured Claims in accordance
                                       with sections 5.1, 13.1 and
                                       13.5 hereof.

          Bankruptcy Remote Structure: A bankruptcy remote structure will be provided as set forth in section 18.7.3 hereof.

          On the Effective Date, the Sanwa/Tower A Mortgage Loan and any Claims otherwise arising under or related to the Sanwa/Tower A Mortgage Loan or any of the guarantees, mortgages or security interests issued in connection therewith, shall be released and cancelled in consideration of the Sanwa/Tower A Restructured Mortgage Loan.

13.3.             TIAA Judgment Claims Against
                  Tower A Co. (Tower A Co. Class 3).

          On the Effective Date and in full satisfaction of the Allowed TIAA Judgment Claims, TIAA shall receive the consideration provided in the TIAA Settlement described in section 4.5 hereof.

13.4.             Insured Claims Against
                  Tower A Co. (Tower A Co. Class 4).

          On the Effective Date, each holder of an Insured Claim against Tower A Co. shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, Tower A Co.

13.5.             General Unsecured Claims Against
                  Tower A Co. (Tower A Co. Class 5).

          On the Effective Date, in full satisfaction of the Allowed General Unsecured Claims against Tower A Co., each holder of an Allowed General Unsecured Claim against Tower A Co. shall be distributed such holder's Ratable Proportion of $100,000, payable from the Available Cash of Tower A Co.

13.6.             Equity Interests in
                  Tower A Co. (Tower A Co. Class 6).

          On the Effective Date and in accordance with the Restructuring Transactions, each holder of an Allowed Equity Interest in Tower A Co. shall have an Allowed Equity Interest and shall retain such Allowed Equity Interest in Tower A Co.

         SECTION 14.                PROVISIONS FOR TREATMENT OF
                                    CLAIMS AGAINST AND EQUITY
                                    INTERESTS IN TOWER CORP.

14.1.             Priority Non-Tax Claims Against Tower
                  Corp. (Tower Corp. Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Tower Corp., each holder of an Allowed Priority Non-Tax Claim against Tower Corp. shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim against Tower Corp.

14.2.             Secured Club Loan Claims
                  Against Tower Corp. (Tower Corp. Class 2).

          On the Effective Date and in accordance with the Restructuring Transactions, the New Club Loan Disbursing Agent shall be distributed, on account of the Allowed Secured Club Loan Claims against Tower Corp., Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by Tower Corp. In accordance with this section 14.2 and sections 7.2, 8.2 and 15.2 hereof and without duplication, the New Club Loan Disbursing Agent shall be distributed, in the aggregate and in full satisfaction of the Allowed Club Loan Claims, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by any Debtor under this Plan.

14.3.             Insured Claims Against
                  Tower Corp. (Tower Corp. Class 3).

          On the Effective Date, each holder of an Insured Claim against Tower Corp. shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, Tower Corp.

14.4.             General Unsecured Claims Against
                  Tower Corp. (Tower Corp. Class 4).

          Each holder of a General Unsecured Claim against Tower Corp. will receive no distribution on account of such holder's General Unsecured Claim against Tower Corp.

14.5.             Equity Interests in Tower
                  Corp. (Tower Corp. Class 5).

          Each holder of an Equity Interest in Tower Corp. shall receive no distribution on account of such Equity Interest in Tower Corp.


         SECTION 15.                PROVISIONS FOR TREATMENT OF
                                    CLAIMS AGAINST AND EQUITY
                                    INTERESTS IN CONSOLIDATED 245.

15.1.             Priority Non-Tax Claims Against
                  245 Park Co., 245 Holding LP
                  and 245 Corp. (Consolidated 245 Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against 245 Park Co., 245 Holding LP and/or 245 Corp., each holder of an Allowed Priority Non-Tax Claim against any of 245 Park Co., 245 Holding LP and 245 Corp. shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of its Allowed Priority Non-Tax Claim.

15.2. Secured Club Loan Claims Against 245 Holding LP and 245 Corp. (Consolidated 245 Class 2).

          On the Effective Date and in accordance with the Restructuring Transactions, the New Club Loan Disbursing Agent shall be distributed, on account of the Allowed Secured Club Loan Claims against 245 Holding LP and 245 Corp., Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by 245 Holding LP and 245 Corp. In accordance with this section 15.2 and sections 7.2, 8.2 and 14.2 hereof and without duplication, the Disbursing Agent shall be distributed, in the aggregate and in full satisfaction of the Allowed Club Loan Claims, Class A Interests having a value equal to the lesser of (a) the Allowed Club Loan Claims and (b) the value on the

Confirmation Date of the Collateral securing the Allowed Club Loan Claims pledged by any Debtor under this Plan.

15.3.             Secured Aetna Mortgage Loan Claims
                  Against 245 Park Co. (Consolidated 245 Class 3).

          On the Effective Date, in full satisfaction of the Allowed Aetna Mortgage Loan Claims, the Aetna Restructured Mortgage Loan Documents shall be executed and delivered to Aetna, which shall provide for the following:

Components of Initial
Loan Balance:                       Subject to the section below
                                    captioned "Failure of Closing
                                    to Occur by January 31, 1997",
                                    the amount of the Aetna
                                    Restructured Mortgage Loan, as
                                    of September 30, 1996
                                    (exclusive of the Additional
                                    Payments to be paid to Aetna
                                    as described below), shall be
                                    $202,430,717, comprising the
                                    following components:

                                    Principal:  $190,680,717 (the
                                    "Principal Component"), as of
                                    September 30, 1996.

                                    Default Interest:  $11,750,000
                                    (the "Default Interest
                                    Component").

Interest Rate:                      The Principal Component shall
                                    bear interest at a fixed rate
                                    per annum equal to the
                                    mortgage equivalent of the per
                                    annum yield, as of the
                                    Effective Date, of a U.S.
                                    Treasury security maturing on
                                    or about 10 years from the
                                    Effective Date, plus 250 basis
                                    points.

                                    The Default Interest
                                    Component shall bear
                                    interest at a fixed rate
                                    per annum equal to seven
                                    percent (7%).

Term:                               10 years from the Effective
                                    Date.

Payments; Amortization:             Monthly payments of interest
                                    only in respect of the
                                    Principal Component shall be
                                    payable in years 1 through 3
                                    of the Aetna Restructured
                                    Mortgage Loan.  Monthly
                                    payments of principal and
                                    interest on the Principal
                                    Component shall be payable in
                                    years 4 through maturity of
                                    the Aetna Restructured
                                    Mortgage Loan based on a 30-
                                    year amortization schedule.

                                    Interest on the Default
                                    Interest Component shall be
                                    payable currently on a
                                    monthly basis. The
                                    outstanding principal
                                    balance of the Aetna
                                    Restructured Mortgage Loan
                                    shall be payable at
                                    maturity. No prepayments of
                                    principal in respect of the
                                    Default Interest Component
                                    shall be required.

                                    Late debt service payments
                                    and late payments or
                                    deposits to the 245 Reserve
                                    Account and to the Tax
                                    Escrow (as defined below)
                                    (with respect to late
                                    payments or deposits to the
                                    245 Reserve Account, only
                                    to the extent cash flow is
                                    sufficient to require such
                                    payments or deposits),
                                    shall be subject to a 6%
                                    late charge. Upon default
                                    as well as after maturity,
                                    the Principal Component
                                    shall bear interest at a
                                    rate equal to six
                                    percentage points above the
                                    regular contract rate in
                                    respect of the Principal
                                    Component and the Default
                                    Interest Component shall
                                    bear
                                       interest at the rate of 13%
                                       per annum.

Collateral:                            The Aetna Restructured
                                       Mortgage Loan and that portion
                                       of the Additional Payments (as
                                       defined herein) not paid on
                                       the Effective Date shall be
                                       secured by a first-priority
                                       lien on and security interest
                                       in 245 Park Avenue and the 245
                                       Accounts (as defined below)
                                       referred to in "Cash
                                       Management; Reserves;
                                       Budgets."

Additional Payments:                   In addition to the Principal
                                       Component and the Default
                                       Interest Component, New 245
                                       Park LP shall make the
                                       following payments (the
                                       "Additional Payments") to
                                       Aetna:

                                       $2,000,000, payable in Cash on
                                       the Effective Date, as an
                                       extension fee.

                                       $5,000,000, payable in Cash on
                                       the Effective Date, in respect
                                       of default interest.

                                       $2,000,000 payable in Cash
                                       (without interest) on
                                       January 2, 1998 in respect
                                       of default interest. New
                                       245 Park LP will pay to
                                       Aetna interest at the rate
                                       of thirteen percent per
                                       annum (13%) on such
                                       $2,000,00 payment from and
                                       after January 2, 1998 in
                                       the event that such payment
                                       is not made to Aetna on or
                                       before January 2, 1998.

                                       A sum equal to Aetna's
                                       reasonable fees and
                                       expenses, including,
                                       without limitation,
                                       attorneys' fees,
                                       consultants'
                                       fees and experts' fees
                                       incurred through and
                                       including the Effective
                                       Date, in connection with
                                       the Reorganization Cases
                                       and the protection and
                                       enforcement of Aetna's
                                       rights under its loan
                                       documents, payable in Cash
                                       on the Effective Date,
                                       which sum (exclusive of
                                       title insurance premiums
                                       and charges, filing and
                                       recording fees and expenses
                                       and other standard and
                                       customary closing costs,
                                       all of which shall be paid
                                       by New 245 Park LP on the
                                       Effective Date) shall not
                                       exceed $650,000, provided
                                       that the Effective Date
                                       occurs on or before October
                                       31, 1996.

Payments prior to
Effective Date:                        Prior to the Effective Date,
                                       monthly payments shall
                                       continue to be paid to Aetna
                                       in an amount and at the time
                                       prescribed by the "Final
                                       Stipulation and Consent Order
                                       Conditioning 245 Park Avenue's
                                       Use of Rents and Providing
                                       Adequate Protection of the
                                       Respective Interests of Aetna
                                       Life Insurance Company and The
                                       Dai-Ichi Kangyo Bank, Limited,
                                       New York Branch" entered by
                                       the Bankruptcy Court on or
                                       about May 13, 1996 (the "245
                                       Cash Collateral Order").

Failure of Closing to
Occur by January 31, 1997:             In the event that the
                                       Effective date does not occur
                                       on or before January 31, 1997,
                                       (i) on each of March 1, 1997,
                                       April 1, 1997, May 1, 1997,
                                       June 1, 1997 and July 1, 1997,
                                       the Default Interest Component
                                       of the Aetna Restructured
                                       Mortgage Loan shall increase
                                       by a sum equal to $450,000
                                       (individually, an
                                       "Earn-back Amount" and,
                                       collectively, the
                                       "Earn-Back Amounts"), in
                                       the event that the
                                       Effective Date shall not
                                       have occurred during the
                                       immediately preceding
                                       calendar month, provided,
                                       however, if the Effective
                                       Date shall have occurred
                                       during such immediately
                                       preceding calendar month, a
                                       proportionate amount of the
                                       Earn-back Amount allocable
                                       to such month shall be
                                       added to the Default
                                       Interest Component as of
                                       the Effective Date, and
                                       (ii) on and after February
                                       1, 1997, and continuing
                                       through and including the
                                       Effective Date, the
                                       Principal Component of the
                                       Aetna Restructured Mortgage
                                       Loan shall accrue interest
                                       at a rate equal to eighteen
                                       percent (18%) per annum,
                                       provided, however, that
                                       interest (and amortization)
                                       in respect of the Principal
                                       Component shall continue to
                                       be paid in accordance with
                                       the provisions of the 245
                                       Cash Collateral Order.

                                       Any and all Earn-back
                                       Amounts added to the
                                       Default Interest Component
                                       pursuant to the provisions
                                       of this section shall not
                                       bear interest prior to the
                                       Effective Date.

                                       The difference between
                                       interest that accrues on
                                       the Principal Component at
                                       the rate of eighteen
                                       percent (18%) per annum
                                       during the period from
                                       February 1, 1997 through
                                       and including the Effective
                                       Date and interest that is
                                       paid on the Principal
                                       Component in
                                       respect of such period
                                       shall be added to the
                                       Default Interest Component,
                                       provided, however, that
                                       such difference shall not
                                       itself bear interest prior
                                       to the Effective Date.

Prepayment:                            The Aetna Restructured
                                       Mortgage Loan shall be
                                       prepayable, in whole but not
                                       in part, at any time after the
                                       Effective Date, together with
                                       a yield maintenance fee
                                       described herein; provided,
                                       however, that during the six-
                                       month period immediately
                                       preceding the maturity of the
                                       Aetna Restructured Mortgage
                                       Loan, the Aetna Restructured
                                       Mortgage Loan shall be open to
                                       prepayment, in whole but not
                                       in part, at par.

                                       The yield maintenance fee
                                       payable to Aetna shall be
                                       determined on a present
                                       value basis, based upon an
                                       assumed reinvestment rate
                                       derived from the yield of
                                       U.S. Treasury securities
                                       having a maturity most
                                       closely comparable to the
                                       remaining term of the Aetna
                                       Restructured Mortgage Loan
                                       at the time of prepayment,
                                       plus (i) in the event of
                                       prepayment during the
                                       period from the Effective
                                       Date through and including
                                       a date that is 18 months
                                       prior to the maturity, 50
                                       basis points, and (ii) in
                                       the event of prepayment
                                       during the period between
                                       the date that is 18 months
                                       prior to maturity, through
                                       and including the date that
                                       is six months prior to
                                       maturity, 100 basis points.

Cash Management; Reserves;

Budgets: On the Effective Date, there shall be established (i) a lockbox account, (ii) a disbursement account, (iii) a tax account (the "Tax
                                       Escrow"), (iv) a security
                                       deposit account and (v) a
                                       capital reserve account  (the
                                       "245 Reserve Account" and,
                                       together with the
                                       aforementioned accounts, the
                                       "245 Accounts").
                                       Notwithstanding any other
                                       provision hereof, an initial
                                       deposit of not less than
                                       $20,000,000 or such lesser
                                       amount as shall be agreed to
                                       by Aetna and DKB (each in its
                                       sole and absolute discretion)
                                       (such $20,000,000 amount to be
                                       inclusive of all amounts in
                                       escrow accounts which fund
                                       leasing obligations of 245
                                       Park Co. under leases existing
                                       as of the Effective Date) will
                                       fund the 245 Reserve Account.
                                       The funds on deposit from time
                                       to time in the 245 Reserve
                                       Account may be used (i) to
                                       pay, or reimburse the costs
                                       of, tenant improvements and
                                       capital improvements
                                       (including any such
                                       improvements performed prior
                                       to the Effective Date), (ii)
                                       to pay the $2 million
                                       amortization payment owing to
                                       Aetna on January 2, 1998 and
                                       (iii) to pay real estate taxes
                                       (in the case of real estate
                                       taxes, solely to the extent
                                       that the Tax Escrow is
                                       insufficient at any time to
                                       fund payment of accrued and
                                       unpaid real estate taxes).
                                       All other Cash and other
                                       liquid assets of 245 Park
                                       Avenue (if any and whether
                                       held by 245 Park Co. or any
                                       mortgagee) remaining after
                                       funding such $20,000,000
                                       and making any other
                                       payments required to be
                                       made by 245 Park Co. under
                                       the Plan on the Effective
                                       Date shall be deposited in
                                       the 245 Reserve Account or
                                       such other 245 Account
                                       agreed to by and among
                                       Aetna, DKB and 245 Park Co.

                                       The 245 Reserve Account
                                       shall be increased by
                                       deposits of funds generated
                                       by 245 Park Avenue. Certain
                                       amounts held in the 245
                                       Reserve Account may be
                                       available to pay, subject
                                       to certain conditions,
                                       optional amortization of
                                       the DKB Restructured
                                       Mortgage Loan. In addition,
                                       the Tax Escrow shall be
                                       established for the payment
                                       of taxes and other
                                       impositions assessed
                                       against 245 Park Avenue. In
                                       the event the Effective
                                       Date occurs prior to
                                       January 1, 1997, the Tax
                                       Escrow shall be funded
                                       during 1996 with monthly
                                       deposits totalling, in
                                       aggregate, $7,500,000 from
                                       the Effective Date through
                                       December 31, 1996. In the
                                       event that the Effective
                                       Date occurs on or after
                                       January 1, 1997, 245 Park
                                       Co. shall pay when due in
                                       January 1997 any real
                                       estate taxes relating to
                                       245 Park Avenue and,
                                       thereafter, shall reserve
                                       in the Tax Escrow on a
                                       monthly basis an amount
                                       equal to one-twelfth of the
                                       estimated real estate taxes
                                       due on 245 Park Avenue for
                                       the 1997 calendar year.

                                       No dispositions of income from
                                       245 Park Avenue shall be
                                       allowed other than in
                                       accordance with operating
                                       and capital budgets
                                       approved by Aetna and DKB
                                       or otherwise in accordance
                                       with a Cash Management
                                       Agreement to be agreed upon
                                       by Aetna, New 245 Park LP
                                       and DKB.

Cash Flow Priority:                    Net cash flow from the
                                       operations of 245 Park Avenue
                                       after payment of operating
                                       expenses (including the
                                       property management fees
                                       described below), and real
                                       estate taxes shall be
                                       allocated according to the
                                       following priority:

                                       a.       To the 245 Park Senior
                                                Lender to pay
                                                interest and
                                                principal on the
                                                Aetna Restructured
                                                Mortgage Loan.

                                       b.       To DKB to pay interest on
                                                the DKB Restructured
                                                Mortgage Loan.

                                       c.       To DKB to pay the
                                                following First-Tier
                                                Junior Indebtedness
                                                Amortization payments:

                                                         First-Tier Junior
                                                            Indebtedness
                                       Year                 Amortization
                                       ----                 ------------

                                       1999                     5,000,000
                                       2000                     5,000,000
                                       2001                     5,000,000
                                       2002                     5,000,000
                                       -----                  -----------
                                       Total                  $20,000,000

                                       d.       To the 245 Reserve
                                                Account to fund the
                                                following reserve
                                                payments for leasing,
                                                 capital and other costs
                                                 at 245 Park Avenue:






                                                                    Reserve

                                                   Year             Funding
                                                   ----             -------

                                                  1997          13,000,000

                                                  1998          15,000,000

                                                  1999          20,500,000

                                                  2000          14,000,000

                                                  2001          14,500,000

                                                  2002          18,500,000

                                                  -----         ----------

                                                   Total        $95,500,000

                                                 After 2002, funding of the
                                                 Reserve Account shall be
                                                 determined by agreement of
                                                 Aetna, DKB and New 245

                                                 Park LP. If such agreement
                                                 cannot be achieved within

                                                 a prescribed time, the

                                                 matter will be submitted

                                                 to binding arbitration in
                                                 accordance with a

                                                 procedure to be set forth

                                                 in the Cash Management

                                                 Agreement.

                                                 At the request of Aetna,
                                                 DKB and/or New 245 Park

                                                 LP, the foregoing

                                                 projected reserve funding

                                                 schedule may be adjusted

                                                 upward or downward from

                                                 time to time to assure

                                                 sufficient (but not

                                                 excessive) funding of
                                                 actual or reasonably
                                                 projected leasing costs,
                                                 capital expenditures or
                                                 other items agreed to by
                                                 and among Aetna, DKB and
                                                 245 Park Co. payable from
                                                 the 245 Reserve Account;
                                                 provided, however, that
                                                 disagreements among the

                                                 245 Park Senior Lender,

                                                 DKB and New 245 Park LP

                                                 with respect to the proper
                                                 amount of such reserve
                                                 funding will be submitted
                                                 to binding arbitration in
                                                 accordance with
                                                 a procedure to be set

                                                 forth in the Cash

                                                 Management Agreement.

                                                 e.   To pay the owners of

                                                      New 245 Park LP or

                                                      their designee the

                                                      asset management fees

                                                      and leasing

                                                      commissions set forth

                                                      below under

                                                      "Management Fees and

                                                      Leasing Commissions."

                                                 f.   To DKB to pay the

                                                      balance of the

                                                      following Second-
                                                      Tier Junior

                                                      Indebtedness

                                                      Amortization after

                                                      taking into account

                                                      the payment of the

                                                      First-Tier Junior
                                                      Indebtedness

                                                      Amortization in

                                                      Priority c:



                                                        Second-Tier Junior

                                                        Indebtedness Year

                                                        Amortization

                                             Year

                                              1999       $13,500,000

                                              2000       $13,500,000

                                              2001       $13,500,000

                                              2002       $13,500,000

                                             -----       -----------

                                             Total       $54,000,000

                                                 g.  To the 245 Reserve
                                                     Account through
                                                     December 31, 2002 (or,

                                                     at the request of New

                                                     245 Park LP, to DKB to

                                                     amortize the DKB
Restructured
                                                     Mortgage Loan).  From

                                                     and after January 1,

                                                     2003, to amortize the

                                                     DKB Restructured

                                                     Mortgage Loan in

                                                     accordance with the

                                                     terms of "Extension
                                                     Option" in section

                                                     15.4 of the Plan.

                                                     From and after the

                                                     date of payment in

                                                     full of the DKB
                                                     Restructured Mortgage

                                                     Loan, to New 245
                                                     Park LP or its
                                                     designee.

                                        To the extent cash flow
                                        from 245 Park Avenue or
                                        from reserves is
                                        insufficient in any period
                                        to make all payments
                                        provided for in subsections
                                        d. through g. above, New
                                        245 Park LP shall have no
                                        obligation to make or fund
                                        such payments at such time
                                        and unpaid amounts thereof
                                        will be accrued and paid
                                        during the next period
                                        after all expenses for
                                        higher priorities have been
                                        paid. Lower priority
                                        expenses will only be paid
                                        after all higher priority
                                        expenses have been paid in
                                        full.

Restrictions on Transfer:               Restrictions on transfer or
                                        encumbrances of 245 Park
                                        Avenue or of interests in New
                                        245 Park LP shall be agreed
                                        upon in writing by New 245
                                        Park LP and Aetna.

Subordinate Financing:                  The DKB Restructured Mortgage
                                        Loan will be restructured in
                                        accordance with section 15.4
                                        hereof.  No additional
                                        subordinate financing shall be
                                        permitted, except that the DKB
                                        Restructured Mortgage Loan may
                                        be refinanced under certain
                                        conditions to be set forth in
                                        the Aetna Restructured
                                        Mortgage Loan Documents and
                                        the Cash Management Agreement.

Management Fees and
Leasing Commissions:                    Newco LP or its designee will
                                        provide both property
                                        management and asset
                                        management services to New 245
                                        Park LP and will be
                                        compensated out of cash flow
                                        as follows: (i) a property
                                        management fee equal to 2%
                                        of collected gross revenues
                                        from existing leases and 1%
                                        of collected gross revenues
                                        from all leases executed
                                        after the Effective Date;
                                        (ii) an annual asset
                                        management fee equal to .5%
                                        of Gross Asset Value in
                                        years 1 and 2 and .35% of
                                        Gross Asset Value
                                        thereafter; and (iii)
                                        leasing commissions for
                                        leasing transactions equal
                                        to (a) a full standard
                                        commission (at market
                                        rates) for leasing
                                        transactions if the tenant
                                        is not represented by an
                                        outside broker and (b) a
                                        50% override on commissions
                                        paid to outside brokers.

Consent to Use Cash
Collateral:                             Aetna shall consent to the use
                                        of its Cash Collateral to fund
                                        the payments described in
                                        "Other Costs" below (but only
                                        to the extent provided
                                        therein), and the
                                        distributions to the holders
                                        of Administrative Expense
                                        Claims, Allowed Priority Tax
                                        Claims, Allowed Priority Non-
                                        Tax Claims, Allowed Aetna
                                        Mortgage Loan Claims, Allowed
                                        DKB Mortgage Loan Claims and
                                        Allowed General Unsecured
                                        Claims in accordance with
                                        sections 5.1, 15.1, 5.2, 15.3,
                                        15.4, and 15.7 hereof;
                                        provided, however, that none
                                        of Aetna's Cash Collateral
                                        shall be used to fund any such
                                        Claims that are not Claims
                                        against 245 Park Co., 245
                                        Holding LP and/or 245 Corp.

Other Costs:                            On the Effective Date, New 245
                                        Park LP may pay legal fees of
                                        counsel to JMB in an amount
                                        not exceeding $375,000;
                                        provided, that the sum of
                                        such payment plus the
                                        aggregate amount of all
                                        transaction costs incurred
                                        in respect of closing of
                                        the DKB Restructured
                                        Mortgage Loan and the Aetna
                                        Restructured Mortgage Loan
                                        shall not exceed
                                        $12,000,000.

Audit and Inspections:                  Prior to the Effective Date,
                                        Aetna shall have the
                                        opportunity to conduct a
                                        financial audit of 245 Park
                                        Co. and engineering studies
                                        and inspections of 245 Park
                                        Avenue.

Recourse:                               Nonrecourse subject to
                                        customary exceptions,
                                        including fraud or other
                                        misconduct.

Bankruptcy Remote:                      Bankruptcy remote structure in
                                        accordance with section 18.6.3
                                        hereof.  Without limiting the
                                        generality of the foregoing,
                                        such bankruptcy-remote
                                        structure shall provide for
                                        indemnification (to the extent
                                        lawful) of any designee of
                                        Aetna (in his/her individual
                                        capacity as a director)
                                        serving as a director of an
                                        entity integral to such
                                        bankruptcy-remote structure.
                                        The Restructured Aetna
                                        Mortgage Loan Documents shall
                                        contain such other bankruptcy
                                        protections, if any, as 245
                                        Park Co. and Aetna may
                                        expressly agree upon in
                                        writing.

          On the Effective Date, the Aetna Mortgage Loan and any Claims otherwise arising under or related to the Aetna Mortgage Loan or any of the guarantees, mortgages or security interests issued in connection therewith shall be released and cancelled in consideration of the Aetna Restructured Mortgage Loan.

15.4.             Secured DKB Mortgage Loan Claims
                  Against 245 Park Co. (Consolidated 245 Class 4).
                  -----------------------------------------------

          On the Effective Date, in full satisfaction of the Allowed DKB Mortgage Loan Claims, the DKB Restructured Mortgage Loan Documents shall be executed and delivered to DKB, which shall provide for the following:

Initial Paydown:                      DKB shall be repaid
                                      $103,500,000 of principal on
                                      the Effective Date.

Initial Loan Balance:                 After paydown, $89,000,000.

Settlement Fee:                       A Settlement Fee shall be paid
                                      to DKB on the Effective Date
                                      in the amount of $1,600,000.

Interest Rate:                        DKB's fixed rate cost of funds
                                      plus 175 basis points, per
                                      annum.  Interest shall be paid
                                      monthly, in arrears.

Maturity Date:                        December 31, 2002.

Amortization:                         DKB shall receive annual
                                      amortization payments in
                                      accordance with "Cash Flow
                                      Priority" below.  The payments
                                      shall consist of First-Tier
                                      Junior Indebtedness
                                      Amortization and Second-Tier
                                      Junior Indebtedness
                                      Amortization to be paid out of
                                      available cash flow as
                                      follows:

                                            Second-Tier       First-Tier
                                            Junior            Junior
                                            Indebtedness      Indebtedness
                           Year             Amortization      Amortization

                           1999             $13,500,000       $ 5,000,000
                           2000              13,500,000         5,000,000
                           2001              13,500,000         5,000,000
                           2002              13,500,000         5,000,000
                                            -----------       -----------

                           Total            $54,000,000        $20,000,000

Late Payments:                              Late debt service payments and
                                            late payments or deposits to
                                            the 245 Reserve Account and to
                                            the Tax Escrow (with respect
                                            to late payments or deposits
                                            to the 245 Reserve Account,
                                            only to the extent cash flow
                                            is sufficient to require such
                                            payments or deposit) shall be
                                            subject to a 6% late charge.
                                            Upon default as well as after
                                            maturity of the DKB
                                            Restructured Mortgage Loan,
                                            the DKB Restructured Mortgage
                                            Loan shall bear interest at a
                                            rate of 6 percentage points
                                            above the non-default contract
                                            rate of interest under the DKB
                                            Restructured Mortgage Loan.

Extension Option:                           New 245 Park Co. shall have
                                            the option at the maturity of
                                            the DKB Restructured Mortgage
                                            Loan to extend the maturity of
                                            the unamortized balance
                                            thereof (not to exceed $50
                                            million) for an additional 4-
                                            year term (i.e., upon exercise
                                            of such option by New 245 Park
                                            Co., the extended maturity of
                                            the DKB Restructured Mortgage
                                            Loan would be coterminous with
                                            the Aetna Restructured
                                            Mortgage Loan).  The DKB
                                            Restructured Mortgage Loan as
                                            so extended will be amortized
                                            with net cash flow after
                                            payment or funding of:

                                            a.       real estate taxes and
                                                     appropriate reserves
                                                     therefor;

                                            b.       operating expenses of

                                                     245 Park Avenue

                                                     (including the

                                                     property management
                                                     fees described in the

                                                    "Management Fees and
                                                    Leasing Commissions"
                                                    below);

                                           c.       interest and principal

                                                    on the Aetna

                                                    Restructured
                                                    Mortgage Loan to the

                                                    245 Park Senior Lender;

                                           d.       interest on the DKB
                                                    Restructured Mortgage
                                                    Loan to DKB;

                                           e.       capital, leasing and
                                                    other costs at the
                                                    property and

                                                    appropriate reserves

                                                    therefor;

                                           f.       asset management fees

                                                    and leasing commissions
                                                    payable to the owners

                                                    of New 245 Park LP or

                                                    their designee as

                                                    described in
                                                    "Management Fees and
                                                    Leasing Commissions"
                                                    below.

Collateral:                                Second, third and fourth
                                           mortgages (with related
                                           assignments of rents and
                                           leases and security
                                           agreements) relating to 245
                                           Park Avenue will be
                                           consolidated into a second
                                           mortgage (with related
                                           assignments of rents and
                                           leases and security
                                           agreements) on the Effective
                                           Date.

245 Park Senior
Loan: The DKB Restructured Mortgage Loan will be subordinate to a first mortgage loan with a term of 10 years. The combined balance of the first and second mortgage loan will not exceed $300,000,000. To the extent that as of the

                                           Effective Date (but not
                                           thereafter) the Aetna
                                           Restructured Mortgage Loan
                                           exceeds $211,000,000, the
                                           DKB Restructured Mortgage
                                           Loan will be reduced on a
                                           dollar for dollar basis.
                                           The amortization schedule
                                           of the DKB Restructured
                                           Mortgage Loan will then be
                                           adjusted on a pro rata
                                           basis.

Remedies:                                  The DKB Restructured Mortgage
                                           Loan will be subordinate to
                                           the 245 Park Senior Loan.  The
                                           terms of such subordination
                                           will be set forth in a
                                           subordination agreement to be
                                           agreed to by and among DKB,
                                           Aetna and New 245 Park LP,
                                           which agreement shall provide,
                                           among other things, for the
                                           right of DKB (a) to exercise
                                           remedies in the event of the
                                           occurrence of certain material
                                           events of default and (b) to
                                           cure defaults under the Aetna
                                           Restructured Mortgage Loan in
                                           certain circumstances.

Cash Management; Reserves;
Budgets: On the Effective Date, there shall be established (i) a lockbox account, (ii) a disbursement account, (iii) the Tax Escrow, (iv) a security deposit account and
                                           (v) the 245 Reserve Account.
                                           Notwithstanding any other
                                           provision hereof, an initial
                                           deposit of not less than
                                           $20,000,000 or such lesser
                                           amount as shall be agreed to
                                           by Aetna and DKB (each in its
                                           sole and absolute discretion)
                                           (such $20,000,000 or lesser
                                           amount to be inclusive of all
                                           amounts in escrow accounts
                                           which fund leasing obligations
                                           of 245 Park Co. under
                                           leases existing as of the
                                           Effective Date) will fund
                                           the 245 Reserve Account.
                                           The funds on deposit from
                                           time to time in the 245
                                           Reserve Account may be used
                                           (i) to pay, or reimburse
                                           the costs of, tenant
                                           improvements and capital
                                           improvements (including any
                                           such improvements performed
                                           prior to the Effective
                                           Date), (ii) to pay the $2
                                           million amortization
                                           payment owing to Aetna on
                                           January 2, 1998 and (iii)
                                           to pay real estate taxes
                                           (in the case of real estate
                                           taxes, solely to the extent
                                           that the Tax Escrow is
                                           insufficient at any time to
                                           fund payment of accrued and
                                           unpaid real estate taxes).
                                           All other Cash and other
                                           liquid assets of 245 Park
                                           Avenue (if any and whether
                                           held by 245 Park Co. or any
                                           mortgagee) remaining after
                                           funding such $20,000,000
                                           and making any other
                                           payments required to be
                                           made by 245 Park Co. under
                                           the Plan on the Effective
                                           Date shall be deposited in
                                           the 245 Reserve Account or
                                           such other 245 Account
                                           agreed to by and among
                                           Aetna, DKB and 245 Park Co.
                                           Except as provided in the
                                           next sentence, 245 Park Co.
                                           shall represent on the
                                           Effective Date that, as of
                                           such date and to the best
                                           of the knowledge of 245
                                           Park Co., no Cash owned by
                                           245 Park Co. has been
                                           disbursed other than to pay
                                           amounts owing to DKB and
                                           Aetna, respectively, and
                                           other amounts contemplated
                                           in the Plan or in
                                           accordance with the 245
                                           Cash Collateral Order from
                                           the date of approval of
                                           such Cash Collateral Order
                                           through the Effective Date.
                                           Such representation shall
                                           be subject to such
                                           exceptions as are
                                           reasonably acceptable to
                                           Aetna and DKB and such
                                           representation shall not
                                           survive the Effective Date.

                                           The 245 Reserve Account
                                           shall be increased by
                                           deposits of funds generated
                                           by 245 Park Avenue. Certain
                                           amounts held in the 245
                                           Reserve Account may be
                                           available to pay, subject
                                           to certain conditions,
                                           optional amortization of
                                           the DKB Restructured
                                           Mortgage Loan. In addition,
                                           the Tax Escrow shall be
                                           established for the payment
                                           of taxes and other
                                           impositions assessed
                                           against 245 Park Avenue. In
                                           the event the Effective
                                           Date occurs prior to
                                           January 1, 1997, the Tax
                                           Escrow shall be funded
                                           during 1996 with monthly
                                           deposits totalling, in
                                           aggregate, $7,500,000 from
                                           the Effective Date through
                                           December 31, 1996. In the
                                           event that the Effective
                                           Date occurs on or after
                                           January 1, 1997, 245 Park
                                           Co. shall pay when due in
                                           January 1997 any real
                                           estate taxes relating to
                                           245 Park Avenue and,
                                           thereafter, shall reserve
                                           in the Tax Escrow on a
                                           monthly basis an amount
                                           equal to one-twelfth of the
                                           estimated real estate taxes
                                           due on 245 Park Avenue for
                                           the 1997 calendar year.

                                           No dispositions of income from
                                           245 Park Avenue shall be
                                           allowed other than in
                                           accordance with operating
                                           and capital budgets
                                           approved by Aetna and DKB
                                           or otherwise in accordance
                                           with a Cash Management
                                           Agreement to be agreed upon
                                           by Aetna, New 245 Park LP
                                           and DKB.

Cash Flow Priority:                        Net cash flow from the
                                           operations of 245 Park Avenue
                                           after payment of operating
                                           expenses (including the
                                           property management fees
                                           described below), and real
                                           estate taxes shall be
                                           allocated according to the
                                           following priority:

                                           a.       To the 245 Park Senior
                                                    Lender to pay
                                                    interest and
                                                    principal on the
                                                    Aetna Restructured
                                                    Mortgage Loan.

                                           b.       To DKB to pay interest
on
                                                    the DKB Restructured
                                                    Mortgage Loan.

                                           c.       To DKB to pay the
                                                    following First-Tier
                                                    Junior Indebtedness
                                                    Amortization payments:

                                                          First-Tier Junior
                                                          Indebtedness
                                           Year           Amortization

                                           1999             5,000,000
                                           2000             5,000,000
                                           2001             5,000,000
                                           2002             5,000,000
                                                          -----------
                                           Total          $20,000,000

                                           d.       To the 245 Reserve
                                                    Account to fund the
                                                    following reserve
                                                    payments for leasing,
                                                    capital and other costs
                                                    at 245 Park Avenue:

                                                                   Reserve
                                           Year                    Funding

                                           1997                 13,000,000

                                           1998                 15,000,000

                                           1999                 20,500,000

                                           2000                 14,000,000

                                           2001                 14,500,000

                                           2002                 18,500,000

                                                               -----------

                                           Total               $95,500,000

                                           After 2002, funding of the
                                           Reserve Account shall be
                                           determined by agreement of
                                           Aetna, DKB and New 245 Park
                                           LP. If such agreement
                                           cannot be achieved within a
                                           prescribed time, the matter
                                           will be submitted to
                                           binding arbitration in
                                           accordance with a procedure
                                           to be set forth in the Cash
                                           Management Agreement.

                                           At the request of Aetna,
                                           DKB and/or New 245 Park LP,
                                           the foregoing projected
                                           reserve funding schedule
                                           may be adjusted upward or
                                           downward from time to time
                                           to assure sufficient (but
                                           not excessive) funding of
                                           actual or reasonably
                                           projected leasing costs,
                                           capital expenditures or
                                           other items agreed to by
                                           and among Aetna, DKB and
                                           245 Park Co. payable from
                                           the 245 Reserve Account;
                                           provided, however, that
                                           disagreements among the 245
                                           Park Senior Lender, DKB and
                                           New 245 Park LP with
                                           respect to the proper
                                           amount of such reserve
                                           funding will be submitted
                                           to binding arbitration in
                                           accordance with a procedure
                                           to be set forth in the Cash
                                           Management Agreement.

                                           e.       To pay the owners of

                                                    New 245 Park LP or

                                                    their designee the
                                                    asset management fees

                                                    and leasing commissions

                                                    set forth below under
                                                    "Management Fees and
                                                    Leasing Commissions."

                                           f.       To DKB to pay the

                                                    balance of the

                                                    following Second-Tier

                                                    Junior Indebtedness
                                                    Amortization after

                                                    taking into account the

                                                    payment of the

                                                    First-Tier Junior
                                                    Indebtedness
Amortization
                                                    in Priority c:

                                                            Second-Tier
                                                            Junior
                                                            Indebtedness
                                           Year             Amortization

                                           1999              $13,500,000
                                           2000               13,500,000
                                           2001               13,500,000
                                           2002               13,500,000
                                                             -----------
                                           Total             $54,000,000

                                           g.       To the 245 Reserve
                                                    Account through

                                                    December 31, 2002 (or,

                                                    at the request of New

                                                    245 Park LP, to DKB to

                                                    amortize the DKB

                                                    Restructured Mortgage

                                                    Loan).  From and
                                                    after January 1, 2003,

                                                    to amortize the DKB
                                                    Restructured Mortgage
                                                    Loan in accordance with
                                                    the terms of "Extension
                                                    Option" in section 15.4
                                                    of the Plan.  From and
                                                    after the date of

                                                    payment in full of the

                                                    DKB Restructured

                                                    Mortgage Loan, to New

                                                    245 Park LP
                                                    or its designee.

                                           To the extent cash flow
                                           from 245 Park Avenue or
                                           from reserves is
                                           insufficient in any period
                                           to make all payments
                                           provided for in subsections
                                           d. through g. above, New
                                           245 Park LP shall have no
                                           obligation to make or fund
                                           such payments at such time
                                           and unpaid amounts thereof
                                           will be accrued and paid
                                           during the next period
                                           after all expenses for
                                           higher priorities have been
                                           paid. Lower priority
                                           expenses will only be paid
                                           after all higher priority
                                           expenses have been paid in
                                           full.

Subordinate
Financing:                                 No additional financing
                                           subordinate to the DKB
                                           Restructured Mortgage Loan
                                           shall be permitted.

Management Fees and
Leasing Commissions:                       Newco LP or its designee will
                                           provide both property
                                           management and asset
                                           management services to New 245
                                           Park LP and will be
                                           compensated out of cash flow
                                           as follows:  (i) a property
                                           management fee equal to 2% of
                                           collected gross revenues from
                                           existing leases and 1% of
                                           collected gross revenues from
                                           all leases signed in the
                                           future; (ii) an annual asset
                                           management fee equal to .5% of
                                           Gross Asset Value in years 1
                                           and 2 and .35% of Gross Asset
                                           Value thereafter; and (iii)
                                           leasing commissions for
                                           leasing transactions equal to
                                           (a) a full standard commission
                                           (at market rates) for leasing
                                           transactions if the tenant is
                                           not represented by an outside
                                           broker and (b) a 50% override
                                           on commissions paid to outside
                                           brokers.

Prepayment Option:                         New 245 Park LP shall pay to
                                           DKB (a) the actual cost of
                                           unwinding interest rate swaps
                                           or other similar contracts to
                                           be entered into by DKB (and/or
                                           its participants and
                                           affiliates) with a third party
                                           as of the Effective Date under
                                           which fixed amounts are paid
                                           equal to DKB's fixed rate cost
                                           of funds underlying the DKB
                                           Restructured Mortgage Loan
                                           (and LIBOR is received), and
                                           (ii) any other actual breakage
                                           costs incurred by DKB (and/or
                                           its participants and
                                           affiliates); but New 245 Park
                                           LP shall be entitled to a
                                           prepayment discount to the
                                           extent of any termination
                                           payment DKB (and/or its
                                           participants and affiliates)
                                           receives as a result of an
                                           unwind of such swaps or
                                           similar contracts upon
                                           prepayment.

DKB's Fees and
Costs: On or before the Effective Date, New 245 Park LP shall pay DKB's reasonable fees and expenses incurred in connection with the
                                           Reorganization Cases,
                                           including, without limitation,
                                           attorneys' fees, title
                                           insurance premiums and
                                           charges, filing and recording
                                           fees and expenses, other
                                           standard and customary closing
                                           costs, consultants' and
                                           experts' fees, financial audit
                                           fees, and expenses of
                                           engineering and environmental
                                           studies and inspections of 245

                                          Park Avenue, subject to the
                                          terms of "Financial Audit"
                                          below; provided, however,
                                          that the fees of attorneys,
                                          consultants and experts
                                          (excluding those already
                                          paid by 245 Park Co. prior
                                          to September 12, 1996)
                                          through October 31, 1996,
                                          financial audit fees of 245
                                          Park Co., and expenses of
                                          engineering and
                                          environmental studies and
                                          inspections of 245 Park
                                          Avenue, shall not, in the
                                          aggregate, exceed $500,000.

Financial Audit:                          DKB shall be entitled to
                                          perform a financial audit of
                                          245 Park Co. and to conduct
                                          engineering and environmental
                                          studies and inspections of 245
                                          Park Avenue prior to the
                                          Effective Date; provided,
                                          however, that, without
                                          limiting the foregoing, DKB
                                          shall endeavor in good faith
                                          to enter into an agreement
                                          with Aetna and 245 Park Co. to
                                          coordinate the work associated
                                          with any such financial audit
                                          or studies and inspections and
                                          for the sharing of work
                                          product relating thereto, all
                                          for the purpose of avoiding
                                          duplicative expense.

Payments prior to
Effective Date:                           Prior to the Effective Date,
                                          monthly payments shall
                                          continue to be paid to DKB in
                                          an amount and at the time
                                          prescribed by the 245 Cash
                                          Collateral Order.

Restrictions on Transfer:                 Restrictions on transfer or
                                          encumbrances of 245 Park
                                          Avenue or of interests in New
                                          245 Park LP shall be agreed
                                          upon in writing by New 245
                                          Park LP and DKB.
Consent to Use
of Cash Collateral:                       DKB shall consent to the use
                                          of its Cash Collateral to fund
                                          the payments described in
                                          "Other Costs" below (but only
                                          to the extent provided
                                          therein), and the
                                          distributions to the holders
                                          of Administrative Expense
                                          Claims, Allowed Priority Tax
                                          Claims, Allowed Priority Non-
                                          Tax Claims, Allowed Aetna
                                          Mortgage Loan Claims, Allowed
                                          DKB Mortgage Loan Claims and
                                          Allowed General Unsecured
                                          Claims in accordance with
                                          sections 5.1, 5.2, 15.1, 15.2,
                                          15.3 and 15.7 hereof.

Other Costs:                              On the Effective Date, New 245
                                          Park LP may pay legal fees of
                                          counsel to JMB in an amount
                                          not exceeding $375,000;
                                          provided, that the sum of such
                                          payment plus the aggregate
                                          amount of all transaction
                                          costs incurred in respect of
                                          closing of the DKB
                                          Restructured Mortgage Loan and
                                          the Aetna Restructured
                                          Mortgage Loan shall not exceed
                                          $12,000,000.


          On the Effective Date, the DKB Mortgage Loan and any Claim under or relating to the DKB Mortgage Loan or any of the guarantees, mortgages or security interests issued in connection therewith shall be released and cancelled in consideration of the DKB Restructured Mortgage Loan.

15.5. Club Loan/245 Park Deficiency Claims Against 245 Holding LP and 245 Corp. (Consolidated 245 Class 5).

          On the Effective Date, in full satisfaction of the Allowed Deficiency Claims of the holders of the Allowed Club Loan Claims against 245 Holding LP and 245 Corp., the New Club Loan Disbursing Agent shall receive the distributions provided to the New Club Loan Disbursing Agent (for the benefit of those Co-Proponents for which it is agent) in accordance with sections 7.2, 8.2,
14.2 and 15.2 hereof.

15.6.             Insured Claims Against
                  245 Park Co., 245 Holding LP and
                  245 Corp. (Consolidated 245 Class 6).

          On the Effective Date, each holder of an Insured Claim against any of 245 Park Co., 245 Holding LP and 245 Corp. shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, any of 245 Park Co., 245 Holding LP and 245 Corp.

15.7.             General Unsecured Claims Against
                  245 Park Co., 245 Holding LP and
                  245 Corp. (Consolidated 245 Class 7).

          On the Effective Date, in full satisfaction of the Allowed General Unsecured Claims against 245 Park Co., each holder of an Allowed General Unsecured Claim against 245 Park Co., 245 Holding LP and 245 Corp. will be distributed a Cash payment equal to the amount of such Allowed General Unsecured Claim against 245 Park Co., 245 Holding LP and 245 Corp.

15.8. Equity Interests in 245 Park Co., 245 Holding LP Co. and 245 Corp. (Consolidated 245 Class 8).

                  15.8.1.           Equity Interests of JMB in 245 Park Co.
                                    --------------------------------------

          On the Effective Date, in accordance with the Restructuring Transactions, JMB shall retain its general partner interest in 245 Park Co. and, after taking into account the transactions effected by this Plan, 245 Park Co. will become 245 Holding LP. On the Effective Date, JMB, through 245 Holding LP, shall receive, in full satisfaction of 245 Park Co.'s Equity Interest in 245 Park Avenue, distributions in accordance with this section 15.8.1.

JMB                                  Distribution: JMB, through
                                     245 Holding LP, shall roll
                                     up its interest in 245 Park
                                     Avenue for:

                                     (1) on the Effective Date,
                                     indirect Class A Interests in
                                     Newco LP having a value equal
                                     to the greater of (a) the
                                     Newco LP Reorganization Value
                                     multiplied by 5.44% and
                                     (b) $30,000,000; plus

                                     (2) that percentage of
                                     Class B Interests (that
                                     otherwise would be
                                     distributed to the
                                     Co-Proponents) determined
                                     as follows:

                                     if the Newco LP
                                     Reorganization Value as of
                                     the Confirmation Date is
                                     greater than $551,000,000,
                                     then 5.44% of the Class B
                                     Interests on the Effective
                                     Date; or

                                     if the Newco Reorganization
                                     Value as of the
                                     Confirmation Date is less
                                     than $551,000,000, then no
                                     Class B Interests on the
                                     Effective Date but
                                     thereafter, if and at such
                                     time as (a) $551,000,000
                                     minus (b) the sum of (i)
                                     the Newco LP Reorganization
                                     Value as of the
                                     Confirmation Date, and (ii)
                                     the dollar amounts of the
                                     Net SF Cash and Net MCJV
                                     Proceeds converted into
                                     Class A Interests in
                                     accordance with section
                                     18.1.1, is less than zero,
                                     then 5.44% of the Class B
                                     Interests.

Dilutive Events:                     In determining JMB's
                                     distributions pursuant to the
                                     preceding subsection of this
                                     section 15.8.1, JMB's
                                     interests shall be diluted to
                                     the extent required to reflect
                                     any transactions from and
                                     after the Effective Date
                                     (other than the contributions
                                     arising from the conversion of
                                     Class B Interests into Class A
                                     Interests, the dilutive effect
                                     of which has been taken into
                                       account in the immediately
                                       preceding paragraph) having
                                       a dilutive effect on
                                       outstanding Class A
                                       Interests.

JMB Consent to
Waiver of Tower B
Condition:                             The condition precedent to the
                                       Effective Date set forth in
                                       section 22.2.3 hereof may only
                                       be waived by the Debtors and
                                       the Co-Proponents with the
                                       consent of JMB.

Exchange Rights:                       From and after the Effective
                                       Date, JMB shall have the right
                                       to exchange its Equity
                                       Interest in 245 Holding LP for
                                       Class A Interests which would
                                       have had a value (based on the
                                       value of such interests as of
                                       the Confirmation Date as
                                       determined by the Bankruptcy
                                       Court), in the aggregate,
                                       equal to the value as of the
                                       Confirmation Date of such 245
                                       Holding LP interests, subject
                                       to the restrictions on
                                       transfer described in section
                                       18.13 hereof.

Newco LP Equity
Interests:                             In the event of a public
                                       offering and sale of Class A
                                       Interests after the Effective
                                       Date, JMB will receive notice
                                       of such public offering and
                                       sale and will be provided an
                                       opportunity to exchange its
                                       interest in 245 Holding LP for
                                       Class A Interests, and if JMB
                                       does so exchange its
                                       interests, JMB shall be
                                       provided the same "piggyback"
                                       registration rights with
                                       respect to its Class A
                                       Interests as those provided to
                                       the Co-Proponents on account
                                       of their Class A Interests.

                                       JMB shall be provided tag-
                                       along rights in accordance
                                       with section 18.13 hereof.
                                       In the event JMB or any
                                       Affiliate thereof seeks to
                                       sell its direct or indirect
                                       Equity Interests in Newco
                                       LP to a bona fide
                                       purchaser, then each of the
                                       Co-Proponents shall be
                                       entitled to a right of
                                       first offer which shall
                                       enable such Entities to
                                       purchase such Equity
                                       Interests from JMB pro rata
                                       on terms offered by JMB. If
                                       the Co-Proponents, either
                                       singly or collectively, do
                                       not elect to purchase all
                                       of the Equity Interests
                                       offered by JMB within
                                       thirty (30) days of such
                                       offer, JMB shall have the
                                       right for ninety (90) days
                                       thereafter to sell all of
                                       such interests to any party
                                       provided that the sale
                                       price shall be at least 95%
                                       of the per interest price
                                       offered to the
                                       Co-Proponents.

JMB/245 Park
Member Option:                         JMB shall have the right to
                                       elect the JMB/245 Park Member
                                       Option if one or both of the
                                       JMB/245 Conditions are not
                                       true on the Effective Date.
                                       Notwithstanding the foregoing,
                                       JMB shall be required to
                                       inform the O&Y Affiliates
                                       prior to the thirtieth (30th)
                                       day after the Confirmation
                                       Date whether it will elect the
                                       JMB/245 Park Member Option if
                                       one or both of the JMB/245
                                       Conditions are not satisfied
                                       on the Effective Date.

                                       Under the JMB/245 Park Member
                                       Option, JMB shall exchange its
                                       general partner interest in
                                       245 Park Co. for a general
                                       partner interest in New 245
                                       Park LP in a percentage
                                       adjusted in a manner to be
                                       agreed upon to reflect the
                                       improved capital structure
                                       of New 245 Park LP as a
                                       result of implementing this
                                       Plan, in all events subject
                                       to fixed loan and
                                       preference amounts in the
                                       aggregate amount of
                                       $110,000,000 (plus interest
                                       from and after June 30,
                                       1996) in favor of Newco LP,
                                       which $110,000,000 will be
                                       allocated between loan and
                                       preference amounts in the
                                       same proportion as existing
                                       under the 245 Park Co.
                                       partnership agreement on
                                       the Effective Date. The
                                       loan amount will mature on
                                       December 31, 2004. Both the
                                       loan and preference amounts
                                       will accrue interest at a
                                       fixed rate equal to the
                                       blended fixed rate to be
                                       paid on the Aetna
                                       Restructured Mortgage Loan
                                       and the DKB Restructured
                                       Mortgage Loan or on any
                                       replacement financing. In
                                       all events, Newco LP or its
                                       designee shall be the
                                       managing agent of New 245
                                       Park LP with such rights as
                                       are contained in the
                                       partnership agreement for
                                       245 Park Co. (but without
                                       giving effect to JMB's
                                       rights under its consent to
                                       the Club Loan).

Sale of the 245
Park Property:                         New 245 Park LP, as the
                                       successor to title of 245 Park
                                       Avenue, shall be prohibited
                                       from selling, and the partners
                                       in New 245 Park LP shall be
                                       prohibited from causing the
                                       sale or other transfer of, 245
                                       Park Avenue prior to January
                                       2, 2000 without the prior
                                       consent of JMB, except that

                                       (a) JMB's consent shall not
                                       be required for any such
                                       sale in the event that such
                                       sale or transfer shall be
                                       either (i) an involuntary
                                       sale or transfer, including
                                       pursuant to a foreclosure,
                                       or (ii) a sale occurring on
                                       an emergency basis, the
                                       nature of such emergency
                                       basis to be agreed upon in
                                       the definitive
                                       documentation to be
                                       executed on or prior to the
                                       Effective Date, and (b) JMB
                                       shall have no such consent
                                       rights in the event that,
                                       in the reasonable
                                       determination of a
                                       financial advisor retained
                                       by Newco LP or its designee
                                       (the selection of such
                                       financial advisor to be
                                       reasonably satisfactory to
                                       JMB) to market any public
                                       or private transaction for
                                       Equity Interests in Newco
                                       LP, the existence of such
                                       consent rights or any other
                                       restriction on the sale of
                                       245 Park Avenue would have
                                       an adverse effect on the
                                       marketing of such equity
                                       transaction.

Allocation of Debt:                    JMB, as holder of a direct
                                       partner interest in 245
                                       Holding LP, which holds a
                                       direct partner interest in
                                       Newco LP, shall have a share
                                       of the liabilities of Newco LP
                                       for purposes of sections 704
                                       and 752 of the IRC as
                                       described in this paragraph.
                                       If requested by JMB, Newco LP
                                       and New 245 Park LP and/or its
                                       designee(s) shall adopt the
                                       "remedial allocation method"
                                       under Treasury Regulations
                                       section 1.704-3, with respect
                                       to 245 Park Avenue and Newco
                                       LP shall agree not to revoke
                                       or withdraw the remedial
                                       allocation method so long
                                       as Newco LP continues to
                                       own 245 Park Avenue (which
                                       shall be at least until
                                       January 2, 2000, as
                                       provided above). If such
                                       "remedial allocation
                                       method" is adopted, the
                                       partnership agreement for
                                       Newco LP will reflect that
                                       the partners intend that
                                       (i) upon consummation of
                                       the Plan, 245 Holding LP's
                                       share of Newco LP's
                                       liabilities secured by 245
                                       Park Avenue will be
                                       approximately $145,000,000
                                       (this assumes that, JMB's
                                       section 704(c) book/tax
                                       difference is $155,000,000
                                       on the Effective Date; to
                                       the extent that such
                                       book/tax difference is a
                                       different amount, 245
                                       Holding LP's share of Newco
                                       LP's liabilities secured by
                                       245 Park Avenue will change
                                       accordingly, as provided
                                       under applicable Treasury
                                       Regulations) and,
                                       subsequently, 245 Holding
                                       LP's liabilities secured by
                                       245 Park Avenue will be
                                       approximately $145,000,000
                                       (assuming JMB's section
                                       704(c) book/tax difference
                                       is $155,000,000 on the
                                       Effective Date with the
                                       adjustments as provided in
                                       this clause (i)) less only
                                       those reductions in 245
                                       Holding LP's share of
                                       liabilities required under
                                       the remedial allocation
                                       method under Treasury
                                       Regulations Section
                                       1.704-3), (ii) in addition
                                       to the liabilities
                                       described in clause (i),
                                       upon consummation of the
                                       Plan and subsequently (in
                                       accordance wit the remedial
                                       allocation method under
                                       Treasury

                                       Regulations Section
                                       1.704-3), 245 Holding LP's
                                       share of Newco LP's section
                                       752 liabilities shall be
                                       equal to the product of (A)
                                       the total amount of Newco
                                       LP's section 752
                                       liabilities described under
                                       Treasury Regulation Section
                                       1.752-3(a)(3) and (B) 245
                                       Holding LP's Class A
                                       percentage interest in
                                       Newco LP (clause (ii) is
                                       intended to provide for the
                                       allocation to 245 Holding
                                       LP of its share of Newco LP
                                       liabilities under Treasury
                                       Regulation section
                                       1.752-3(a)(3)) and (iii)
                                       all of such liabilities
                                       (described in clauses (i)
                                       and (ii)) will constitute
                                       and be reported as
                                       qualified nonrecourse
                                       financing (within the
                                       meaning of section
                                       465(b)(6) of the IRC).
                                       Based on existing law and
                                       regulations, in preparing
                                       any income tax return of
                                       Newco LP, 245 Holding LP
                                       and New 245 Park, there
                                       will be no attachment or
                                       statement that indicates
                                       that there is more than one
                                       activity for purposes of
                                       section 465 of the IRC.
                                       Notwithstanding anything to
                                       the contrary in this
                                       paragraph, (i) the
                                       partnership agreements for
                                       New 245 Park LP and 245
                                       Holding LP shall not be
                                       inconsistent with this
                                       paragraph and (ii) all of
                                       the statements and
                                       representations set forth
                                       in the section below
                                       entitled "Other Agreements"
                                       will be satisfied.

Other Agreement:                       The debt on 245 Park Avenue
                                       cannot be reduced below $145
                                       million prior to January 2,
                                       1999 without JMB's consent,
                                       which consent can be withheld
                                       in JMB's sole and absolute
                                       discretion. Thereafter,
                                       prior to January 2, 2003,
                                       the debt on 245 Park Avenue
                                       cannot be reduced below
                                       $145 million without JMB's
                                       consent (which consent can
                                       be withheld in JMB's sole
                                       and absolute discretion)
                                       except in the following
                                       circumstance (in which
                                       circumstance, JMB's consent
                                       shall not be required to a
                                       reduction of the debt on
                                       245 Park Avenue to the
                                       level of debt that is
                                       required by the transaction
                                       with the purchaser
                                       described immediately
                                       below):

                                             Newco is raising new equity

                                             through the sale of new equity

                                             interests and the purchaser(s)

                                             requires as a condition to the

                                             transaction that the debt on

                                             245 Park Avenue be reduced

                                             below $145 million and that
                                             the satisfaction of that

                                             specific condition, taking

                                             into account the prepayment

                                             penalty, if any, on the
                                             existing debt, will result in
                                             materially better terms (as
                                             reasonably determined by a
                                             nationally recognized

                                             independent investment and

                                             financial advisor reasonably

                                             satisfactory to JMB) for
                                             the equity sale by Newco than

                                             would otherwise result if the

                                             debt on 245 Park Avenue were

                                             not so reduced.

                                       If the debt on 245 Park Avenue
                                       is to be reduced below $145
                                       million in accordance with
                                       an equity sale transaction
                                       described immediately
                                       above, Newco shall not
                                       consummate such equity sale
                                       transaction unless (a)
                                       Newco arranges for the
                                       purchase, and offers to JMB
                                       the right to sell, all or
                                       any part of 245 Holding
                                       LP's direct interests in
                                       Newco LP at a gross price
                                       per interest that Newco is
                                       selling its new equity, and
                                       (b) JMB either declines to
                                       sell any of such direct
                                       interests in Newco LP or
                                       the equity sale transaction
                                       closes for the purchase and
                                       sale of the Newco LP
                                       interests that JMB has
                                       elected to sell.

                                       JMB shall have no consent
                                       rights with respect to the
                                       level of debt on 245 Park
                                       Avenue from and after
                                       January 2, 2003.

Management Fees and
Leasing Commissions:                   Newco LP or its designee will
                                       provide both property
                                       management and asset
                                       management services for 245
                                       Park Avenue and will be
                                       compensated out of cash flow
                                       as follows:  (i) a property
                                       management fee equal to 2% of
                                       collected gross revenues from
                                       existing leases and 1% of
                                       collected gross revenues from
                                       all leases signed in the
                                       future; (ii) an annual asset
                                       management fee equal to 0.5%
                                       of Gross Asset Value in the
                                       first two years after the
                                       Effective Date and .35% of
                                       Gross Asset Value thereafter;
                                       and (iii) leasing commissions
                                       for leasing transactions equal
                                       to (a) a full standard
                                       commission for leasing
                                       transactions if the tenant
                                       is not represented by an
                                       outside broker and (b) a
                                       50% override on commissions
                                       paid to outside brokers.

JMB Payments:                          Newco LP shall be obligated to
                                       pay, for a period of five (5)
                                       years after the Effective
                                       Date, a monthly payment in an
                                       amount equal to one-third of
                                       the property management fees
                                       for 245 Park Avenue payable to
                                       Newco LP or its designee (the
                                       "JMB/245 Park Payments");
                                       provided, however, that the
                                       JMB/245 Park Payments shall
                                       not, in any single year, be
                                       less than $400,000 or greater
                                       than $600,000; and provided,
                                       further, that the JMB/245 Park
                                       Payments shall not, in the
                                       aggregate for such five-year
                                       period, be less than
                                       $2,300,000.  The JMB/245 Park
                                       Payments shall be payable to
                                       JMB in all events, including
                                       in the event that Newco LP or
                                       its designee does not receive,
                                       for any reason, the fees
                                       referred to in the paragraph
                                       above.

Professional
Costs:                                 JMB shall be reimbursed for
                                       the costs and expenses
                                       (including fees and expenses
                                       of legal and accounting
                                       professionals) incurred in
                                       implementing the transactions
                                       contemplated by this section
                                       15.8.1 to a maximum amount of
                                       $375,000.

Releases:                              In addition to the releases
                                       provided in section 24 hereof,
                                       JMB and the O&Y Affiliates
                                       will execute and deliver
                                       mutual releases of Claims
                                       between JMB and the O&Y
                                       Affiliates, other than
                                       Claims and interests
                                       arising in connection with
                                       the transactions
                                       contemplated by this Plan.

          The distributions on account of the Equity Interests of JMB in 245 Park Co. provided in this section 15.8 shall be made in accordance with section 18.6 hereof.

                  15.8.2.           Equity Interests of Equityco,
                                    Equity GP, 245 Holding LP and
                                    245 Corp. in 245 Park Co.

          On the Effective Date and in accordance with the Restructuring Transactions, each holder of an Allowed Equity Interest in 245 Park Co., 245 Holding LP and 245 Corp., other than JMB, shall be distributed on account of such holder's Allowed Equity Interest, an Equity Interest in New 245 Park LP, subject to the rights of JMB to retain its partner interest in 245 Park Co., in certain instances, in accordance with section 15.8.1 hereof.

         SECTION 16.                PROVISIONS FOR TREATMENT OF
                                    CLAIMS AGAINST AND EQUITY
                                    INTERESTS IN TOWER B LEASECO.

16.1.             Priority Non-Tax Claims Against
                  Tower B Leaseco (Tower B Leaseco Class 1).

          On the Effective Date, in full satisfaction of the Allowed Priority Non-Tax Claims against Tower B Leaseco, each holder of an Allowed Priority Non-Tax Claim against Tower B Leaseco shall be distributed on account of such Allowed Priority Non-Tax Claim a payment in Cash equal to the amount of such holder's Allowed Priority Non-Tax Claim.

16.2.             Merrill Lynch/Tower B Leaseco Secured Claim
                  (Tower B Leaseco Class 2).

          On the Effective Date, in full satisfaction of the Allowed Merrill Lynch/Tower B Leaseco Secured Claim, Merrill Lynch shall be distributed a payment in Cash of $502,000.

16.3.             Insured Claims Against
                  Tower B Leaseco (Tower B Leaseco Class 3).

          On the Effective Date, each holder of an Insured Claim against Tower B Leaseco shall only be entitled to maintain actions against and obtain payment solely from an insurance company under an insurance policy or policies issued by such company to, or for the benefit of, Tower B Leaseco.

16.4.             General Unsecured Claims Against
                  Tower B Leaseco (Tower B Leaseco Class 4).

          On the Effective Date, after giving effect to the payment of Administrative Expense Claims against Tower B Leaseco and distributions required by section 16.1 hereof and the distribution to the Merrill Lynch Capital Fund in accordance with sections 4.4(b) and 16.2 hereof, and in full satisfaction of the Allowed General Unsecured Claims against Tower B Leaseco, each holder of an Allowed General Unsecured Claim against Tower B Leaseco shall be distributed the lesser of (a) a payment in Cash equal to the amount of such holder's Allowed General Unsecured Claim against Tower B Leaseco, if the Available Cash of Tower B Leaseco at the time is sufficient to fund such payment of all Allowed General Unsecured Claims against Tower B Leaseco, and (b) a payment in Cash equal to such holder's Ratable Proportion of the Available Cash of Tower B Leaseco on the Effective Date.

16.5.             Equity Interests in Tower
                  B Leaseco (Tower B Leaseco Class 5).

          On the Effective Date and in accordance with the Restructuring Transactions, each holder of an Allowed Equity Interest in Tower B Leaseco will receive no distribution on account of such Allowed Equity Interest in Tower B Leaseco.

         SECTION                    17. IDENTIFICATION OF CLASSES OF CLAIMS

                                        AND INTERESTS IMPAIRED AND NOT

                                        IMPAIRED UNDER THIS PLAN;

                                        ACCEPTANCE OR REJECTION OF THIS

                                        PLAN.

17.1.             Holders of Claims and
                  Equity Interests Entitled to Vote.

          Each holder of an Allowed Claim or an Allowed Equity Interest in an impaired class of Claims against or Equity Interests in the Debtors shall be entitled to vote separately to accept or reject this Plan.

          Each of Consolidated Devco Classes 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12, Consolidated Realty Corp. Classes 2, 3, 4, 5, 6, and 7, SF Holdings Classes 2 and 3, Devco Canada Classes 2, 3, and 4, Equity Canada Classes 2, 3, and 4, Consolidated OLP Classes 2, 3, 4, 5 and 6, Tower A Co. Classes 2, 3, 4, 5 and 6, Tower Corp. Classes 2 and 3, Consolidated 245 Classes 2, 3, 4, 5, 6, 7 and 8, and Tower B Leaseco Classes 2, 3 and 4 is impaired hereunder, and the holders of Claims or Equity Interests in such classes are entitled to vote on this Plan. In accordance with section 1126(g) of the Bankruptcy Code, each of Tower Corp. Classes 4 and 5 and Tower B Leaseco Class 5 is conclusively deemed to have rejected the Plan.

17.2.             Acceptance by Unimpaired Classes.

          Each of Consolidated Devco Class 1, Consolidated Realty Corp. Class 1, SF Holdings Class 1, Devco Canada Class 1, Equity Canada Class 1, Consolidated OLP Class 1, Tower A Co. Class 1, Tower Corp. Class 1, Consolidated 245 Class 1, and Tower B Leaseco Class 1 is unimpaired under this Plan, and each such Class is conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code.

17.3.             Elimination of Classes.

          Any class of Claims that is not occupied as of the date of the commencement of the Confirmation Hearing by an Allowed Claim or a Claim temporarily allowed under Rule 3018 of the Bankruptcy Rules shall be deemed deleted from this Plan for purposes of voting on this Plan, and for purposes of determining acceptance or rejection of this Plan by such class under section 1129(a)(8) of the Bankruptcy Code.

17.4.             Nonconsensual Confirmation.

          If any impaired class of Claims or Equity Interests shall not have accepted this Plan by the requisite statutory majorities provided in sections 1126(c) or 1126(d) of the Bankruptcy Code, as applicable, the Debtors and the Co-Proponents reserve the right to (a) request the Bankruptcy Court to confirm this Plan pursuant to section 1129(b) of the Bankruptcy Code, or (b) modify this Plan in accordance with section 25.2 hereof.

17.5.             Revocation of Plan.

          The Debtors and the Co-Proponents reserve the right to revoke and withdraw this Plan at any time prior to the Confirmation Date. If this Plan is so revoked or withdrawn, then this Plan shall be deemed null and void.


         SECTION 18.                MEANS OF IMPLEMENTATION.

          Each of the transactions required to implement the Plan shall be implemented in accordance with this section 18 and the Restructuring Transactions described in Schedule 18 hereto. The descriptions in this section 18 of the organizational and ownership structures, governance, and assets and liabilities of the Entities to be organized or reorganized under the Plan assumethat the transactions required to implement the Plan have been completed. All numbers used in this section 18 are estimates subject to adjustment prior to the Effective Date.

18.1.             Newco LP.

          The provisions of this section 18.1 relating to the provisions of the Newco LP partnership agreement (and such other provisions of the Plan describing the Newco Lp partnership agreement) shall be amended as set forth in Exhibit H hereto.

         18.1.1.           Organization, Capitalization
                           and Ownership of Newco LP.

          By the Effective Date, Newco LP will be organized as a Delaware limited partnership by the filing of a certificate of limited partnership with the Delaware Secretary of State. After taking into account the distributions to be made under this Plan, Managing GP will hold the General Partner Interest and a 1% Class B Interest in, and will be the sole general partner of, Newco LP; 245 Holding LP will hold a 5.4949% Class A Interest in Newco LP; and the remaining limited partner interests in Newco LP will be held, directly or indirectly, by the Co-Proponents, the holders of Allowed Unaffiliated Unsecured Claims, and the holders of Allowed General Unsecured Claims against Consolidated Realty Corp. In addition, the holders of Convertible Note Interests will have the right to convert such interests into Class A Interests, as described in section 7.11.1 hereof, pursuant to the Conversion Right. Each holder of a Class B Interest will have such interest automatically exchanged or converted for or into a Class A Interest as provided below. Until such time as a Class B Interest is so exchanged or converted, the holders thereof will not be entitled to any interest in respect of the assets of Newco LP other than those assets that relate to the Disputed SF Cash and/or the Disputed MCJV Recovery, as provided below.

          If and when Newco LP's ownership interest in the Disputed SF Cash ceases to be disputed by reason of the entry of an order of the Bankruptcy Court or another court of competent jurisdiction either (a) confirming Newco LP's ownership interest in the Disputed SF Cash or (b) approving an executed and delivered settlement agreement with Coopers & Lybrand OYDL, Inc./Limited, or any successor in interest to Coopers & Lybrand OYDL, Inc./Limited, Newco LP shall determine the amount of SF Cash remaining after deducting litigation costs and/or settlement amounts (the "Net SF Cash"). Within thirty (30) Business Days after the date of entry of such court order (the "SF Deadline"), each then outstanding Class B Interest shall automatically be exchanged or converted in a manner or mechanic set forth in the Newco LP Partnership Agreement for or into that percentage of Class A Interests determined by dividing (a) the Net SF Cash, by (b) the sum of (x) the Newco LP Reorganization Value plus (y) the Net SF Cash plus
(z) the aggregate value of all capital contributions and issuances of Class A Interests after the Effective Date (whether occurring pursuant to an exchange or conversion of Class B Interests or a conversion of Convertible
Note Interests). If, on the SF Deadline, an exchange or conversion of Class B Interests for or into Class A Interests has not already occurred by reason of a sale of the MCJV Lands as described in the next paragraph, the holders of Class B Interests shall continue to be entitled to participate in the value of the Disputed MCJV Recovery.

          If and when the Disputed MCJV Recovery ceases to be disputed and Newco LP executes and delivers a contract of sale of the MCJV Lands, Newco LP shall determine the amount of the net Cash proceeds of such sale, after deducting any litigation costs, settlement amounts and the amount required to be distributed to Bank of Nova Scotia in accordance with the Bank of Nova Scotia Settlement (the "Net MCJV Proceeds"). Within thirty (30) Business Days after the date of entry of an order of the Bankruptcy Court approving such sale (the "MCJV Deadline"), each then outstanding Class B Interest shall automatically be exchanged or converted in a manner or mechanic set forth in the Newco LP Partnership Agreement for or into that percentage of Class A Interests determined by dividing (a) the Net MCJV Proceeds, by (b) the sum of (x) the Newco LP Reorganization Value plus (y) the Net MCJV Proceeds plus (z) the aggregate value of all capital contributions and issuances of Class A Interests after the Effective Date (whether occurring pursuant to an exchange or conversion of Class B Interests or a conversion of Convertible Note Interests). If, on the MCJV Deadline, an exchange or conversion of Class B Interests for or into Class A Interests has not already occurred by reason of a resolution of the Disputed SF Cash as described in the immediately preceding paragraph, the holders of Class B Interests shall continue to be entitled to participate in the value of the Disputed SF Cash.

          Notwithstanding the foregoing, if, on the SF Deadline, an exchange or conversion of Class B Interests for or into Class A Interests has not already occurred by reason of a sale of the MCJV Lands, Newco LP shall deduct from the amount of Net SF Cash used in the formula described in the second preceding paragraph above (a) the litigation costs and other expenses of Newco LP expended in attempting to settle or litigate Claims relating to the Disputed MCJV Recovery and (b) the amount required to be deposited in a reserve to fund litigation costs and other expenses of Newco LP estimated to be expended by Newco LP in attempting to settle or litigate Claims relating to the Disputed MCJV Recovery. Any amounts to be reserved pursuant to clause (b) of the preceding sentence shall by subject to the approval of the Bankruptcy Court in connection with any order of the Bankruptcy Court confirming Newco LP's ownership interest in the Disputed SF Cash or approving an executed and delivered settlement agreement with Coopers & Lybrand OYDL, Inc./Limited.

          If, on the MCJV Deadline, an exchange or conversion of Class B Interests for or into Class A

Interests has not already occurred by reason of the resolution of the dispute relating to the Disputed SF Cash, Newco LP shall deduct from the amount of Net MCJV Proceeds used in the formula described in the second preceding paragraph above (a) the litigation costs and other expenses of Newco LP expended in attempting to settle or litigate Claims relating to the Disputed SF Cash and (b) the amount required to be deposited in a reserve to fund litigation costs and other expenses of Newco LP estimated to be expended by Newco LP in attempting to settle or litigate Claims relating to the Disputed SF Cash. Any amounts to bereserved pursuant to clause (b) of the preceding sentence shall by subject to the approval of the Bankruptcy Court in connection with any order of the Bankruptcy Court approving the sale of the MCJV Lands.

          On the Effective Date, Realty Corp. will transfer 100% of the outstanding stock of SF Holdings to Newco LP. On the Effective Date, SF Holdings will transfer all of its right, title and interest in the Disputed SF Cash to an independent third-party escrow agent postpetition pending the outcome of such dispute, subject to any related income tax. On the Effective Date, Newco LP, indirectly through its wholly owned subsidiary, Florida Equity Corp., a Florida corporation, will hold a 50% joint venture interest in MCJV.

                  18.1.2.           Assets and Liabilities of Newco LP.

          On the Effective Date, Newco LP will own, among other things, the following assets, free and clear of all Liens, Claims and encumbrances, subject to the potential adjustments described in sections 18.8 and 18.9 hereof:

                  100% of the outstanding stock of Devco GP
                  99% limited partner interest in New 245 Park LP 70.6666667% partner interest in New Tower A LP
                  98% limited partner interest and 1% general
                   partner interest in WFC Tower B Holding Co. LP
                  99% limited partner interest in New Tower D
                    Holding I LP
                  49.25% limited partner interest in Tower D Holding
                    II LP
                  99% general partner interest in 53 Holding
                    Company LP
                  99% limited partner interest in New Liberty Plaza
                    LP
                  100% of the fixed loan from New 245 Park LP
                  99% limited partner interest in Pennland LP
                  99% limited partner interest in WFC Retailco LP

                  100% of the outstanding stock of WFC Tower D GP
                    Corp.
                  100% of the outstanding stock of Florida Equity
                    Corp.
                  100% of the outstanding stock of SF Holdings

          On the Effective Date, Newco LP shall be a borrower or an obligor, as the case may be, under the Convertible Note, the deferred Cash payments to be provided to TIAA in accordance with the TIAA Settlement and certain of the Tax Notes to be issued under this Plan.

                  18.1.3.           Repayment of Withholding Advances.

          If a Withholding Advance on behalf of a partner or its assignee is made by Newco LP, such partner or assignee shall have thirty (30) Business Days within which to repay such advance in full in Cash. If such repayment is not timely made, Newco LP shall be entitled to deduct such amount and permanently adjust the interest of such partner or assignee accordingly. If Newco LP determines that it would have insufficient funds to make a Withholding Advance, Newco LP shall be entitled to require the partner for which the withholding requirement applies to pay the amount of such withholding requirement sufficiently in advance of the payment date to permit Newco LP to timely satisfy its withholding tax liability.

                  18.1.4.  Governance of Newco LP.

          The business and affairs of Newco LP will be managed by its sole general partner, Managing GP, acting by majority vote through its Board of Directors; provided, however, that action by Newco LP in respect of the following matters will require a supermajority vote (the percentage constituting such supermajority shall be agreed to by the Co-Proponents) of the Board of Directors of Managing GP:

          (i) a significant acquisition or business combination, or disposition of any Core Property;

          (ii) any issuance or purchase by any Entity controlled by Managing GP of any capital stock or any other Equity Interests (including any significant long-term debt refinancing involving the issuance of any capital stock or any other Equity Interests), except an issuance made in exchange for debt upon an actual or anticipated default on such debt where no other available alternative is acceptable to the creditor;

          (iii) any transaction between any Entity controlled by Managing GP and any related party (other than ordinary course transactions);

          (iv) the initial selection, and any removal or replacement, of Managing GP's Chief Executive Officer during the three-year period following the Effective Date; and

          (v) any amendment of the organizational documents of any Entity owned or controlled by Managing GP affecting cumulative voting in any election of directors or affecting any of the matters referred to in clauses (i) through (iv) of this section 18.1.4.

          The Co-Proponents will enter into a stockholders' agreement with respect to their ownership in and the governance of Managing GP, including, without limitation, an agreement with respect to the nomination and election of directors of Managing GP.

          Managing GP will have the exclusive power and authority to reorganize or restructure the ownership interests of Newco LP to permit an Entity qualifying as a real estate investment trust for federal income tax purposes to become a partner of Newco LP, including, in connection therewith, the power and authority to distribute such ownership interests and any associated contractual or other obligations of or held by Newco LP to Newco LP's partners.

18.2.             Ownership of Managing GP.

          On the Effective Date, the Co-Proponents will own 100% of the issued and outstanding capital stock of Managing GP which, in turn, will own the General Partner Interest and 1% of the Class B Interests in Newco LP. The General Partner Interest of Managing GP in Newco LP will be issued by Newco LP in partial consideration of the Co-Proponents' Capital Infusion and the Allowed Co-Proponent Unsecured Claims.

18.3.             Organization of Devco GP.

                  18.3.1.           Organization and Ownership of Devco GP.

          On the Effective Date, Equity GP will be merged with and into Devco GP, with Devco GP as the surviving corporation. On the Effective Date, Newco LP will own 100% of the outstanding common stock of Devco GP.

                  18.3.2.           Assets and Liabilities of Devco GP.

          On the Effective Date, Devco GP will own the following assets, free and clear of all Liens, Claims and encumbrances, subject to the potential adjustments described in sections 18.8 and 18.9 hereof:

                  100% of the outstanding stock of WFC Tower B
                    Finance Corp.
                  15% of the outstanding stock of Brunswash
                    Development Corp.
                  100% of the New OLP Corp. Class A Stock and New
                    OLP Corp. Class B Stock
                  100% of the New Tower A Corp. Class A Stock and
                    New Tower A Corp. Class B Stock
                  .9% general partner interest in 245 Holding LP
                  1% general partner interest in WFC Tower B Holding
                    Co. LP
                  100% of the 245 Corp. Class A Stock and the
                    245 Corp. Class B Stock
                  100% of the outstanding stock of Tower D Holding I
                    Corp.
                  50.75% general partner interest in New Tower D
                    Holding II LP
                  1% limited partner interest in 53 Holding Company
                    LP
                  100% of the outstanding stock of WFC Retailco
                    Holding Corp.
                  100% of the outstanding stock of Pennland GP
                    Corp.
                  33.33% joint venture interest in Federal Center
                    Associates

          On the Effective Date, Devco GP will have no material indebtedness.

                  18.3.3.           Capital Stock of Devco GP.

          On the Effective Date, the authorized capital stock of Devco GP shall consist only of common stock, in such amount and having the par value and other rights, privileges, limitations and restrictions as will be set forth in Devco GP's certificate of incorporation.

                  18.3.4.           Governance of Devco GP.

          On the Effective Date, the business and affairs of Devco GP will be managed by and under the direction of a board of directors elected by Newco LP, Devco GP's sole stockholder.

18.4.             Organization of Liquidating Corp.

          By the Effective Date, Liquidating Corp. will be organized as a Delaware corporation by the filing of a certificate of incorporation with the Delaware Secretary of State. The Co-Proponents will own 100% of the issued and outstanding Liquidating Corp. Shares.

                  18.4.1.           Assets and Liabilities
                                    of Liquidating Corp.

          On the Effective Date, Liquidating Corp. will own, among other things, the Equity Interests in the companies listed below, free and clear of all Liens, Claims and encumbrances unless, with respect to the assets listed below that are Entities, such Entities have been dissolved or otherwise eliminated prior to the Effective Date.

                  Amland Properties Corp.
                  Forum Properties Corp.
                  Hartford Park Associates
                  Izzard Corp.
                  Olympia (U.S.) Development Subsidiary Corp.
                  Olympia Center Holding Company, L.P.
                  Olympia & York Bryan Holding Company
                  Olympia & York Colorado Development Corp.
                  Olympia & York Communications, Inc.
                  Olympia & York Cypress Corp.
                  Olympia & York Denver Properties Corp.
                  Olympia & York Development Seattle Company
                  Olympia & York Fountain Plaza Company
                  Olympia & York Grampian Corp.
                  Olympia & York Homes Corp.
                  Olympia & York Jefferson Street Company
                  Olympia & York KOIN Center Company
                  Olympia & York Maiden Lane Company
                  Olympia & York Maiden Lane Finance Corp.
                  Olympia & York Mass Investment Corp.
                  Olympia & York Properties (Portland) Company
                  Olympia & York Southeast Equity Corp.
                  Olympia & York State Street Company
                  Olympia & York Tower B Lease Company
                  Olympia & York Water Street Company
                  Olympia & York & O&Y FEC Corp Joint Venture
                  Olympia & York 245 Lease Company
                  Olympia & York 320 G.O.T. Company

                  Olympia & York 320 Park Company
                  Orion Limited Partnership
                  OYCI Video, Inc.
                  O&Y Concord 60 Broad Street Company
                  O&Y Construction Corp.
                  O&Y Cypress Florida Inc.
                  O&Y Dalland Corp.
                  O&Y FEC Corp.
                  O&Y Hope Street, Inc.
                  O&Y I/S Guide Inc.
                  O&Y NY Building Corp.
                  O&Y Plaza Corp.
                  O&Y REUSA TALP Subsidiary Corp. O&Y WFC Maintenance Corp. O&Y-YBG Corp.
                  O&Y-YBG L.P.
                  O&Y 7 Hanover Leasing Company, L.P. O&Y 55 WS Lease Co.,
L.P.
                  O&Y 233 Park South Company, L.P.
                  O&Y 320 Park Corp.
                  Senior Associates
                  SYR Mall Corp.
                  Tremont Park Associates
                  WFC Tower Corp.
                  West 31st Street Associates
                  2 Broadway Associates
                  2 Broadway Associates L.P.
                  2 Broadway Land Company
                  60 Broad Street Management Corp.
                  125 Broad Street Company
                  11601 Holding Corp.
                  11601 Holdings, L.P.

Notwithstanding anything in this section 18.4.1, the transfer of the Equity Interests in O&Y Concord 60 Broad Street Company to Liquidating Corp. shall not in any way affect the Liens of Dragon relating to such Equity Interests; provided, however, that any Liabilities of the partners in O&Y Concord 60 Broad Street Company shall be released in accordance with this Plan.

                  18.4.2.           Governance of Liquidating Corp.

          From and after the Effective Date, the business and affairs of Liquidating Corp. will be managed by and under the direction of a board of directors, initially designated by the Co-Proponents. Thereafter, the composition of the board of directors of Liquidating Corp.

will be determined in accordance with the articles ofincorporation of Liquidating Corp.

                  18.4.3.           Funding of Liquidation Costs.

          On the Effective Date, Newco LP shall provide Liquidating Corp. with the Liquidation Funding Advance, which shall be a credit facility in a maximum amount of $1,000,000, which credit facility may drawn upon from time to time by Liquidating Corp., shall mature three years from the Effective Date, shall accrue interest at 15% per annum, and shall be recourse to Liquidating Corp.

18.5.             OLP Transactions.

                  18.5.1.           Reorganization of OLP Entities.

          By the Effective Date, New OLP Corp. will be organized as a Delaware corporation by the filing of a certificate of incorporation with the Delaware Secretary of State. The board of directors of New OLP Corp. will have at least five (5) directors. By the Effective Date, Devco GP and Devco will transfer their respective partnership interests in OLP Co. and Trinity Place Co. to Liberty Plaza Co., with OLP Co. and Trinity Place Co. being dissolved by reason of such transfers. Immediately thereafter, on the Effective Date, Liberty Plaza Co., as successor to the respective assets and Liabilities of OLP Co. and Trinity Place Co., will be reorganized as New Liberty Plaza LP, with New OLP Corp. as a 1% sole general partner and Newco LP as a 99% limited partner. Such partners shall be restricted from transferring or pledging their respective interests in New Liberty Plaza LP pursuant to a partnership agreement of New Liberty Plaza LP to be entered into by such partners as of the Effective Date.

                  18.5.2.           Execution of Sanwa/OLP
                                    Restructured Mortgage Loan Documents.

          On the Effective Date, Sanwa and New OLP Corp. and New Liberty Plaza LP will execute and deliver the Sanwa/OLP Restructured Mortgage Loan Documents.

                  18.5.3.           Bankruptcy Remote Structure.

          On the Effective Date and in accordance with section 12.2 hereof, New OLP Corp. will have two classes of stock, the New OLP Corp. Class A Stock and the New OLP Corp. Class B Stock, all of which will be held by Devco GP on the

Effective Date. All of the shares of New OLP Corp. Class B Stock shall be pledged by Devco GP to Sanwa to further secure the Sanwa/OLP Restructured Mortgage Loan. The New OLP Corp. Class B Stock pledged to Sanwa shall be entitled to elect one director of New OLP Corp., and Sanwa, as pledgee, shall be entitled to vote such shares. New OLP Corp. shall not be authorized under its certificate of incorporation to (a) commence a chapter 11 case or undertake other insolvency or reorganization proceedings, or cause New Liberty Plaza LP to do so, or (b) dissolve, in each case without the approval of Sanwa's director for so long as the Sanwa/OLP Restructured Mortgage Loan shall be outstanding. Sanwa's director shall not vote on any other issues. New Liberty Plaza LP and New OLP Corp. will agree not to file a bankruptcy petition if Sanwa declares a default or commences a foreclosure proceeding following a default, without the vote of the director elected by Sanwa, and such director shall have the sole right to authorize the filing of a plan of reorganization for New Liberty Plaza LP or New OLP Corp. in any bankruptcy proceeding that may be filed by New Liberty Plaza LP or New OLP Corp. If a bankruptcy petition is filed by or against New Liberty Plaza LP or New OLP Corp. at any time after the Effective Date, New Liberty Plaza LP and New OLP Corp. will be contractually obligated (a) to agree to a modification of the automatic stay to permit, at Sanwa's option, Sanwa to exercise its foreclosure and related rights, and (b) to enter into a cash collateral stipulation providing for the application of revenues in accordance with the cash management system at all times during the pendency of any bankruptcy proceeding, except that property management fees will be reduced by 50% and no asset management fees will be paid. In the event Sanwa files a motion for a modification of the automatic stay in accordance with the preceding sentence and such motion is denied by the Bankruptcy Court, neither New Liberty Plaza LP nor New OLP Corp. shall have the right to seek any extension of exclusivity in any such bankruptcy proceeding without the prior approval of Sanwa.

18.6.             245 Park Avenue Transactions.

                  18.6.1.           Organization and Ownership
                                    of 245 Holding LP.

          On the Effective Date, 245 Holding LP will be reconstituted as a Delaware limited partnership. If JMB does not elect the JMB/245 Park Member Option in accordance with section 15.8.1 hereof, JMB will a hold a 99% limited partner interest and Devco GP will hold a 1% general partner interest in 245 Holding LP. On the Effective Date, 245 Holding LP will hold a 5.4949% Class A Interest in Newco LP. At JMB's request, 245 Holding LP will be organized as a general partnership, unless the doing so shall cause or create an adverse tax consequence.

                  18.6.2.           Organization and Reorganization
                                    of Other 245 Park Avenue Entities.

          By the Effective Date, New 245 Park LP will be organized as a Delaware limited partnership by the filing of a certificate of limited partnership with the Delaware Secretary of State. Newco LP will hold a 99% limited partner interest and 245 Corp. will hold a 1% sole general partner interest in New 245 Park LP. Such partners will be restricted from transferring or pledging their respective interests in New 245 Park LP pursuant to a partnership agreement of New 245 Park LP to be entered into by such partners as of the Effective Date.

                  18.6.3.           Bankruptcy Remote Structure.

                  On the Effective Date and in accordance with section 15.3 hereof, 245 Corp. will have two classes of stock, the 245 Corp. Class A Stock and the 245 Corp. Class B Stock, all of which will be held by Devco GP on the Effective Date. All of the shares of 245 Corp. Class B Stock shall be pledged by Devco GP to Aetna to further secure the Aetna Restructured Mortgage Loan. The 245 Corp. Class B Stock pledged to Aetna. Aetna shall be entitled to elect one director of 245 Corp., and Aetna, as pledgee, shall be entitled to vote such shares. The board of directors of 245 Corp. will have at least five (5) directors. 245 Corp. will not be authorized under its certificate of incorporation to (a) commence a chapter 11 case or undertake other insolvency or reorganization proceedings, or cause New 245 Park LP to do so, or (b) dissolve, in each case without the approval of Aetna's director for so long as the Aetna Restructured Mortgage Loan remains outstanding. Aetna's director shall not vote on any other issues. The independent director shall consult with DKB prior to and in connection with any vote such director casts in such capacity. New 245 Park LP and 245 Corp. will agree not to file a bankruptcy petition if Aetna declares a default or commences a foreclosure proceeding following a default, without the vote of the director elected by Aetna, and such director shall have the sole right to authorize the filing of a plan of reorganization for New 245 Park LP and 245 Corp. in any bankruptcy proceeding that may be filed by New 245 Park LP and 245 Corp. If a bankruptcy petition is filed by or against New 245 Park LP or 245 Corp. at any time after the Effective Date, New 245 Park LP and 245 Corp. will be contractually obligated (a) to agree to a modification of the automatic stay to permit, at Aetna's option, Aetna to exercise its foreclosure and related rights, and (b) to enter into a cash collateral stipulation providing for the application of revenues in accordance with the cash management system at all times during the pendency of any bankruptcy proceeding, except that property management fees will be reduced by 50% and no asset management fees will be paid. In the event Aetna files a motion for a modification of the automatic stay in accordance with the preceding sentence and such motion is denied by the Bankruptcy Court, neither New 245 Park LP nor 245 Corp. shall have the right to seek any extension of exclusivity in any such bankruptcy proceeding without the prior approval of Aetna. In the event that the Aetna Restructured Mortgage Loan is satisfied at a time when the DKB Restructured Mortgage Loan remains outstanding, DKB shall be entitled to appoint an independent director of 245 Corp., which director shall replace, and shall serve in the same capacity as, Aetna's director and shall be entitled to the same indemnification rights as the director appointed by Aetna.

                  18.6.4.           Execution of Aetna Restructured
                                    Mortgage Loan Documents.

          On the Effective Date, Aetna and New 245 Park LP will execute and deliver the Aetna Restructured Mortgage Loan Documents.

                  18.6.5.           Execution of DKB Restructured
                                    Mortgage Loan Documents.

          On the Effective Date, DKB and New 245 Park LP will execute and deliver the DKB Restructured Mortgage Loan Documents.

                  18.6.6.           Execution of JMB
                                    Restructuring Documents.

          On the Effective Date, the JMB Restructuring Documents will be executed and delivered.

18.7.             Tower A Transactions.

                  18.7.1.           Organization of Tower A Entities.

          By the Effective Date, New Tower A Corp. will be organized as a Delaware corporation by the filing of a certificate of incorporation with the Delaware Secretary of State. The board of directors of New Tower A Corp. will have at least five (5) directors. By the Effective Date, New Tower A LP will be organized as a Delaware limited partnership by the filing of a certificate of limited partnership with the Delaware Secretary of State. New Tower A LP will have TALP as a 26.2626263% limited partner, Newco LP as a 70.6666667% limited partner and New Tower A Corp. as a 3.070707% sole general partner. Such partners will be restricted from transferring or pledging their respective interests in New Tower A LP pursuant to the partnership agreement of New Tower A LP to be entered into by such partners as of the Effective Date.

                  18.7.2.           Execution of Sanwa/Tower A
                                    Restructured Mortgage Loan Documents.

                  On the Effective Date, Sanwa and New Tower A LP will execute and deliver the Sanwa/Tower A Restructured Mortgage Loan Documents.

                  18.7.3.           Bankruptcy Remote Structure.

          On the Effective Date and in accordance with section 13.2 hereof, New Tower A Corp. will have two classes of stock, the New Tower A Corp. Class A Stock and the New Tower A Corp. Class B Stock, all of which will be held by Devco GP on the Effective Date. All of the shares of New Tower A Corp. Class B Stock shall be pledged by Devco GP to Sanwa to further secure the Sanwa/Tower A Restructured

Mortgage Loan. The New Tower A Corp. Class B Stock pledged to Sanwa shall be entitled to elect one director of New Tower A Corp., and Sanwa, as pledgee, shall be entitled to vote such shares. New Tower A Corp. shall not be authorized under its certificate of incorporation to (a) commence a chapter 11 case or undertake other insolvency or reorganization proceedings, or cause New Tower A LP to do so, or (b) dissolve, in each case without the approval of Sanwa's director for so long as the Sanwa/Tower A Restructured Mortgage Loan remains outstanding. Sanwa's director shall not vote on any other issues. New Tower A LP and New Tower A Corp. will agree not to file a bankruptcy petition if Sanwa declares a default or commences a foreclosure proceeding following a default, without the vote of the director elected by Sanwa, and such director shall have the sole right to authorize the filing of a plan of reorganization for New Tower A LP or New Tower A Corp. in any bankruptcy proceeding that may be filed by New Tower A LP or New Tower A Corp. If a bankruptcy petition is filed by or against New Tower A LP or New Tower A Corp. at any time after the Effective Date, New Tower A LP and New Tower A Corp. will be contractually obligated (a) to agree to a modification of the automatic stay to permit, at Sanwa's option, Sanwa to exercise its foreclosure and related rights, and (b) to enter into a cash collateral stipulation providing for the application of revenues in accordance with the cash management system at all times during the pendency of any bankruptcy proceeding, except that property management fees will be reduced by 50% and no asset management fees will be paid. In the event Sanwa files a motion for a modification of the automatic stay in accordance with the preceding sentence and such motion is denied by the Bankruptcy Court, neither New Tower A LP nor New Tower A Corp. shall have the right to seek any extension of exclusivity in any such bankruptcy proceeding without the prior approval of Sanwa.

18.8.             Tower B Transactions.

                  18.8.1.           Reorganization of Tower B Entities.

          On the Effective Date, Tower B Co. and Tower B Holding I will be dissolved and reconstituted as New York general partnerships and will bear the same names. Pursuant to the Restructuring Transactions, BPHI will own indirectly (through Tower B Co. and Tower B Holding I) a portion of the Class A Interests. On the Effective Date, WFC Tower B Co. LP, a Delaware limited partnership, will be formed by the filing of a certificate of limited partnership with the

Delaware Secretary of State. In accordance with the Restructuring Transactions, WFC Tower B Co. LP will own Tower B. Newco LP will own indirectly (through WFC Tower B Holding Co. LP) a 99% limited partner interest in WFC Tower B Co. LP. The 1% general partner interest in WFC Tower B Co. LP will be owned by WFC Tower B GP Corp., a subsidiary wholly owned by one or more of the Co-Proponents. The partners in WFC Tower B Co. LP shall be restricted from transferring or pledging their respective interests in WFC Tower B Co. LP pursuant to a partnership agreement of WFC Tower B Co. LP to be entered into by such partners as of the Effective Date; provided, however, that such restrictions (other than any restrictions reasonably acceptable to the representative of the holder(s) of the Zero Coupon Note) will not apply to any interests in WFC Tower B Co. issued pursuant to, and in satisfaction of, the Zero Coupon Note, unless prior to such issuance, the general partner of WFC Tower B Co. and the representative of the holder(s) of the Zero Coupon Note reasonably determine that such restrictions are necessary to permit WFC Tower B Co. to lack free transferability of interests for purposes of being classified as a partnership for federal income tax purposes. The partnership agreement for WFC Tower B Co. LP and WFC Tower B Holding Co. LP will be in scope and substance necessary to effect the ML Lease Securitization (as defined in the Tower B Co. Plan). Notwithstanding the foregoing, to the extent required to effect the ML Lease Securitization (as defined in the Tower B Co. Plan), Tower B Co. and Tower B Holding I may be reorganized as limited liability companies, not limited partnerships, having the same ownership structure as set forth in this section 18.8.1 and/or the ownership structure of Tower B Co. and its direct and indirect partners may be revised.

18.9.             Tower D Transactions.

                  18.9.1.           Ownership of Tower D.

          On the Effective Date, Tower D Co. and Tower D Holding I will each be reconstituted as Delaware limited partnerships named WFC Tower D Co. LP and New Tower D Holding I LP, respectively, by the filing of certificates of limited partnership with the Delaware Secretary of State. Tower D Holding II will be reconstituted as a Delaware limited partnership named New Tower D Holding II LP. By the Effective Date, WFC Tower D GP Corp. will be organized as a Delaware corporation by the filing of a certificate of incorporation with the Delaware Secretary of State. The board of directors of WFC Tower D GP Corp. will have at least five (5) directors. Newco LP will own all of the outstanding stock of WFC Tower D GP Corp. WFC Tower D Co. LP will own Tower D. New Tower D Holding I LP will hold a 48% limited partner interest, New Tower D Holding II LP will hold a 2% limited partner interest, WFC Tower D GP Corp. will hold a 1% general partner interest, Merrill Lynch Tower D Partner will hold a 48.1% limited partner interest, and an affiliate of Merrill Lynch Tower D Partner will hold a .9% general partner interest in WFC Tower D Co. LP. Newco LP will hold a 99% limited partner interest and Tower D Holding I Corp. will hold a 1% sole general partner interest in New Tower D Holding I LP. Such partners shall be restricted from transferring or pledging their respective partner interests in New Tower D Holding I LP pursuant to a partnership agreement of New Tower D Holding I LP to be entered into by such partners as of the Effective Date. Newco LP will hold a 49.25% limited partner interest and Devco GP will hold a 50.75% sole general partner interest in New Tower D Holding II LP. The board of directors of Tower D Holding I Corp. will have at least five (5) directors. Notwithstanding the foregoing, to the extent required to effect the refinancing of Tower D, Tower D Co. and Tower D Holding I may be reorganized as limited liability companies, not limited partnerships, having the same ownership structure as set forth in this section 18.9.1 and/or the ownership structure of Tower D Co. and its direct and indirect partners may be revised.

                  18.9.2.  Tower D Refinancing.

          On the Effective Date, the Tower D Financing Documents shall be executed and delivered.

18.10.            WFC Retailco Holding Corp. and WFC Retailco LP.

          By the Effective Date, WFC Retailco Holding Corp. will be organized as a Delaware corporation by the filing of a certificate of incorporation with the Delaware Secretary of State. Devco GP will hold 100% of the outstanding stock of WFC Retailco Holding Corp. The board of directors of WFC Retailco Holding Corp. will have at least five (5) directors. By the Effective Date, WFC Retailco LP will be organized as a Delaware limited partnership by the filing of a certificate of limited partnership with the Delaware Secretary of State. Newco LP will hold a 99% limited partner interest and WFC Retailco Holding Corp. will hold a 1% general partner interest in WFC Retailco LP. Such partners will be restricted from transferring or pledging their respective interests in WFC Retailco LP pursuant to a partnership agreement of WFC Retailco LP to be entered into by such partners as of the Effective Date.

18.11.            Transfers in Furtherance of the Plan.

          Prior to the proposal of, and in furtherance of, this Plan, the Non-Core Properties listed below were either returned to lenders in exchange for debt forgiveness or sold to third parties:

                  One Corporate Center
                  One Financial Plaza
                  Wood Ranch
                  1999 Bryan Street
                  Cypress Creek
                  KOIN Center
                  320 Park Avenue
                  Winter Park
                  Plaza Olympia
                  Place Chino Hills
                  400 South Hope Street
                  La Santa Maria
                  1250 Broadway

18.12.            Co-Proponents' Capital Infusion.

          On the Effective Date, subject to the satisfaction or waiver of the conditions precedent set forth in section 22.2 hereof, the Co-Proponents shall contribute to the capital of Newco LP $75,000,000 in Cash. Notwithstanding the foregoing, the Co-Proponents' Capital Infusion is subject to the internal approvals (to the extent required) of the Co-Proponents, confirmation of receipt of which is to be provided by the Co-Proponents to the Debtors at or prior to the hearing to approve the Disclosure Statement.

18.13. Restrictions on Transferability and Assignability of Class A Interests and Class B Interests and on Admission of Substitute Partners; Tag-Along Rights.

          The Newco LP Partnership Agreement will prohibit a partner of Newco LP from assigning its partner interest in Newco LP to an assignee that is not a "United States person" (within the meaning of section 7701(a)(30) of the IRC), without the prior written consent of Managing GP, which consent shall be granted unless Managing GP determines that the withholding obligations to which Newco LP reasonably may be expected to be subject as a result of the ownership of such partner interest by such assignee, when taken together with such withholding obligations with respect to all other Newco LP partner interests held by non-United States persons, would have a material adverse effect on the ability of Newco LP and its Affiliates to satisfy their debt service requirements and other contractual obligations and operational requirements.

          Notwithstanding any other provision of this Plan, the Newco LP Partnership Agreement will prohibit any direct or indirect transfer of any partner interest that would result in a "termination" of Newco LP under section 708 of the IRC, without the prior written consent of Managing GP.

          The Newco LP Partnership Agreement will require that Managing GP (and any successor general partner) maintain at least a 1% general partner interest in the capital of, and in all items of income, gain, loss, deduction and credit of, Newco LP.

          The Newco LP Partnership Agreement will prohibit Managing GP's withdrawal from Newco LP in certain circumstances and also will prohibit the admission of an assignee of a partner interest in Newco LP (including a permitted assignee who is a non-United States person) as a substitute partner of Newco LP without the consent of a majority in interest of the non-transferring partners (after taking into account the exercise of tag-along rights). Pending the assignee's admission as a substitute partner of Newco LP, and upon receipt of written notice by Managing GP of the transfer, the assignee shall be entitled to share in all allocations and distributions of Newco LP (including liquidating distributions) on the same basis as a partner. Unless and until the assignee is admitted as a substitute partner of Newco LP, the assignee shall not be entitled to exercise any other rights of a partner of Newco LP, including the right to vote on any matter submitted to the partners for approval, and the assignor shall retain the right to vote the partner interests so assigned; provided, however, that such restriction on substitution will not apply with respect to any permitted assignee of a Class A Interest distributed to holders of Unaffiliated Unsecured Claims or JMB pursuant to the Plan or upon conversion of the Convertible Note Interests, unless prior to the Effective Date the Co-Proponents, on the one hand, and the Creditors' Committee or JMB, on the other hand (as the case may be), reasonably determine that such restriction is necessary to permit Newco LP to lack free transferability of interests for purposes of being classified as a partnership for federal income tax purposes; and, provided, further, that the Newco LP Partnership Agreement will provide for the elimination of such restriction on substitution with respect to all permitted assignees in the event that Treasury Regulations are adopted to replace or supplement, with an elective regime, the existing Treasury Regulations for classifying certain business organizations, and such elimination or supplementation does not adversely affect the partnership status of Newco LP from its inception.

          In addition, the Newco LP Partnership Agreement will provide for tag-along rights as follows. If any holder of Equity Interests in Newco LP (alone or together with any other such holder) proposes to sell (in such capacity, the "Selling Holder") a Controlling Interest in Newco LP to a third party investor pursuant to a bona fide offer, the Selling Holder will give each other holder of Equity Interests in Newco LP written notice of such proposed sale (the "Tag-Along Notice"), and each such other holder will have the right (subject to the restrictions on transfer and the provisions on assignees' rights in the first four paragraphs of this section 18.13) to participate in such proposed sale on the same terms and conditions offered by such investor. The Tag-Along Notice will be required to set forth (i) the identity of the third party investor, (ii) the total percentage of Equity Interests in Newco LP proposed to be sold by the Selling Holder to such investor, (iii) the purchase price for such interests (which may only be paid in cash) and (iv) the other material terms of such proposed sale. Such right to participate in the proposed sale will be exercisable by written notice to the Selling Holder given not later than ten (10) days after receipt of a Tag-Along Notice, which written notice must set forth the percentage of Equity Interests in Newco LP proposed to be sold by the holder exercising such right, which percentage may be equal to or less than the total percentage of Equity Interests held by the Selling Holder and proposed to be sold by the Selling Holder to the third-party investor (the "Exercising Tag-Along Holder"). The percentage of Equity Interests in Newco LP to be sold in such proposed sale by any participating holder of Equity Interests in Newco LP (including the Selling Holder) will be determined by multiplying the total percentage of Equity Interests in Newco LP originally proposed to be sold by the Selling Holder (which total percentage of Equity Interests in Newco LP may be increased, in the third party investor's discretion, so as to allow the sale of the total percentage of Equity Interests in Newco LP originally proposed to be sold by the Selling Holder together with the total percentage of Equity Interests in Newco LP proposed to be sold by all of the Exercising Tag-Along Holders as set forth in their exercise notices) by a fraction, the numerator of which will be the percentage of Equity Interests in Newco LP proposed to be sold by such participating holder and the denominator of which will be the total percentage of Equity Interests in Newco LP originally proposed to be sold by the Selling Holder together with the total percentage of Equity Interests in Newco LP proposed to be sold by all of the Exercising Tag-Along Holders as set forth in their exercise notices.

          If the Selling Holder proposes to sell less than a Controlling Interest but at least 35% of the total Equity Interests in Newco LP to a third party investor pursuant to a bona fide offer, the Selling Holder will give each other holder of at least 4% of the total Equity Interests a Tag-Along Notice, and each such other holder will have the right (subject to the restrictions on transfer and the provisions on assignees' rights in the first four paragraphs of this section 18.13) to participate in such proposed sale on the same terms and conditions offered by such investor. Such right will be exercisable in the same manner and within the same period as described in the immediately preceding paragraph. In addition, the percentage of Equity Interests in Newco LP to be sold by any participating holder (including the Selling Holder) will be determined in the same manner as described in the immediately preceding paragraph. In the event a holder of Equity Interests in Newco LP entitled to tag-along rights in accordance with this section 18.13 exercises such rights and the purchaser purchases a portion, but not all, of such holder's Equity Interests in Newco LP pursuant to this section 18.13, such holder shall thereafter continue to be entitled to tag-along rights to sell its remaining Equity Interest in Newco LP in connection with a sale of less than a Controlling Interest but at least 35% of the total Equity Interests in Newco LP notwithstanding that, at the time of such sale, such holder holds less that 4% of the total Equity Interests of Newco LP.

          In connection with the foregoing rights, notwithstanding the terms of the fourth paragraph of this section 18.13, JMB will be provided with an opportunity to exchange its Equity Interests in 245 Holding LP for Class A Interests to allow it to participate in any proposed sale by a Selling Holder giving rise to such rights (on the same terms and subject to the same conditions applicable to the other holders of Class A Interests (including the 4% minimum percentage ownership requirement described in the immediately preceding paragraph)), provided that any tax or other cost of doing so will be borne by JMB. If JMB does not make any such exchange, it still may exercise the foregoing rights (subject to the restrictions on transfer and the provisions on assignees' rights in the first four paragraphs of this section 18.13) and participate in any such proposed sale (on the same terms and subject to the same conditions as if it were a direct holder of Class A Interests) if and only to the extent that the third party investor agrees to purchase JMB's Equity Interests in 245 Holding LP (the percentage of such Equity Interests and the 4% minimum percentage ownership requirement to be determined as if such interests had been exchanged for Class A Interests). If, after the Effective Date, 245 Holding LP's ownership interest in Newco LP falls below 4% solely by reason of a subsequent issuance of equity or securities exchangeable for or convertible into equity of Newco LP, JMB shall be entitled to tag-along rights notwithstanding the 4% minimum percentage ownership requirement.

18.14.            Letter of Credit Transactions.

          On the Effective Date, Newco LP and Sterling National will execute and deliver the Sterling National Amended and Restated
Reimbursement Agreement.

18.15.            Execution of CIBC Amended and
                  Restated Lost Note Indemnity Agreement.

          On the Effective Date, Newco LP and CIBC will execute and deliver the CIBC Amended and Restated Lost Note Indemnity Agreement.

18.16.            Abandonment of Interest in Olympia &
                  York (U.S.) Holdings Company, L.P.

          By the Effective Date, Realty Corp., as a Debtor and a Debtor in Possession, shall abandon its Equity Interest in U.S. Holdings to U.S. Holdings.

18.17.            Distributions under this Plan.

          Except as provided herein and in the January 12th Settlement Agreement, on the Effective Date, the Disbursing Agent shall make, or shall make adequate reserve for, the distributions required to be made under this Plan.

         SECTION 19.      PROVISIONS GOVERNING DISTRIBUTIONS.

19.1.             Date of Distributions.

          Any distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon as practicable thereafter. If any payment or act under this Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

19.2.             Delivery of Distributions.

          Subject to Rule 9010 of the Bankruptcy Rules, distributions to holders of Allowed Claims and Allowed Equity Interests shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by the address set forth on proofs of claim or proofs of equity interest filed by such holders (or at the last known address of such a holder if no proof of claim or proof of equity interest is filed or if the Debtors have been notified in writing of a change of address). If any distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest. Amounts in respect of any undeliverable distributions made through a Disbursing Agent shall be returned to the Disbursing Agent making such distribution until such distribution is claimed. If no proofs of claim are filed and the Schedules filed with the Bankruptcy Court fail to state addresses for holders of Allowed Claims, such Allowed Claims shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the first date on which delivery of that distribution was reasonably attempted pursuant hereto. After such date, all unclaimed property shall be transferred to Newco LP and the Claim of any holder to such property shall be discharged and forever barred.

19.3.             Time Bar to Cash Payments.

          Checks issued by the Disbursing Agent on account of Allowed Claims shall be null and void if not negotiated within sixty (60) days after the date of issuance thereof.

Requests for reissuance of any check shall be made in writing directly to the Disbursing Agent by the holder of the Allowed Claim with respect to which such check originally was issued. Any Claim in respect of such a voided check shall be made in writing on or before the later of the second anniversary of the Effective Date or ninety (90) days after the date of issuance of such check. After such date, all Claims in respect of void checks shall be discharged and forever barred.

19.4.             Manner of Payment Under this Plan.

          At the option of the Debtors, any Cash payment to be made by any of the Debtors pursuant to this Plan may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

19.5.             Cap on Distributions.

          In no event shall a holder of an Allowed Claim or an Allowed Equity Interest receive a distribution on account of such Allowed Claim or Allowed Equity Interest of a value, as of the Confirmation Date, greater than such Allowed Claim or Allowed Equity Interest.

         SECTION 20.      PROCEDURES FOR RESOLVING AND TREATING
                          DISPUTED CLAIMS UNDER THIS PLAN.

20.1.             Prosecution of Objections.

          On or before the Confirmation Date, the Debtors shall notify each holder of a Claim filed with the Bankruptcy Court with respect to which any of the Debtors disputes liability in whole or in part on such Claim if the Debtors have not notified such holder of such dispute before such date. Prior to the Effective Date, the Debtors will be responsible for pursuing any objection to the allowance of any such Claim with respect to which such notice was provided. From and after the Effective Date, Newco LP will be responsible for pursuing any objection to the allowance of any such Claim with respect to which such notice was provided. Newco LP may compromise and settle any objections to Claims after notice and a hearing, subject to any objections to such settlement that may be interposed. The Bankruptcy Court may approve any compromises and settlements in accordance with Rule 9019(a) of the Bankruptcy Rules. Unless otherwise provided herein or ordered by the Bankruptcy Court, all objections to Claims shall be served by the Claims Objection Deadline.

20.2.             No Distributions Pending Allowance.

          Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of the portion of such Claim that is a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim, but the payment or distribution provided hereunder shall be made on account of the portion of such Claim that is an Allowed Claim.

20.3.             Claims Reserves.

                  20.3.1.     Disputed Claims Cash Reserve.

          On the Effective Date, the Disbursing Agent shall deposit in one or more segregated accounts as the Disputed Claims Cash Reserve an amount of Cash required to pay in full all Disputed Administrative Expense Claims and Disputed Priority Non-Tax Claims. With respect to Disputed Claims in SF Holdings Class 2, Devco Canada Class 3, Equity Canada Class 3, Consolidated OLP Class 5, Tower A Co. Class 5, Consolidated 245 Class 7 and Tower B Leaseco Class 3, the Disbursing Agent shall reserve, on account of the Disputed Claims in such Classes, that amount of Cash required to provide distributions on account of such Disputed Claims as if such Disputed Claims were Allowed Claims on the Effective Date. The Cash held in the Disputed Claims Cash Reserve, together with any net earnings thereon, shall be held in trust for the benefit of holders of such Disputed Claims pending determination of their entitlement thereto. The Disbursing Agent will establish a reserve for Disputed Priority Tax Claims only if directed by order of the Bankruptcy Court.

                  20.3.2.           Subclass 7.11.1 Disputed
                                    Claims Debt/Equity Escrow.

          On the Effective Date, the Disbursing Agent shall transfer to the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow an amount of Class A Interests that would be distributable on account of the aggregate amount of Disputed Claims in section 7.11.1 as if they were Allowed Unaffiliated Unsecured Claims in their respective Maximum Allowable Amounts on the Effective Date. In addition, on the Effective Date, the Disbursing Agent shall transfer to the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow the Disputed Claims Convertible Note Interests, which will constitute that number of the Convertible Note Interests which is equal to the amount that would be distributable on account of the aggregate amount of Disputed Claims in section 7.11.1 as if they were Allowed Unaffiliated Unsecured Claims in their respective Maximum Allowable Amounts on the Effective Date. The Disbursing Agent shall serve as the escrow agent for the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow. Dividends, distributions, interest payments and other payments payable on such Class A Interests and the Disputed Claims Convertible Note Interests shall be paid into the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow. The Class A Interests and the Disputed Claims Convertible Note Interests (and any proceeds or net earnings thereon) held in the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow shall be held in trust for the holders of Disputed Claims as of the Effective Date in section 7.11.1 pending determination of their entitlement thereto. Each holder of a Disputed Claim as of the Effective Date in section 7.11.1 entitled to be distributed Class A Interests and Convertible Note Interests shall not have the rights of holders (including voting rights) with respect to such interests until such time, if any, that such interests are released to such holder in accordance with section 20.4 hereof.

          For all purposes, but subject to the remainder of this paragraph, the Disbursing Agent, as escrow agent, shall be deemed the holder of all Cash, securities and other interests held in the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow pending their release therefrom; provided, however, that (a) the Disbursing Agent shall abstain from exercising any and all voting rights in respect of the interests held in the Subclass
7.11.1 Disputed Claims Debt/Equity Escrow unless otherwise ordered by the Bankruptcy Court on motion of a holder of a Disputed Claim as of the Effective Date that, if Allowed, would receive distributions as a Claim in Consolidated Devco Class 7.11 and (b) with respect to each opportunity to exercise any right regarding the Convertible Note Interests, the Disbursing Agent shall be deemed to have exercised all such rights regarding the Convertible Note Interests held in the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow (including, without limitation, with respect to amendments, waivers, enforcement of remedies, acceptances of non-mandatory pre-payments and conversions in response to mandatory or non-mandatory notices of pre-payments, but solely to the extent of same) in the same manner and proportion as the acceptances, enforcement and/or conversions (as applicable) made by the actual holders of the Convertible Note Interests entitled to exercise such right; provided further that, unless otherwise ordered by the Bankruptcy Court upon motion of a holder of a Disputed Claim as of the Effective Date in subclass 7.11.1, the Disbursing Agent shall not exercise any conversion rights relating to the Convertible Note Interests other than as specifically described above in response to and to the extent of mandatory or non-mandatory notices of pre-payments.

                  20.3.3.           Class 8.6 Disputed
                                    Claims Equity Escrow.

          On the Effective Date, the Disbursing Agent shall transfer to the Class 8.6 Disputed Claims Equity Escrow an amount of Class A Interests and Class B Interests that would be distributable in accordance with the Restructuring Transactions and section 8.6 hereof on account of the aggregate amount of Disputed Claims in Consolidated Realty Corp. Class 6 as if they were Allowed Claims in their respective Maximum Allowable Amounts on the Effective Date. The Disbursing Agent shall serve as the escrow agent for the Class 8.6 Disputed Claims Equity Escrow. Dividends, distributions and other payments payable on such Class A Interests and Class B Interests shall be paid into the Class 8.6 Disputed Claims Equity Escrow. The Class A Interests and Class B Interests (and any proceeds or net earnings thereon) held in the Class 8.6 Disputed Claims Equity Escrow shall be held in trust for the holders of Disputed Claims in Consolidated Realty Corp. Class 6 pending determination of their entitlement thereto and all holders of previously Allowed Claims in Consolidated Realty Corp. Class 6. Each holder of a Disputed Claim in Class 8.6 entitled to be distributed Class A Interests and Class B Interests shall not have the rights of holders (including voting rights) with respect to such interests until such time, if any, that such interests are released to such holder in accordance with section 20.4. hereof.

          For all purposes, but subject to the remainder of this paragraph, the Disbursing Agent, as escrow agent, shall be deemed the holder of all Cash, securities and other interests held in the Class 8.6 Disputed Claims Equity Escrow pending their release therefrom; provided, however, that the Disbursing Agent shall abstain from exercising any and all voting rights in respect of the interests held in the Class 8.6 Disputed Claims Equity Escrow unless otherwise ordered by the Bankruptcy Court on motion of a holder of a Disputed Claim that, if Allowed, would receive distributions as a Claim in Consolidated Realty Corp. Class 6.

                  20.3.4.  Funding of Costs of the Claims Reserves.

          The Disbursing Agent shall maintain a reserve within the Disputed Claims Cash Reserve, the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow and the Class 8.6 Disputed Claims Equity Escrow to fund the payment of all taxes payable by such reserves and escrow accounts in respect of earnings chargeable to the relevant reserve or escrow and all reasonable and customary out-of-pocket costs and expenses of maintaining the reserves and escrows; provided, however, that the reserves shall not be charged for attorneys' fees and other similar costs associated with prosecuting Disputed Claims. The Disbursing Agent shall pay, or cause to be paid, out of the funds held in such reserve and escrow accounts, any such taxes. The Disbursing Agent shall also file or cause to be filed any tax or information returns related to the Disputed Claims Cash Reserve, the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow and the Class 8.6 Disputed Claims Equity Escrow that are required by any governmental unit. In the event a reserve established pursuant to this section 20 does not have sufficient Cash to make the required tax payments described in the first sentence of this section 20.3.4, Newco LP shall provide such reserve with a Tax Advance. If and when a claimant (whether by reason of a Disputed Claim becoming an Allowed Claim or by reason of a Catch-Up Cash Distribution) becomes entitled to a distribution in Cash from a reserve, the holder of such Allowed Claim shall be charged such holder's pro rata portion of the Tax Advance and the Disbursing Agent shall be entitled to withhold from such holder's distribution the amount required to pay such pro rata portion of the Tax Advance. If and when a claimant (whether by reason of a Disputed Claim becoming an Allowed Claim or by reason of a Catch-Up Equity Distribution) becomes entitled to a distribution of an interest or share from a reserve, the holder of such Allowed Claim shall have thirty (30) Business Days in which to pay in Cash such holder's pro rata portion of the Tax Advance. If a payment in full in Cash is not received in such thirty (30) day period, Newco LP shall be entitled to reduce and permanently adjust the partner interests otherwise distributable to such holder, accordingly.

20.4.             Distributions After Allowance.

          Payments and distributions to each holder of a Disputed Claim or any other Claim that is not an Allowed Claim, to the extent that such Claim ultimately becomes an Allowed Claim, shall be made in accordance with the provisions of this Plan, including the provision governing the class of Claims in which such Claim is classified. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or any other Claim that is not an Allowed Claim becomes a Final Order, the Disbursing Agent shall distribute to the holder of such Claim any payment or property that would have been distributed to such holder if the Claim had been an Allowed Claim on the Effective Date, plus any payments or other distributions that would have been made on account of such Allowed Claim from the Effective Date through such date, plus the portion of the net earnings attributable thereto, less any amounts or distribution permitted to be deducted or withheld pursuant to this section 20 and section 18 hereof.

20.5.             Distributions After Disallowance.

          With respect to the Disputed Claims Cash Reserve and the Class
8.6 Disputed Claims Equity Escrow, after the Effective Date and semi-annually, the Disbursing Agent shall determine the Aggregate Disallowed Amount, if any, applicable to each class of Claims. As soon as practicable after the Aggregate Disallowed Amount is determined for each semi-annual period, the Disbursing Agent shall distribute to each holder of an Allowed Claim in such classes entitled to be distributed Cash under this Plan, a payment in Cash from the Disputed Claims Cash Reserve equal to such holder's Catch-Up Cash Distribution. With respect to each class of Claims entitled to be distributed Class A Interests and Class B Interests under this Plan, as soon as practicable after the Aggregate Disallowed Amount is determined for each semi-annual period, the Disbursing Agent shall transfer from the Class 8.6 Disputed Claims Equity Escrow each such holder's Catch-Up Equity Distribution.

          With respect to the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow, after the Effective Date and semi-annually, the Disbursing Agent shall determine the Aggregate Disallowed Amount, if any, applicable to such escrow. As soon as practicable after the Aggregate Disallowed Amount is determined for each semi-annual period, the Disbursing Agent shall distribute to each of the Co-

Proponents, such Co-Proponent's allocable share of the Aggregate Disallowed Amount relating to the Subclass 7.11.1 Disputed Claims Debt/Equity Escrow. Immediately upon receipt of the Aggregate Disallowed Amount, each of the Co-Proponents shall exercise its right to convert the Convertible Note Interests distributed to them pursuant to this paragraph into Class A Interests.

          In the event that any Cash held in the Disputed Claims Cash Reserve remains after all Claims have been allowed or disallowed, such Cash shall be transferred to Newco LP.


         SECTION 21.  PROVISIONS GOVERNING EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES UNDER THIS PLAN.

21.1.             General Treatment.

          This Plan constitutes a motion by the Debtors to reject, as of the Confirmation Date, all executory contracts and unexpired leases to which any of the Debtors is a party, except for an executory contract or unexpired lease that (a) has been assumed pursuant to a Final Order prior to the Confirmation Date (including the ground leases between Tower A Co. and Battery Park City Authority and Tower B Co. and Battery Park City Authority), (b) is specifically listed on Schedule 21.1 hereto (which schedule will be filed with the Bankruptcy Court one week prior to the Confirmation Hearing), (c) is the subject of a separate motion filed under section 365 of the Bankruptcy Code by any of the Debtors and pending on the Confirmation Date or (d) has Merrill Lynch as a party, with respect to which Merrill Lynch has not consented to rejection or has consented to assumption, pursuant to section 4.4 hereof. For purposes hereof and subject to the terms of section 4.4 hereof, each executory contract and unexpired lease listed on Schedule 21.1 hereto that relates to the use or occupancy of real property shall include modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on Schedule 21.1 hereto, unless any of the foregoing agreements is rejected.

          Certain of the Debtors, including Devco, 245 Park Co. and Tower A Co., are contributing sponsors to the Olympia & York (U.S.) Development Company, L.P. Retirement

Plan, as amended, (the "Pension Plan"). The Pension Plan is a multiple employer pension plan covered by ERISA. Newco LP will assume the Pension Plan and administer the Pension Plan in accordance with ERISA. Newco LP will comply with all funding and other requirements of ERISA. Newco LP will be responsible for any liability resulting from the termination of the Pension Plan. If the Pension Plan has not been terminated prior to the Confirmation Date, any claims by the Pension Plan or the PBGC will be treated as arising after the Confirmation Date as an obligation of Newco LP. If the Pension Plan terminates after the Confirmation Date, Newco LP will be responsible for all liabilities under 29 U.S.C. 1362 (b) and (c).

21.2.             Amendments to Schedule; Effect of Amendments.

          Subject to section 4.4 hereof, the Debtors shall assume and, as applicable, assign each of the executory contracts and unexpired leases listed on Schedule 21.1 hereto; provided, however, that the Debtors may, at any time on or before the Confirmation Date, with the consent of the Co-Proponents (which consent shall not be unreasonably withheld), amend
Schedule 21.1 hereto to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected or assumed, respectively, as of the Confirmation Date. The Debtors shall provide notice of any amendments to Schedule 21.1 hereto to the parties to the executory contracts or unexpired leases affected thereby and to parties on the primary service list or master service list, as applicable. The fact that any contract or lease is scheduled on Schedule 21.1 hereto shall not constitute or be construed to constitute an admission that such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code or that any Debtor or any successor in interest of any Debtor has any Liability thereunder. With respect to assumption of any executory contract or unexpired lease listed on Schedule 21.1, the payment of the cure amount listed on such Schedule with respect to such executory contract or unexpired lease shall be deemed a cure of any and all defaults relating to such executory contract or unexpired lease; provided, however, that the foregoing shall not apply to executory contracts and unexpired leases to which Merrill Lynch is a party.

21.3.             Bar to Rejection Damages.

          If the rejection of an executory contract or unexpired lease by the Debtors results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or their properties or their interests in property or agents, successors or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtors on or before thirty (30) days after the earlier to occur of (a) the Confirmation Date and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.


         SECTION 22.      CONDITIONS PRECEDENT TO CONFIRMATION
                          DATE AND EFFECTIVE DATE.

22.1.             Conditions Precedent to Confirmation of this Plan.

          The confirmation of this Plan is subject to satisfaction of the following conditions precedent:

                  22.1.1. Finality of January 12th Settlement Agreement Order. If the January 12th Settlement Agreement shall have been approved by order of the Bankruptcy Court prior to the Confirmation Hearing, the Clerk of the Bankruptcy Court shall have entered the January 12th Settlement Agreement Order and the January 12th Settlement Agreement Order shall have become a Final Order.

                  22.1.2. Entry of Confirmation Order. The Clerk of the Bankruptcy Court shall have entered the Confirmation Order, which shall, among other things:

                        (i) decree that the transfers contemplated hereunder shall be free and clear of all Claims, Liens and encumbrances, except as expressly provided herein;

                        (ii) decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

                        (iii) authorize the implementation of this Plan in accordance with its terms;

                      (iv) provide that any transfers effected or to be effected under this Plan (including transfers relating to, or the recording of mortgages in connection with, the Tower B Financing and the Tower D Financing) shall be and are exempt from New York State and New York City transfer taxes, mortgage recording taxes, and any other stamp or similar tax under section 1146(c) of the Bankruptcy Code;

                      (v) approve the BPHI Settlement and each of the terms thereof in all respects (as provided in section 4.3 hereof);

                      (vi) approve the Merrill Lynch Settlement and each of the terms thereof in all respects (as provided in section 4.4 hereof);

                     (vii) if the January 12th Settlement Agreement has not been approved by a Final Order prior to the commencement of the Confirmation Hearing, approve the January 12th Settlement Agreement pursuant to decretal provisions reasonably satisfactory in form and substance to the Club Loan Transferors and the additional relief requested in section 4.2 hereof in all respects; provided, however, that the transfer of the O&Y Affiliates' ownership interests in 11601 Wilshire contemplated by the January 12th Settlement Agreement may be approved by a separate order of the Bankruptcy Court entered on the Confirmation Date;

                    (viii) approve the other settlements, trans-actions and agreements to be effected pursuant to this Plan in all respects;

                      (ix) approve the indemnification of the Reichmann Entities from any Claims or Liabilities arising out of the transfer or subordination of the Reichmann Bank Claims in accordance with section 4.7 hereof; and

                      (x) provide that if this Plan is not consummated, the Confirmation Order and all findings of fact and conclusions of law relating thereto shall be null and void and the Debtors, the Co-Proponents, the Creditors' Committee and other holders of Claims and Equity Interests, in relation to one another, shall stand in the same position as if this Plan had never been filed; provided, however, that each and every provision of the January 12th Settlement Agreement Order (irrespective of whether such order is part of the Confirmation Order) shall remain in full force and effect even if the Plan is not consummated.

                  22.1.3. BPHI Ownership. Carena and certain of its Affiliates shall own of record and beneficially 100% of

BPHI, and evidence thereof reasonably satisfactory to the Debtors shall have been presented to the Debtors.

                  22.1.4. DIP Loan. A default under the DIP Loan shall not have occurred and be continuing.

                  22.1.5. Entry of an Order Confirming the 970 Plan. The Clerk of the Bankruptcy Court shall have entered an order confirming the 970 Plan.

                  22.1.6. Entry of an Order Confirming the Tower B Co. Plan. The Clerk of the Bankruptcy Court shall have entered an order confirming the Tower B Co. Plan.

                  22.1.7.  Intentionally Deleted.

                  22.1.8. Material Adverse Change. There shall not have been a change in circumstances after the date of approval of the Disclosure Statement by the Bankruptcy Court that shall have caused a material adverse change in the business, assets or financial position of the Debtors on a collective basis that would, upon consummation of the Plan, also be materially adverse to the business, assets or liquidity of Newco LP in comparison to (a) that projected in the pro forma balance sheet or cash flow projection of Newco LP included in the Disclosure Statement as approved by the Bankruptcy Court or (b) that known by the Co-Proponents as of the date of approval of the Disclosure Statement by reason of (i) being disclosed to the Co-Proponents in writing by the Debtors or to the Bankruptcy Court upon notice to the Co-Proponents, or (ii) being public information relating to market conditions that is readily available to the Co-Proponents.

22.2.             Conditions Precedent to the Effective Date of this Plan.

          The occurrence of the Effective Date of this Plan is subject to satisfaction of the following conditions precedent:

                  22.2.1. Ceiling on Administrative Claims and
Extraordinary Expenses. The aggregate amount of Administrative Expense Claims for (a) substantial contribution claims under section 503(b) of the Bankruptcy Code, (b) bonuses, success fees, other benefits or payments to any employee of any Debtor, including officers, if payment thereof requires further application to or approval by the Bankruptcy Court, and (c) similar extraordinary expenses that require specific approval or authorization by the Bankruptcy Court shall not, without the approval of the Co- Proponents, have exceeded $8,800,000. Any Administrative Expense Claims of any of the Debtors which constitute ordinary course of business corporate-level obligations (including, without limitation, accrued but unpaid salaries, wages and other employee-related costs) as of the Effective Date and which are not claims included in the first sentence of this section 22.2.1 shall be current (i.e., paid within thirty (30) days after accrual thereof) and shall be consistent with the aggregate historical level of such corporate-level obligations.

                  22.2.2. Tower D Financing Condition. The financing necessary to fund the payments required under this Plan, including the refinancing of the Tower D Mortgage Debt, shall have occurred.

                  22.2.3. Tower B Effective Date. The Closing Date (as defined in the Tower B Co. Plan) of the Tower B Co. Plan shall have occurred or shall occur concurrently with the Effective Date of this Plan.

                  22.2.4. Finality of the Confirmation Order. The Clerk of the Bankruptcy Court shall have entered the Confirmation Order and the Confirmation Order shall have become a Final Order.

                  22.2.5. Material Adverse Change. There shall not have been a change in circumstances after the Confirmation Date that shall have caused a material adverse change in the business, assets or financial position of the Debtors on a collective basis that would, upon consummation of the Plan, also be materially adverse to the business, assets or liquidity of Newco LP in comparison to (a) that projected in the pro forma balance sheet or cash flow projection of Newco LP included in the Disclosure Statement as approved by the Bankruptcy Court or (b) that known by the Co-Proponents as of the Confirmation Date by reason of (i) being disclosed to the Co-Proponents in writing by the Debtors or to the Bankruptcy Court upon notice to the Co-Proponents, or (ii) being public information relating to market conditions that is readily available to the Co- Proponents.

                  22.2.6. Co-Proponents' Capital Infusion.  The
Co-Proponents shall have provided the Co-Proponents' Capital Infusion in accordance with section 18.12 hereof.

                  22.2.7. Consummation of the January 12th Settlement Agreement. The January 12th Settlement Agreement shall have been fully consummated on or prior to the Effective Date.

                  22.2.8. Consummation of the Merrill Lynch Settlement. The Merrill Lynch Settlement shall have been fully consummated on the Effective Date; provided, however, that the Merrill Lynch Escrow may have been released prior to the Effective Date.

                  22.2.9. Finality of 970 Confirmation Order. The order confirming the 970 Plan shall have become a Final Order.

                  22.2.10. Execution of Documents. All actions and documents necessary to implement the provisions of this Plan to be effectuated on or prior to the Effective Date shall be reasonably satisfactory to the Debtors and the Co-Proponents and such actions and documents shall have been effected or executed and delivered.

                  22.2.11.  Intentionally Deleted.

                  22.2.12. Effective Date. The Effective Date must occur by no later than December 31, 1996.

22.3.             Waiver of Conditions Precedent.

          Each of the conditions precedent in sections 22.1 and 22.2 hereof may be waived, in whole or in part, or modified by written agreement among the Debtors and the Co- Proponents to the extent such waiver is permitted under the January 12th Settlement Agreement. Any such waiver or modification of a condition precedent in sections 22.1 and 22.2 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action; provided, however, that the condition set forth in section 22.1.2(x) hereof may only be waived or modified by the Debtors and the Co-Proponents with written notice to and the consent of the Creditors' Committee. The condition precedent set forth in section 22.2.3 hereof may only be waived or modified by the Debtors and the Co- Proponents with written notice to and the consent of JMB. The condition precedent set forth in section 22.2.8 may only be waived with the consent of Merrill Lynch. Unless a Noteholder (as defined in the Tower B Co. Plan) objects to confirmation of the Tower B Co. Plan or this Plan , the condition precedent set forth in section 22.1.6 hereof may only be waived or modified with written notice to and the written consent of the Noteholders' Representative (as defined in the Tower B Co. Plan).


         SECTION 23.    EFFECT OF CONFIRMATION.

23.1.             Reorganized Debtors' Authority.

          Until the Effective Date, the Bankruptcy Court shall retain custody and jurisdiction of the Debtors, their properties and interests in property and their operations. On the Effective Date, the Debtors, their properties and interests in property and their operations shall be released from the custody and jurisdiction of the Bankruptcy Court, except as provided in section 25.1 hereof.

23.2.             Vesting and Liens.

          On the Effective Date, all Liens against any property of the Debtors, except to the extent provided in this Plan or any schedule or exhibit hereto or in the Confirmation Order, shall be deemed extinguished and discharged; provided, however, that the liens of the officers and directors on the assets held in the pledge account created under the Corporate Governance Protocol approved by the Court on July 15, 1993 shall not be extinguished without their consent or further order of the Court. On the Effective Date, Newco LP or its designee will be revested with the assets, if any, of the Debtors not distributed or otherwise transferred under this Plan free and clear of all Liabilities, except to the extent provided in this Plan, the Tower B Co. Plan and the 970 Plan.

23.3.             Discharge of the Debtors.

          The rights afforded by this Plan and the treatment herein of Claims or Equity Interests against a Debtor shall be in exchange for and in complete satisfaction, discharge and release of all Claims or Equity Interests against a Debtor of any nature whatsoever, including any interest accrued or expenses incurred against such Debtor in respect thereof from and after the Petition Date of such Debtor, and its estate, properties and interests in property. Except as otherwise provided herein, on the Effective Date, all Claims against and Equity Interests in the Debtors will be fully satisfied, discharged and released in exchange for the consideration provided hereunder. All Entities shall be enjoined and precluded from asserting against any Debtor, such Debtor's successor(s), assets, properties or interests in property any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

23.4.             Term of Injunctions or Stays.

          Unless otherwise provided, all injunctions or stays provided for in the Reorganization Cases pursuant to section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

         SECTION 24.        RELEASES, INJUNCTION AND WAIVER OF CLAIMS.

          Nothing in this section 24 shall be construed to operate to release the O&Y Releasees or any other Entity from the obligations expressly contemplated by this Plan.

24.1.             Release of the Debtors and Debtors in Possession.

          Without limiting the provisions of section 23.3 of this Plan, from and after the Effective Date, the Debtors and Debtors in Possession are released from all Liabilities from the beginning of time.

24.2.             Limited Release of O&Y Releasees.

          Without limiting the release provided in section 24.1, from and after the Effective Date, the O&Y Releasees are released from all Liabilities in any way relating to, but solely to the extent relating to, the Debtors, the Debtors in Possession, the Reorganization Cases, the O&Y Affiliates, the conduct of the business and affairs of any of the Debtors, the Debtors in Possession or the O&Y Affiliates, this Plan, the Tower B Co. Plan, or the properties or other assets of any of the Debtors, the Debtors in Possession or the O&Y Affiliates; provided, however, that nothing contained in this section 24.2 shall release (a) any non-Debtor O&Y Affiliate (except Tower B Co., Tower B Holding and WFC Fincorp, each of which shall be released of aforesaid) from any Liability arising out of the ownership, management or operation of the properties or other assets of such non-Debtor O&Y Affiliate or out of any other aspect of the conduct by such non-Debtor O&Y Affiliate of its business, including any Liability arising under any notes, mortgages and other loan documents relating to any financing of any property owned by any such non-Debtor O&Y

Affiliate (but any secondary Liability of any other O&Y Releasee, by reason of being a partner of such O&Y Affiliate or any guarantee of any obligation of such O&Y Affiliate or other undertaking or relationship with respect to such O&Y Affiliate, shall be released hereby) or (b) any current or former director, officer or employee of any Debtor, Debtor in Possession or O&Y Affiliate from any Liability arising primarily from his or her Willful Misconduct (as hereinafter defined in this section 24.2) or (c) any current or former director, officer or employee of any Debtor, Debtor in Possession or O&Y Affiliate from any Liability for repayment of any loan (both unpaid principal and any accrued interest and charges) made to such director, officer or employee by a Debtor, Debtor in Possession or O&Y Affiliate prior to the Effective Date and recorded in the ordinary course of business on the books and records of such Debtor, Debtor in Possession or O&Y Affiliate and that remains outstanding on the Effective Date. The release of the O&Y Releasees provided in this section 24.2 includes, without limitation, a release from all Liabilities from the beginning of time relating to:

                    (i) the involvement of any of the O&Y Releasees in or

               in connection with the negotiation, formulation,

               documentation, approval and implementation of the Plan or

               the Tower B Co. Plan or the transactions required to

               implement this Plan or the Tower B Co. Plan as required by section 18 hereof, including (without limitation) any

               approval of this Plan or the Tower B Co. Plan or the

               transactions contemplated thereby (but in the case of an O&Y

               Affiliate subject to clause (a), and in the case of a

               current or former director, officer or employee of a Debtor,

               debtor in Possession or O&Y Affiliate, subject to clause

               (b), of the proviso to the immediately preceding sentence);

               (ii) the ownership, management or operation of the

               properties or other assets of the Debtors, the Debtors in

               Possession or the O&Y Affiliates by any of the O&Y Releases

               (but in the case of an O&Y Affiliate subject to clause (a),

               and in the case of a current or former director, officer or employee of any Debtor, Debtor in Possession or O&Y

               Affiliate, subject to clauses (b) and (c), of the proviso to the immediately preceding sentence);

                    (iii) the preparation by any of the O&Y Releasees of
               financial statements in respect of the Debtors, the Debtors in Possession and the O&Y

               Affiliates (but in the case of a current or former director,

               officer or employee of a Debtor, Debtor in Possession or O&Y

               Affiliate, subject to clause (b) of the immediately

               preceding sentence); and

                    (iv) the return, disgorgement, rescission or repayment,

               in any form, of any payment (including any loan or advance)

               to any current or former director, officer or employee of

               any Debtor that was (A) made prior to the Effective Date,

               (B) made by any Debtor, Debtor in Possession or O&Y

               Affiliate or any person who was a stockholder or an

               Affiliate of a Debtor or an O&Y Affiliate at the time when such payment was made or any earlier time, and (C) made or taken either (1) as compensation for, or on account

              of or relating to or in connection with, any services

              provided prior to the Effective Date to any of the Debtors,

              the Debtors in Possession, the O&Y Affiliates or any person who was a stockholder or an Affiliate of a Debtor or an O&Y

              Affiliate at the time when such payment was made or any

              earlier time or (2) on account of or relating to or in

              connection with any full or partial satisfaction or

              settlement of any claim for compensation for such services

              (but shall not include a release of any Liability to repay a loan described in clause (c) of the proviso to the

              immediately preceding sentence or any Liability for the

              return, disgorgement, rescission or repayment of any such

              payment that was the product of Willful Misconduct by such director, officer or employee).

Nothing in this section 24.2 shall release or in any way affect the obligations of any of the O&Y Releasees, Coopers & Lybrand OYDL, Inc./Limited or the Co-Proponents that are contained in that certain letter agreement dated on or about September 10, 1996 among the O&Y Releasees, the Co- Proponents and Coopers & Lybrand OYDL, Inc./Limited (the "O&Y Canada Settlement Agreement"), including any obligations relating to the Disputed SF Cash.

24.3.             Limited Release of the Plan Releasees.

          From and after the Effective Date, the Plan Releasees are released from all Liabilities in any way relating to, but solely to the extent relating to, the Debtors, the Debtors in Possession, the O&Y Affiliates, the conduct of the business and affairs of any of the Debtors, the Debtors in Possession and the O&Y Affiliates, the Reorganization Cases, this Plan or the properties or other assets of the Debtors, the Debtors in Possession or the O&Y Affiliates. The release of the Plan Releasees provided in this section 24.3 includes, without limitation, a release from Liabilities from the beginning of time relating to:

                    (i) the involvement of any of the Plan Releasees in or
               with this Plan, the Tower B Co. Plan or the transactions required to implement this Plan or the Tower B Co. Plan as required by section 18 hereof, including (without limitation) any approval of this Plan or the Tower B Co. Plan or the transactions contemplated hereby; and

                    (ii) any and all acts and/or omissions relating to the
               acquisition of Claims against the Debtors, the Debtors in Possession and the O&Y Affiliates.

In addition, BPHI, as a Plan Releasee, shall be released in accordance with the BPHI Settlement as set forth in section 4.3 hereof.

Nothing in this section 24.3 shall release or in any way affect the obligations of Coopers & Lybrand OYDL, Inc./Limited or the Co-Proponents that are contained in the O&Y Canada Settlement Agreement, including any obligations relating to the Disputed SF Cash.

Nothing in this section 24 shall be construed to release the O&Y Releasees or any other Entity from the Liabilities or obligations expressly contemplated by this Plan, or created pursuant to any of the documents to be executed in connection with the transactions under this Plan, including Nothing in this section 24.3 shall be deemed to release or otherwise affect any Claims by and between the Reichmann Entities and Coopers & Lybrand OYDL, Inc./Limited and the Reichmann Entities and OYDL.

Liabilities and obligations relating to the Project Operating Agreement, the Merrill Lynch Tower B Lease, the Zero Coupon Note and the Zero Coupon Mortgage (each as defined in the Tower B Co. Plan), the Tower B Financing Documents and any executory contracts and unexpired leases to be assumed pursuant to section 21.1 hereof, to which Merrill Lynch is a party.

24.4.             Injunction.

                  24.4.1. General Injunction. The Confirmation Order shall include an injunction to permanently enjoin and restrain all Entities from asserting against the Debtors, the Debtors in Possession, the O&Y Releasees and/or the Plan Releasees, or their respective assets, any Liabilities that the Debtors, the Debtors in Possession, the O&Y Releasees and/or the Plan Releasees are released from pursuant to sections 24.1, 24.2 and 24.3 hereof, or from taking any of the following actions against such Entities in respect of any Claim respecting any Liability so released:

                    (i) the commencement or continuation of any action or

               proceeding;

                    (ii) the enforcement, attachment, collection or
               recovery by any manner or means of any judgment, award, decree or order;

                    (iii) the creation, perfection or enforcement of any
               encumbrance of any kind; and/or

                    (iv) the assertion of any right of setoff,
               counterclaim, subrogation or recoupment of any kind against any obligation due from any such Entity.

               24.4.2. Injunction Relating to Reichmann Settlement. The Confirmation Order shall also include an injunction against all actions inconsistent with the releases provided in section 4.7 hereof.

24.5.             Avoidance and Recovery Actions.

          As of the Effective Date, the Debtors waive the right to prosecute and release, on behalf of themselves and their respective estates, any avoidance or recovery actions under sections 542, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code or any other Causes of Action, or rights to payment of Claims, that belong to or could have been raised by or on behalf of the Debtors or Debtors in Possession or their respective estates, other than or in connection with any such actions that were commenced on or before the Effective Date. Newco LP, as a successor of the Debtors, shall retain and may prosecute any such actions that may be pending on the Effective Date. Nothing in this section 24.5 shall be deemed to waive any right of any Debtor or Debtor in Possession to assert avoidance or recovery actions under sections 542, 544, 545, 547, 548,

549, 550, 551 and 553 of the Bankruptcy Code or any other Causes of Action defensively, including by way of setoff, recoupment or counterclaim.


SECTION 25.                RETENTION OF JURISDICTION.

25.1.             Retention of Jurisdiction.

          The Bankruptcy Court may retain jurisdiction, and if the Bankruptcy Court exercises its retained jurisdiction, shall have exclusive jurisdiction, of all matters arising out of, and relating to, the Reorganization Cases and this Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

                    (i) To hear and determine pending applications for the
               assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;

                    (ii) To hear and determine motions to approve the

               transfer of O&Y(U.S.)'s ownership interests in 11601

               Wilshire as contemplated in the January 12 Settlement

               Agreement;

                    (iii) To determine any and all adversary proceedings,
               applications and contested matters;

                    (iv) To ensure that distributions to holders of Allowed
               Claims are accomplished as provided herein;

                    (v) To hear and determine any timely objections to
               applications for payment of Administrative Expense Claims or to proofs of claim and equity interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to allow or disallow any Disputed Claim, in whole or in part;

                    (vi) To enter and implement such orders as may be
               appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

                    (vii) To issue such orders in aid of execution of this

               Plan, to the extent authorized by section 1142 of the

               Bankruptcy Code;

                    (viii) To consider any modifications of this Plan, to

               cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the

               Confirmation Order;

                    (ix) To hear and determine all applications for awards

             of compensation for services rendered and reimbursement of expenses relating to implementation and consummation of this

             Plan;

                    (x) To hear and determine any disputes arising in

               connection with the interpretation, implementation or

               enforcement of this Plan;

                    (xi) To hear and consider any disputes relating to or

               settlements of the Disputed SF Cash and the Disputed MCJV

               Recovery and any matters relating to the sale of the MCJV

               Lands;

                    (xii) To hear and determine matters concerning state,

               local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code; and

                    (xiii) To enter a final decree closing the

               Reorganization Cases.

25.2.             Modification of Plan.

                  Modifications of this Plan may be proposed in writing by the Debtors and the Co-Proponents at any time before the Confirmation Date; provided, however, that this Plan, as modified, (a) satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code, (b) to the extent that any modification of this Plan materially and adversely affects the treatment of holders of Unaffiliated Unsecured Claims, the modification is consented to in writing by the Creditors' Committee, (c) to the extent that any modification of this Plan materially and adversely affects the treatment of Merrill Lynch hereunder, the modification is consented to in writing by Merrill Lynch, and (d) the Debtors shall have complied with section 1125 of the Bankruptcy Code. This Plan may be modified at any time after confirmation hereof and before substantial consummation hereof; provided, however, that this Plan, as modified, (a) satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code, (b) to the extent that any modification of this Plan materially and adversely affects the treatment of holders of Unaffiliated Unsecured Claims, the modification is consented to in writing by the Creditors' Committee, (c) to the extent that any modification of this Plan materially and adversely affects the treatment of Merrill Lynch hereunder, the modification is consented to in writing by Merrill Lynch,
(d) the Bankruptcy Court, after notice and a hearing, confirms this Plan as modified under section 1129 of the Bankruptcy Code, and (e) the circumstances warrant such modifications. In no event shall this section
25.2 grant any rights to the New Lender (as defined in the Tower B Co.
Plan) with respect to its obligations under the Funding Commitment Letter, the Securitization Letter, or in connection with the Funding Commitment Letter Loan or the ML Lease Securitization (each as defined in the Tower B Co. Plan). Any modification to the January 12th Settlement Agreement, whether prior to or after the Confirmation Date, that materially and adversely affects the treatment of holders of Unaffiliated Unsecured Claims shall not be effective without the written consent of the Creditors' Committee. This Plan may not be modified in any manner prohibited by the January 12th Settlement Agreement, notwithstanding any other provision of this section 25.2. Any modification of the Plan that materially and adversely affects the treatment of Aetna shall not be effective without the written consent of Aetna. A holder of a Claim or Equity Interest that has accepted this Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.


         SECTION 26.                MISCELLANEOUS PROVISIONS.

26.1.             Payment of Statutory Fees.

          All fees payable pursuant to section 1930, title 28, United States Code, shall be paid on the Effective Date.

26.2.             Retiree Benefits.

          On and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, Newco LP or its designee shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy
Code), at the level established in accordance with subsection (e)(1)(B) or
(g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date for the duration of the period that any of the Debtors has obligated itself to provide such benefits to any Retiree under any Retiree Benefit Plan.

26.3.             Dissolution of Creditors' Committee.

          The Creditors' Committee shall be dissolved sixty (60) days after the Effective Date unless the Bankruptcy Court shall order otherwise.

26.4.             Recognition of Guarantee Rights.

          The classification of and manner of satisfying all Claims under this Plan take into consideration (a) the fact that certain of the Debtors may have guaranteed the obligations of other Entities and (b) the fact that certain of the Debtors may be a joint obligor with other Entities, with respect to an obligation. All Claims against any one or more of the Debtors based upon any such guarantees or joint obligations shall be released in the manner provided herein but only as against the Debtors; provided, however, that no creditor shall be entitled to receive more than a single satisfaction of its Allowed Claim(s).

26.5.             Severability.

                  26.5.1.  Severability of Entire Plans.

          If any Plan comprising this "Joint Plan of Reorganization" shall be deemed non-confirmable by reason of the insufficiency of Cash of a particular Debtor available on the Effective Date to pay in full all Administrative Expense Claims, Allowed Priority Tax Claims and Allowed Priority Non-Tax Claims, the Bankruptcy Court shall, upon the request of the Debtors and the Co-Proponents, have the authority to delete such Plan and confirm this Joint Plan of Reorganization as if such Plan were not included in this Joint Plan of Reorganization. The deletion of any Plan that materially and adversely affects the treatment of the holders of Allowed Unaffiliated Unsecured Claims shall require written notice to and the consent of the Creditors' Committee. The Debtors and the Co-Proponents shall not request the deletion of the Plans for Consolidated Devco and Tower B Leaseco without written notice to and the consent of Merrill Lynch.

                  26.5.2.  Severability of Plan Provisions.

          If, prior to the Confirmation Date, any term or provision of this Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors and the Co-Proponents, have the power to interpret, modify or delete such term or provision (or portions thereof) to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as interpreted, modified or deleted. Notwithstanding any such interpretation, modification or deletion, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such interpretation, modification or deletion. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been interpreted, modified or deleted in accordance with the foregoing, is valid and enforceable pursuant to its terms. Notwithstanding any provision herein, no interpretation, modification or deletion of a provision of this Plan under this section
26.5.2 that materially and adversely affects the treatment of the holders of Unaffiliated Unsecured Claims shall be effective without the written consent of the Creditors' Committee; no interpretation, modification or deletion of a provision of this Plan under this section 26.5.2 that materially and adversely affects the treatment of Merrill Lynch hereunder shall be effective without the written consent of Merrill Lynch; and no interpretation, modification or deletion of a provision of this Plan under this section 26.5.2 that violates or contravenes the January 12th Settlement Agreement shall be effective without the written consent of the Club Loan Transferors.

26.6.             Governing Law.

          Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent a schedule or exhibit hereto provides otherwise, the rights, duties and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

26.7.             Notices.

          All notices, requests, and demands to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                  To the Debtors:

                           Olympia & York Companies (U.S.A.)
                           237 Park Avenue, 12th Floor
                           New York, New York  10017
                           Attn: Managing Attorney
                           Telephone:  (212) 850-9600
                           Telecopier: (212) 850-9833

                                    and

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attn:  Corinne Ball, Esq.
                                  Paul D. Leake, Esq.
                           Telephone: (212) 310-8000
                           Telecopier: (212) 310-8007

                  To the Creditors' Committee:

                           Kramer Levin Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022
                           Attn:  Kenneth H. Eckstein, Esq.
                                  Saul E. Burian, Esq.
                           Telephone:  (212) 715-9100
                           Telecopier: (212) 715-8000

                  To Carena or BPHI:

                           Battery Park Holdings Inc.
                           BCE Place
                           181 Bay Street
                           Suite 4400
                           P.O. Box 770
                           Toronto, Ontario M5J 2T3
                           Attn:  Mr. Edwin B. Nordholm
                           Telephone: (416) 865-0430
                           Telecopier: (416) 865-1288

                                    and

                           Rosebridge Capital Corp.
                           1920 Bankers Hall
                           855 Second Street, S.W.
                           Calgary, Alberta  T2P 4J7
                           Canada
                           Attn:  Mr. Joseph F. Killi
                           Telephone:  (403) 269-0644
                           Telecopier: (403) 269-0688

                                    and

                           Proskauer Rose Goetz & Mendelsohn LLP
                           1585 Broadway
                           New York, New York  10036
                           Attn:  Alan B. Hyman, Esq.
                                  Stephen B. Kuhn, Esq.
                           Telephone: (212) 969-3000
                           Telecopier: (212) 969-2900

                                    and

                           Cahill, Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           Attn:  Laurence A. Silverman, Esq.
                                  Richard J. Sabella, Esq.
                           Telephone: (212) 701-3000
                           Telecopier: (212) 269-5420

                  To CIBC:

                           Canadian Imperial Bank of Commerce
                           Commerce Court West, 6th Floor
                           Toronto, Ontario M5L 1A2
                           Attn:  Mr. Brian T. McDonough
                           Telephone: (416) 861-3349
                           Telecopier: (416) 861-3602

                                    and

                           Canadian Imperial Bank of Commerce
                           425 Lexington Avenue
                           New York, New York  10017
                           Attn:  Mr. Marc A. Bilbao
                           Telephone:  (212) 865-3549
                           Telecopier: (212) 856-4135

                                    and

                           Sidley & Austin
                           875 Third Avenue, 14th Floor
                           New York, New York  10022
                           Attn:  J. Ronald Trost, Esq.
                           Telephone: (212) 906-2000
                           Telecopier: (212) 906-2021

                                    and

                           Sidley & Austin
                           555 West Fifth Street, Suite 4000
                           Los Angeles, California  90013-1010
                           Attn:  Joel G. Samuels, Esq.
                           Telephone: (213) 896-6030
                           Telecopier: (213) 896-6600

                  To Citibank:

                           Citibank, N.A.
                           153 E. 53rd Street
                           6th Floor
                           New York, New York  10043
                           Attn:  Ms. Ann Goodbody
                           Telephone: (212) 559-1000
                           Telecopier: (212) 527-2737

                                    and

                           Shearman & Sterling
                           153 E. 53rd Street
                           New York, New York  10022
                           Attn:  George J. Wade, Esq.
                           Telephone: (212) 848-4000
                           Telecopier: (212) 848-5323

                                    and

                           Shearman & Sterling
                           599 Lexington Ave.
                           New York, New York  10022
                           Attn:  David Bleich, Esq.
                           Telephone: (212) 848-4000
                           Telecopier: (212) 848-7179

                  To Dragon:

                           Dragon Holdings Limited
                           c/o Concord Property and Finance Co., Ltd.
                           21st Floor, China Building
                           No. 29 Queen's Road Central
                           Hong Kong
                           Attn:  Mr. Frank J. Sixt
                           Telephone: (011) 852-252-669-11
                           Telecopier: (011) 852-2845-2940

                                    and

                           Coudert Brothers
                           1114 Avenue of the Americas
                           New York, New York  10036
                           Attn:  Thomas J. Weber, Esq.
                                  Gerard V. Hannon, Esq.
                           Telephone: (212) 626-4898
                           Telecopier: (212) 626-4400

Dated:            New York, New York
                  September 12, 1996


                             Respectfully submitted,

                                            OLYMPIA & YORK REALTY CORP., et

                                           al.

                                           (for itself and on behalf of

                                           each of the other Debtors)


                                            By:   /s/ Joel M. Simon
                                               ----------------------------
                                               Name:  Joel M. Simon
                                               Title: Executive
Vice-President
                                                      and Chief Operating
                                                      Officer

                                            CARENA BANCORP US, INC.


                                            By: /s/ Edwin B. Nordholm
                                               ---------------------


                                               Name: Edwin B. Nordholm
                                               Title: Vice-President

                                            BATTERY PARK HOLDINGS INC.


                                            By: /s/ Edwin B. Nordholm
                                               ----------------------
                                               Name: Edwin B. Nordholm
                                               Title: Vice-President

                                            CANADIAN IMPERIAL BANK OF
                                              COMMERCE


                                           By: /s/ Brian T. McDonough
                                              ---------------------------
                                              Name: Brian T. McDonough
                                              Title: Vice-President

                                            CITIBANK, N.A.


                                            By: /s/ Ann M. Goodbody
                                                -------------------------
                                                Name: Ann M. Goodbody
                                                Title: Vice-President

                                              DRAGON HOLDINGS LIMITED


                                             By: /s/ Frank J. Sixt
                                                 ----------------------
                                                Name: Frank J. Sixt
                                                Title: Director

COUNSEL:

Corinne Ball (CB 8203)
Paul D. Leake (PL 1272)
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
ATTORNEYS FOR THE DEBTORS AND
  DEBTORS IN POSSESSION (OTHER THAN OLYMPIA & YORK TOWER B
  LEASE COMPANY)

Richard Seltzer
Andrew Kress
KAYE, SCHOLER, FIERMAN, HAYS
  & HANDLER
425 Park Avenue
New York, New York  10022
(212) 836-8000
ATTORNEYS FOR OLYMPIA & YORK TOWER B LEASE COMPANY,
  AS DEBTOR AND DEBTOR IN POSSESSION

Alan B. Hyman
Stephen B. Kuhn
PROSKAUER ROSE GOETZ &
  MENDELSOHN LLP
1585 Broadway
New York, New York  10036
(212) 969-3000
ATTORNEYS FOR BATTERY PARK
  HOLDINGS, INC. AND CARENA
  BANCORP US, INC.

J. Ronald Trost, Esq.
Joel G. Samuels, Esq.
SIDLEY & AUSTIN
875 Third Avenue
New York, New York  10022
(212) 906-2000
ATTORNEYS FOR CANADIAN IMPERIAL
  BANK OF COMMERCE

Thomas J. Weber
Gerald V. Hannon
COUDERT BROTHERS
1114 Avenue of the Americas
New York, New York  10036
(212) 626-4400
ATTORNEYS FOR DRAGON
  HOLDINGS LIMITED


George J. Wade, Esq.
David Bleich, Esq.
SHEARMAN & STERLING
153 East 53rd Street
New York, New York  10022
(212) 848-4000
ATTORNEYS FOR CITIBANK, N.A.






                                                      Schedule 1.200 to
Plan


                           Schedule of O&Y Affiliates


                  O&Y Affiliates means the following Entities:

1.       Amland Properties Corp.
2.       Olympia & York and Andrews Associates Venture
3.       Baden Real Estate Corp.
4.       Brunswash Development Corporation
5.       Olympia & York Bryan Holding Company
6.       Cabot Estate Development Company
7.       Olympia & York Cherry Creek Company
8.       Chicago-Superior Associates
9.       Olympia & York Co., Inc.
10.      Olympia & York Colorado Development Corp.
11.      Olympia & York Communications, Inc.
12.      Olympia & York Companies (U.S.A.), Inc.
13.      O&Y Concord 60 Broad Street Company
14.      O&Y Construction Corp.
15.      Olympia & York Cypress Corp.
16.      O&Y Cypress Florida Inc.
17.      O&Y Dalland Corp.
18.      Olympia & York Denver Properties Corp.
19.      Devco - 11601-A, L.P.
20.      Devco - 11601-B, L.P.
21.      Dev GP 53 Holding Corp.
22.      O&Y Devcon, Inc.
23.      O&Y Development Holding Corp.
24.      Olympia & York Development (Seattle) Company
25.      O&Y Equity (Canada) Ltd.
26.      O&Y Equity Company, L.P.
27.      O&Y Equity General Partner Corp.
28.      Olympia & York FCA Inc.
29.      O&Y FEC Corp.
30.      O&Y FEC Corp. Venture
31.      Federal Center Associates
32.      O&Y Financial Company
33.      Financial Plaza Trust
34.      O&Y Fiscal Corporation
35.      Olympia & York Florida Equity Corp.
36.      Forum Properties Corp.
37.      Olympia & York Fountain Plaza Company
38.      Olympia & York Grampian Corp.
39.      Hartford Park Associates
40.      Olympia & York Homes Corporation
41.      O&Y Hope Street, Inc.
42.      O&Y I/S Guide Inc.
43.      Izzard Corp.
44.      Olympia & York Jefferson Street Company




                                       -3-


45.      Olympia & York KOIN Center Company
46.      O&Y Liberty Plaza Company
47.      Olympia & York Maiden Lane Company
48.      Olympia & York Maiden Lane Finance Corp.
49.      O&Y Maintenance Corp.
50.      O&Y Management Corp.
51.      Olympia & York Mass. Investment Corp.
52.      Olympia & York Massachusetts Financial Company
53.      Miami Center Joint Venture
54.      NH Corp.
55.      O&Y NY Building Corp.
56.      O&Y OCP Corp.
57.      Olympia & York OLP Company
58.      Olympia/Roberts Company
59.      Olympia Centre Holding Company, L.P.
60.      One Commercial Plaza (Unnamed Co-Tenancy)
61.      One Financial Plaza (Unnamed Joint Venture)
62.      Orion Limited Partnership
63.      OYCI Video, Inc.
64.      Pennland Properties Corp.
65.      Perkins Realty Trust
66.      O&Y Plaza Corp.
67.      Olympia & York Properties (Portland) Company
68.      Olympia & York Real Estate (USA) Inc.
69.      Olympia & York Realty Corp.
70.      Olympia & York Residential Corp.
71.      O&Y REUSA TALP Subsidiary Corp.
72.      Senior Associates
73.      Olympia & York SF Holdings Corporation
74.      South Brunswick Industrial Properties Limited
         Partnership
75.      Brunswash Development Corporation
76.      Olympia (U.S.) Development Subsidiary Corp.
77.      Olympia & York Southeast Equity Corp.
78.      Olympia & York State Limited Partnership
79.      Olympia & York State Street Company
80.      SYR Mall Corp.
81.      O&Y Tower A Holding Company
82.      O&Y Tower A Limited Partnership
83.      Olympia & York Tower B Company
84.      O&Y Tower B Holding Company I
85.      Olympia & York Tower B Lease Company
86.      O&Y Tower D Holding Company I
87.      O&Y Tower D Holding Company II
88.      Trinity Place Company
89.      O&Y (U.S.) Development Canada Ltd.
90.      O&Y (U.S.) Development Company, L.P
91.      O&Y (U.S.) Development General Partner Corp.
92.      O&Y (U.S.) Financial Company




                                       -4-


93.      O&Y Venture Corp.
94.      Olympia & York Water Street Company
95.      West 31st Street Associates
96.      O&Y WFC Maintenance Corp.
97.      Olympia & York WFC Retail Company
98.      WFC Tower A Company
99.      O&Y WFC Tower Corp.
100.     WFC Tower D Company
101.     Olympia & York World Financial Center Finance Corp.
102.     O&Y YBG Corp.
103.     O&Y YBG L.P.
104.     Yerba Buena Gardens, L.P.
105.     York Venture Co.
106.     2 Broadway Associates
107.     2 Broadway Land Company
108.     O&Y 7 Hanover Leasing Company, L.P.
109.     O&Y 53 Finance Corp.
110.     53 Holding Company, L.P.
111.     53 State Street Corp.
112.     O&Y 55 WS Lease Co., L.P.
113.     60 Broad Street Management Corp.
114.     125 Broad Street Company
115.     O&Y 233 Park South Company, L.P.
116.     237 Park Avenue Associates, L.L.C.
117.     O&Y 245 Corp.
118.     Olympia & York 245 Lease Company
119.     245 Park Avenue Company
120.     Olympia & York 245 Park Avenue Holding Company, L.P.
121.     Olympia & York 320 G.O.T. Company
122.     Olympia & York 320 Park Company
123.     O&Y 320 Park Corp.
124.     1290 Associates, L.L.C.
125.     1999 Bryan Street Ltd.
126.     11601 Holding Corp.
127.     11601 Holdings, L.P.
128.     11601 Wilshire Associates







                                                 Schedule 18 to Plan

                           Restructuring Transactions



                  To be filed with the Bankruptcy Court prior to the

                  Disclosure Statement Hearing.







                                                      Schedule 21.1 to Plan


                Executory Contracts to be Assumed under the Plan



                  Filed with the Court under separate cover on September 4, 1996.
















                                    EXHIBIT A




                   Aetna Restructured Mortgage Loan Documents



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT B




                         Convertible Note and Indenture



















                                    EXHIBIT C




                    DKB Restructured Mortgage Loan Documents



                  Filed with the Court under separate cover on September 4, 1996
















                                    EXHIBIT D




                              Intentionally Omitted















                                    EXHIBIT E




                           JMB Restructuring Documents




                              Intentionally Deleted















                                    EXHIBIT F




                    Merrill Lynch Tower B Amendment of Lease



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT G




                    Merrill Lynch Tower D Amendment of Lease



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT H




                         Newco LP Partnership Agreement



















                                    EXHIBIT I




                 Sanwa/OLP Restructured Mortgage Loan Documents



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT J




               Sanwa/Tower A Restructured Mortgage Loan Documents



                  Filed with the Court under separate cover on September 4, 1996














                                    EXHIBIT K




                           Tower B Financing Documents



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT L




                     Tower B Amended Reimbursement Agreement



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT M




                           Tower D Financing Documents



                  Filed with the Court under separate cover on September 4, 1996















                                    EXHIBIT N




                     Tower D Amended Reimbursement Agreement



                  Filed with the Court under separate cover on September 4, 1996
















                                    EXHIBIT O




                      New Tower D LP Partnership Agreement



                  Filed with the Court under separate
                  cover on September 4, 1996





                                TABLE OF CONTENTS


                                                                   Page

SECTION 1.       DEFINITIONS AND INTERPRETATION....................  1

         A.      Definitions.......................................  1
         B.      Interpretation; Application of
                 Definitions and Rules of Construction............. 45

SECTION 2.       PROVISIONS FOR SUBSTANTIVE CONSOLIDATION.......... 46

         2.1.    Substantive Consolidation of Consolidated
                 Devco Entities.................................... 46
         2.2.    Substantive Consolidation of Realty Corp.,
                 OYREUSA and Baden................................. 46
         2.3.    Substantive Consolidation of Liberty Plaza
                 Co., OLP Co. and Trinity Place Co................. 47
         2.4.    Substantive Consolidation of 245 Park Co.,
                 245 Holding LP and 245 Corp....................... 47

SECTION 3.       PROVISIONS RELATING TO DISTRIBUTIONS TO THE
                 CO-PROPONENTS..................................... 48

SECTION 4.       PROVISIONS FOR THE SETTLEMENT OF CLAIMS........... 48

         4.1.    Settlement of Intercompany Claims................. 48
         4.2.    The January 12th Settlement Agreement............. 49
         4.3.    BPHI Settlement................................... 50
         4.4.    Merrill Lynch Settlement.......................... 51
         4.5.    TIAA Settlement................................... 59
         4.6.    Toronto Dominion Settlement....................... 61
         4.7.    Reichmann Settlement.............................. 62
         4.8.    Amex Settlement................................... 67
         4.9.    Bank of Nova Scotia Settlement.................... 71
         4.10.   Dragon Settlement................................. 74
         4.11.   Oppenheimer Indirect Capital Contribution and
                 Treatment of Oppenheimer Claim.................... 75

SECTION 5.       PROVISIONS FOR PAYMENT OF ADMINISTRATIVE
                 EXPENSE CLAIMS, PRIORITY TAX CLAIMS AND OTHER
                 CLAIMS............................................ 77

         5.1.    Administrative Expense Claims..................... 77
         5.2.    Priority Tax Claims............................... 77
         5.3.    Consolidated Devco Convenience Claims............. 78

SECTION 6.       CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS..... 78

         6.1.    Claims Against and Equity Interests in
                 Consolidated Devco................................ 78


                                       -i-



                                                                  Page

         6.2.    Claims Against and Equity Interests in
                 Consolidated Realty Corp........................... 79
         6.3.    Claims Against and Equity Interests in SF
                 Holdings........................................... 80
         6.4.    Claims Against and Equity Interests in Devco
                 Canada............................................. 80
         6.5.    Claims Against and Equity Interests in Equity
                 Canada............................................. 80
         6.6.    Claims Against and Equity Interests in
                 Consolidated OLP................................... 80
         6.7.    Claims Against and Equity Interests in
                 Tower A Co......................................... 81
         6.8.    Claims Against and Equity Interests in
                 Tower Corp......................................... 81
         6.9.    Claims Against and Equity Interests in
                 Consolidated 245................................... 82
         6.10.   Claims Against and Equity Interests in
                 Tower B Leaseco.................................... 82

SECTION 7.       PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN CONSOLIDATED DEVCO............. 83

         7.1.    Priority Non-Tax Claims Against Consolidated
                 Devco Entities (Consolidated Devco Class 1)........ 83
         7.2.    Secured Club Loan Claims Against Devco,
                 Devco GP, Equityco, Equity GP, and U.S. Finco
                 Consolidated Devco Class 2)....................... 83
         7.3.    Secured CIBC/OLP Claims Against Devco, Devco
                 GP and U.S. Finco (Consolidated Devco
                 Class 3)........................................... 84
         7.4.    Secured Sumitomo Bank/Tower D Pledge Loan
                 Claims Against Devco and Devco GP (Consolidated
                 Devco Class 4)..................................... 84
         7.5.    Secured Citibank Letter of Credit Claims
                 Against the Consolidated Devco Entities
                 Consolidated Devco Class 5)....................... 84
         7.6.    Secured Citibank Swap Claims Against Devco
                 Consolidated Devco Class 6)....................... 85
         7.7.    Secured Sterling National Letter of Credit
                 Claims Against Devco GP (Consolidated Devco
                 Class 7)........................................... 85
         7.8.    Secured 245 Park Co. Partnership Claims
                 Against Devco (Consolidated Devco Class 8)......... 85
         7.9.    CIBC/Lost Note Indemnity Claims Against O&Y
                 Finco, Equityco and Equity GP (Consolidated
                 Devco Class 9)..................................... 85
         7.10.   Insured Claims Against Consolidated Devco
                 Entities (Consolidated Devco Class 10)............. 86
         7.11.   General Unsecured Claims Against Consolidated
                 Devco Entities (Consolidated Devco Class 11)....... 86


                           -ii-


                                                                      Page

         7.12.   Equity Interests in Consolidated Devco
                 Entities (Consolidated Devco Class 12)............. 94

SECTION 8.       PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN CONSOLIDATED REALTY CORP....... 94

         8.1.    Priority Non-Tax Claims Against Realty Corp.,
                 Baden and OYREUSA (Consolidated Realty Corp.
                 Class 1)........................................... 94
         8.2.    Secured Club Loan Claims Against OYREUSA
                 (Consolidated Realty Corp. Class 2)................ 94
         8.3.    Toronto Dominion Judgment Claims Against
                 Baden (Consolidated Realty Corp. Class 3).......... 95
         8.4.    Bank of Nova Scotia Claims Against Baden
                 (Consolidated Realty Corp. Class 4)................ 95
         8.5.    Insured Claims Against Realty Corp., OYREUSA
                 And Baden (Consolidated Realty Corp. Class 5)...... 95
         8.6.    General Unsecured Claims Against Realty
                 Corp., OYREUSA and Baden (Consolidated Realty
                 Corp. Class 6)..................................... 95
         8.7.    Equity Interests in Realty Corp.
                 (Consolidated Realty Corp. Class 7)................ 96

SECTION 9.       PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN SF HOLDINGS.................... 96

         9.1.    Priority Non-Tax Claims Against SF Holdings
                 (SF Holdings Class 1).............................. 96
         9.2.    General Unsecured Claims Against SF Holdings
                 (SF Holdings Class 2).............................. 97
         9.3.    Equity Interest in SF Holdings (SF Holdings
                 Class 3)........................................... 97

SECTION 10.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN DEVCO CANADA................... 97

         10.1.   Priority Non-Tax Claims Against Devco Canada
                 (Devco Canada Class 1)............................. 97
         10.2.   Insured Claims Against Devco Canada (Devco
                 Canada Class 2).................................... 98
         10.3.   General Unsecured Claims Against Devco Canada
                 (Devco Canada Class 3)............................. 98
         10.4.   Equity Interest in Devco Canada (Devco Canada
                 Class 4)........................................... 98

SECTION 11.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN EQUITY CANADA.................. 99

         11.1.   Priority Non-Tax Claims Against Equity Canada
                 (Equity Canada Class 1)............................ 99


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                                                                    Page

         11.2.   Insured Claims Against Equity Canada (Equity
                 Canada Class 2).................................... 99
         11.3.   General Unsecured Claims Against Equity
                 Canada (Equity Canada Class 3)..................... 99
         11.4.   Equity Interest in Equity Canada (Equity
                 Canada Class 4)....................................100

SECTION 12.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST
                 AND EQUITY INTERESTS IN CONSOLIDATED OLP...........100

         12.1.   Priority Non-Tax Claims Against Liberty Plaza
                 Co., OLP Co. and Trinity Place Co.
                 (Consolidated OLP Class 1).........................100
         12.2.   Secured Sanwa/OLP Claims Against Liberty
                 Plaza Co., OLP Co. and Trinity Place Co.
                 (Consolidated OLP Class 2).........................100
         12.3.   Secured U.S. Finco/OLP Claims Against
                 Liberty Plaza Co., OLP Co. and Trinity
                 Place Co. (Consolidated OLP Class 3)...............112
         12.4.   Insured Claims Against Liberty Plaza Co.,
                 OLP Co. and Trinity Place Co. (Consolidated
                 OLP Class 4).......................................112
         12.5.   General Unsecured Claims Against Liberty
                 Plaza Co., OLP Co. and Trinity Place Co.
                 (Consolidated OLP Class 5).........................112
         12.6.   Equity Interests in Liberty Plaza Co., OLP
                 Co., and Trinity Place Co. (Consolidated OLP
                 Class 6)...........................................112

SECTION 13.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST
                 AND EQUITY INTERESTS IN TOWER A CO.................113

         13.1.   Priority Non-Tax Claims Against Tower A
                 Co. (Tower A Co. Class 1)..........................113
         13.2.   Secured Sanwa/Tower A Claims Against Tower A
                 Co. (Tower A Co. Class 2)..........................113
         13.3.   TIAA Judgment Claims Against Tower A Co.
                 (Tower A Co. Class 3)..............................122
         13.4.   Insured Claims Against Tower A Co. (Tower A
                 Co. Class 4).......................................123
         13.5.   General Unsecured Claims Against Tower A Co.
                 (Tower A Co. Class 5)..............................123
         13.6.   Equity Interests in Tower A Co. (Tower A Co.
                 Class 6)...........................................123

SECTION 14.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST
                 AND EQUITY INTERESTS IN TOWER CORP.................123

         14.1.   Priority Non-Tax Claims Against Tower Corp.
                 (Tower Corp. Class 1)..............................123


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                                                                    Page

         14.2.   Secured Club Loan Claims Against Tower Corp.
                 (Tower Corp. Class 2)...............................123
         14.3.   Insured Claims Against Tower Corp. (Tower
                 Corp. Class 3)......................................124
         14.4.   General Unsecured Claims Against Tower Corp.
                 (Tower Corp. Class 4)...............................124
         14.5.   Equity Interests in Tower Corp. (Tower Corp.
                 Class 5)............................................124

SECTION 15.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN CONSOLIDATED 245................124

         15.1.   Priority Non-Tax Claims Against 245 Park Co.,
                 245 Holding LP and 245 Corp. (Consolidated 245
                 Class 1)............................................124
         15.2.   Secured Club Loan Claims Against 245 Holding
                 LP and 245 Corp. (Consolidated 245 Class 2).........125
         15.3.   Secured Aetna Mortgage Loan Claims Against 245
                 Park Co. (Consolidated 245 Class 3).................125
         15.4.   Secured DKB Mortgage Loan Claims Against 245
                 Park Co. (Consolidated 245 Class 4).................139
         15.5.   Club Loan/245 Park Deficiency Claims Against
                 245 Holding LP and 245 Corp. (Consolidated 245
                 Class 5)............................................153


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                                                                     Page


         15.6.   Insured Claims Against 245 Park Co., 245
                 Holding LP and 245 Corp. (Consolidated 245
                 Class 6).............................................153
         15.7.   General Unsecured Claims Against 245 Park
                 Co., 245 Holding LP and 245 Corp.
                 (Consolidated 245 Class 7)...........................153
         15.8.   Equity Interests in 245 Park Co., 245 Holding
                 LP Co. and 245 Corp. (Consolidated 245
                 Class 8).............................................153

SECTION 16.      PROVISIONS FOR TREATMENT OF CLAIMS AGAINST AND
                 EQUITY INTERESTS IN TOWER B LEASECO..................165

         16.1.   Priority Non-Tax Claims Against Tower B
                 Leaseco (Tower B Leaseco Class 1)....................165
         16.2.   Merrill Lynch/Tower B Leaseco Secured Claim
                 (Tower B Leaseco Class 2)............................165
         16.3.   Insured Claims Against Tower B Leaseco (Tower
                 B Leaseco Class 3)...................................165
         16.4.   General Unsecured Claims Against Tower B
                 Leaseco (Tower B Leaseco Class 4)....................165
         16.5.   Equity Interests in Tower B Leaseco (Tower B
                 Leaseco Class 5).....................................166

SECTION 17.      IDENTIFICATION OF CLASSES OF CLAIMS AND
                 INTERESTS IMPAIRED AND NOT IMPAIRED UNDER THIS
                 PLAN; ACCEPTANCE OR REJECTION OF THIS PLAN...........166

         17.1.   Holders of Claims and Equity Interests
                 Entitled to Vote.....................................166
         17.2.   Acceptance by Unimpaired Classes.....................166
         17.3.   Elimination of Classes...............................167
         17.4.   Nonconsensual Confirmation...........................167
         17.5.   Revocation of Plan...................................167

SECTION 18.      MEANS OF IMPLEMENTATION..............................167

         18.1.   Newco LP.............................................168
         18.2.   Ownership of Managing GP.............................173
         18.3.   Organization of Devco GP.............................173
         18.4.   Organization of Liquidating Corp.....................174
         18.5.   OLP Transactions.....................................176
         18.6.   245 Park Avenue Transactions.........................178
         18.7.   Tower A Transactions.................................180
         18.8.   Tower B Transactions.................................182
         18.9.   Tower D Transactions.................................183
         18.10.  WFC Retailco Holding Corp. and WFC Retailco
                 L.P..................................................184
         18.11.  Transfers in Furtherance of the Plan.................184


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                                                                     Page

         18.12.  Co-Proponents' Capital Infusion......................185
         18.13.  Restrictions on Transferability and
                 Assignability of Class A Interests and Class B
                 Interests and on Admission of Substitute
                 Partners; Tag-Along Rights...........................185
         18.14.  Letter of Credit Transactions........................189
         18.15.  Execution of CIBC Amended and Restated Lost
                 Note Indemnity Agreement.............................189
         18.16.  Abandonment of Interest in Olympia & York
                 (U.S.) Holdings Company, L.P.........................189
         18.17   Distributions under this Plan........................189

SECTION 19.      PROVISIONS GOVERNING DISTRIBUTIONS...................189

         19.1.   Date of Distributions................................189
         19.2.   Delivery of Distributions............................189
         19.3.   Time Bar to Cash Payments............................190
         19.4.   Manner of Payment Under this Plan....................190
         19.5.   Cap on Distributions.................................191

SECTION 20.      PROCEDURES FOR RESOLVING AND TREATING DISPUTED
                 CLAIMS UNDER THIS PLAN...............................191

         20.1.   Prosecution of Objections............................191
         20.2.   No Distributions Pending Allowance...................191
         20.3.   Claims Reserves......................................192
         20.4.   Distributions After Allowance........................195
         20.5.   Distributions After Disallowance.....................196

SECTION 21.      PROVISIONS GOVERNING EXECUTORY CONTRACTS AND
                 UNEXPIRED LEASES UNDER THIS PLAN.....................197

         21.1.   General Treatment....................................197
         21.2.   Amendments to Schedule; Effect of Amendments.........198
         21.3.   Bar to Rejection Damages.............................198

SECTION 22.      CONDITIONS PRECEDENT TO CONFIRMATION DATE AND
                 EFFECTIVE DATE.......................................199

         22.1.   Conditions Precedent to Confirmation of this
                 Plan.................................................199
         22.2.   Conditions Precedent to the Effective Date of
                 this Plan............................................201
         22.3.   Waiver of Conditions Precedent.......................203

SECTION 23.      EFFECT OF CONFIRMATION...............................204

         23.1.   Reorganized Debtors' Authority.......................204
         23.2.   Testing and Liens....................................204
         23.3.   Discharge of the Debtors.............................204


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                                                                     Page

         23.4.   Term of Injunctions or Stays.........................205

SECTION 24.      RELEASES, INJUNCTION AND WAIVER OF CLAIMS............205

         24.1.   Release of the Debtors and Debtors in
                 Possession...........................................205
         24.2.   Limited Release of O&Y Releasees.....................205
         24.3.   Limited Release of the Plan Releasees................207
         24.4.  Injunction...........................................209
         24.5.   Avoidance and Recovery Actions........................209

SECTION 25.      RETENTION OF JURISDICTION............................210

         25.1.   Retention of Jurisdiction............................210
         25.2.   Modification of Plan.................................211

SECTION 26.      MISCELLANEOUS PROVISIONS.............................212

         26.1.   Payment of Statutory Fees............................212
         26.2.   Retiree Benefits.....................................213
         26.3.   Dissolution of Creditors' Committee..................213
         26.4.   Recognition of Guarantee Rights......................213
         26.5.   Severability.........................................213
         26.6.   Governing Law........................................215
         26.7.   Notices..............................................215


SCHEDULES TO PLAN


Schedule 1.194           Schedule of O&Y Affiliates
Schedule 18              Restructuring Transactions
Schedule 21.1            Executory Contracts to be Assumed Under The
                         Plan


EXHIBITS TO PLAN


Exhibit A                Aetna Restructured Mortgage Loan Documents
Exhibit B                Convertible Note and Indenture
Exhibit C                DKB Restructured Mortgage Loan Documents
Exhibit D                Intentionally Omitted
Exhibit E                Intentionally Deleted
Exhibit F                Merrill Lynch Tower B Lease Amendment
Exhibit G                Merrill Lynch Tower D Lease Amendment
Exhibit H                Newco LP Partnership Agreement
Exhibit I                Sanwa/OLP Restructured Mortgage Loan
                         Documents


                          -viii-



Page
Exhibit J                Sanwa/Tower A Restructured Mortgage Loan
                         Documents
Exhibit K                Tower B Amended Reimbursement Agreement
Exhibit L                Tower B Financing Documents
Exhibit M                Tower D Financing Documents
Exhibit N                Tower D Amended Reimbursement Agreement
Exhibit O                New Tower D LP Partnership Agreement



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